[FRONT COVER]

                                                   [PIONEER Investments(R) LOGO]

PIONEER
VARIABLE
CONTRACTS
TRUST

CLASS I SHARES

Pioneer Emerging Markets VCT Portfolio
Pioneer Europe VCT Portfolio
Pioneer International Growth VCT Portfolio
Pioneer Science & Technology VCT Portfolio
Pioneer Mid-Cap Value VCT Portfolio
Pioneer Growth Shares VCT Portfolio                          ANNUAL REPORT
Pioneer Real Estate Growth VCT Portfolio
Pioneer Fund VCT Portfolio                                 December 31, 2000
Pioneer Equity-Income VCT Portfolio
Pioneer Balanced VCT Portfolio
Pioneer High Yield VCT Portfolio
Pioneer Strategic Income VCT Portfolio
Pioneer Swiss Franc Bond VCT Portfolio
Pioneer America Income VCT Portfolio
Pioneer Money Market VCT Portfolio

                                               PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Table of Contents

Letter from the President                          1
Pioneer Emerging Markets VCT Portfolio
 Portfolio and Performance Update                  2
 Portfolio Management Discussion                   3
Pioneer Europe VCT Portfolio
 Portfolio and Performance Update                  4
 Portfolio Management Discussion                   5
Pioneer International Growth VCT Portfolio
 Portfolio and Performance Update                  6
 Portfolio Management Discussion                   7
Pioneer Science & Technology VCT Portfolio
 Portfolio and Performance Update                  8
 Portfolio Management Discussion                   9
Pioneer Mid-Cap Value VCT Portfolio
 Portfolio and Performance Update                 10
 Portfolio Management Discussion                  11
Pioneer Growth Shares VCT Portfolio
 Portfolio and Performance Update                 12
 Portfolio Management Discussion                  13
Pioneer Real Estate Growth VCT Portfolio
 Portfolio and Performance Update                 14
 Portfolio Management Discussion                  15
Pioneer Fund VCT Portfolio
 Portfolio and Performance Update                 16
 Portfolio Management Discussion                  17
Pioneer Equity-Income VCT Portfolio
 Portfolio and Performance Update                 18
 Portfolio Management Discussion                  19
Pioneer Balanced VCT Portfolio
 Portfolio and Performance Update                 20
 Portfolio Management Discussion                  21
Pioneer High Yield VCT Portfolio
 Portfolio and Performance Update                 22
 Portfolio Management Discussion                  23
Pioneer Strategic Income VCT Portfolio
 Portfolio and Performance Update                 24
 Portfolio Management Discussion                  25
Pioneer Swiss Franc Bond VCT Portfolio
 Portfolio and Performance Update                 26
 Portfolio Management Discussion                  27
Pioneer America Income VCT Portfolio
 Portfolio and Performance Update                 28
 Portfolio Management Discussion                  29
Pioneer Money Market VCT Portfolio
 Portfolio Management Discussion                  30
Schedules of Investments
 Pioneer Emerging Markets VCT Portfolio           31
 Pioneer Europe VCT Portfolio                     36
 Pioneer International Growth VCT Portfolio       38
 Pioneer Science & Technology VCT Portfolio       41
 Pioneer Mid-Cap Value VCT Portfolio              43
 Pioneer Growth Shares VCT Portfolio              46
 Pioneer Real Estate Growth VCT Portfolio         48
 Pioneer Fund VCT Portfolio                       49
 Pioneer Equity-Income VCT Portfolio              52
 Pioneer Balanced VCT Portfolio                   54
 Pioneer High Yield VCT Portfolio                 58
 Pioneer Strategic Income VCT Portfolio           61
 Pioneer Swiss Franc Bond VCT Portfolio           66
 Pioneer America Income VCT Portfolio             68
 Pioneer Money Market VCT Portfolio               69
Financial Statements                              70
Notes to Financial Statements                     88
Report of Independent Public Accountants          99
Results of Shareowner Meeting                    100

                                               PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
LETTER FROM THE PRESIDENT 12/31/00
--------------------------------------------------------------------------------

Dear Contract Owner,

The year 2000 ended amid turbulent markets and rancorous politics as the election drama played out against a background of exceptional market volatility. By the time you read this letter the new administration will be in place in Washington, but it's less clear what will be happening on Wall Street. At Pioneer we recognize that economics, not politics, is driving today's market activity. Signs of a slowing economy and changing investor preferences are everywhere. Periods like this accentuate the benefits of discipline and fundamental analysis.

Meanwhile, value stocks have been staging a comeback after years of investor obsession with growth. A slowing economy tends to bring valuations down to earth, and Pioneer's style has always been to focus on value - we spend every day searching for stocks and bonds whose potential is going unrecognized in the marketplace.

As investor attention shifts from growth to value or from stocks to bonds, one of the best suggestions I can make is that you set aside time to meet with your investment professional. That meeting could be especially important if it has been a while since you last reviewed your overall portfolio. Use the opportunity to reevaluate your retirement plan contributions and decide whether a Roth or a Traditional IRA is the better choice for you. Your financial professional will also help you examine and assess your portfolio's exposure to different investment categories in today's fast-changing markets.

An important announcement from Pioneer

I'm very happy to report that, on October 24, 2000, Pioneer Investment Management became a wholly owned subsidiary of UniCredito Italiano S.p.A., one of Italy's largest and most successful banking groups. Early in 2001, all of UniCredito's investment operations will be combined to form Pioneer Global Asset Management S.p.A., which through Pioneer and other subsidiaries will manage over $110 billion for global individual and institutional clients under the name Pioneer Investments[RegTM]. The new Pioneer Global will bring Pioneer access to greater analytical resources that complement our broad set of investment skills, reinforcing Pioneer's tradition of fundamental investment analysis and sound long-term portfolio management. We believe shareholders will benefit from this greater integration.

All of us at Pioneer appreciate your decision to invest with us and look forward to helping you reach your financial goals.



Sincerely,

/s/ David Tripple

David Tripple
Pioneer Investment Management, Inc.

Pioneer Emerging Markets VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
PORTFOLIO AND PERFORMANCE UPDATE 12/31/00
--------------------------------------------------------------------------------

[Start Pie Chart]

SECTOR DISTRIBUTION                         GEOGRAPHICAL DISTRIBUTION
(As a percentage of equity holdings)        (As a percentage of equity holdings)

Communcation Services               25%     Other                                    25%
Financial                           25%     Brazil                                   14%
Consumer Staples                    11%     South Korea                              10%
Technology                           9%     Mexico                                   10%
Other                               11%     India                                    12%
Basic Materials                      6%     Taiwan                                    7%
Consumer Cyclicals                   5%     South Africa                              6%
Utilities                            4%     Hong Kong                                 6%
Energy                               4%     Malaysia                                  4%
                                            Greece                                    3%
                                            Thailand                                  3%

[End Pie Chart]

--------------------------------------------------------------------------------
Five Largest Holdings
(As a percentage of equity holdings)

----------------------------------------
  1. Korea Electric Power Corp.    2.03%
----------------------------------------
  2. SK Telecom Co., Ltd.          1.98
----------------------------------------
  3. China Mobile Ltd.             1.84
----------------------------------------
  4. Carso Global Telecom          1.77
----------------------------------------
  5. Grupo Televisa S.A. ADR       1.59
----------------------------------------

Holdings will vary for other periods.

--------------------------------------------------------------------------------
Prices and Distributions

                            12/31/00   12/31/99
Net Asset Value per Share   $ 12.10    $ 18.75

Distributions per Share  Income      Short-Term      Long-Term
(12/31/99 - 12/31/00)    Dividends   Capital Gains   Capital Gains
                         $ -         $ -             $ 0.331

--------------------------------------------------------------------------------
Performance of a $10,000 Investment

The following chart shows the value of an investment made in Pioneer Emerging Markets VCT Portfolio at net asset value, compared to the growth of MSCI Emerging Markets Free Index. Portfolio returns are based on net asset value and do not reflect any applicable insurance fees or surrender charges.

[Start Line Chart]

                      Pioneer Emerging                 MSCI Emerging
                   Markets VCT Portfolio*            Markets Free Index
 10/98                    $10,000                         $10,000
                          $10,490                         $10,675
                          $10,990                         $12,003
  6/99                    $14,120                         $14,931
                          $12,330                         $14,162
                          $18,750                         $17,766
  3/00                    $21,150                         $18,197
                          $17,323                         $16,347
                          $14,356                         $14,223
 12/00                    $12,337                         $12,329

The Morgan Stanley Capital International
(MSCI) Emerging Markets Free Index is
an unmanaged, capitalization-weighted
measure of 1,009 securities trading in
26 emerging markets; it reflects only
those securities available to foreign
investors. Index returns are calculated
monthly, assume reinvestment of divi-
dends and, unlike Portfolio returns,
do not reflect any fees or expenses. You cannot invest directly in the Index.

[Start Side Bar]

Average Annual
Total Returns
(As of December 31, 2000)
--------------------------------
Net Asset Value*
--------------------------------

Period
Life-of-Portfolio    10.16%
(10/30/98)
1 Year               -34.20%

All total returns shown assume reinvestment of distributions at net asset value.

* Portfolio performance does not reflect any variable contract fees, expenses or sales charges. If they had been included, performance would have been lower. See the pages that comprise the inside cover of this report for performance net of any contract fees, expenses or sales charges.

[End Side Bar]

2 Past performance does not guarantee future results. Return and share prices fluctuate so that your investment, when redeemed, may be worth more or less than its original cost.

Pioneer Emerging Markets VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 12/31/00
--------------------------------------------------------------------------------

[Start Side Bar]

International investing may involve special risks, including differences in accounting and currency, as well as economic and political instability.

The Portfolio's investment adviser, Pioneer
Investment Management, Inc., reduced its management fee and certain other expenses; otherwise, returns would have been lower.

[End Side Bar]

In the following interview, Mark Madden, the portfolio manager of Pioneer Emerging Markets VCT Portfolio, discusses the recent market environment and the Portfolio's performance during the 12-month period ended December 31, 2000.

Q: How did the Portfolio perform?

A: For the year ended December 31, 2000, the Portfolio returned -34.20% at net asset value. In comparison, the MSCI Emerging Markets Free Index generated a return of -30.61% for the same period.

Q: What factors influenced emerging markets performance during the period?

A: Despite continued fundamental improvements in many developing countries, emerging equity markets generally fell in 2000. The most significant cause for the decline was weakening global growth, which was due in part to rising energy prices and increases in short-term interest rates in the United States. Political uncertainty also contributed to equity market weakness in some countries, as elections approached or new leadership assumed power.

   Heading into 2001, we believe that equity prices in the emerging markets already reflect many of these risks. In Asia, valuations in some cases have approached levels last seen during the worst of the Asian crisis of 1998. In our view, this market reaction is an opportunity to buy stocks at attractive prices. We feel that the market does not accurately reflect the substantial progress that many emerging market companies, economies, and financial systems have made during the last two years. We believe that our rigorous, research-driven approach - which is designed to identify companies with strong long-term growth prospects, proven managerial teams, and attractive valuations - will help us take advantage of these trends.

Q: Where are you finding attractive investment opportunities in the emerging markets?

A: We are cautious, given the questions surrounding the sustainability of demand in the U.S. economy. We believe that U.S. imports will slow in the near term, so we have reduced the Portfolio's exposure to companies that derive significant revenues from U.S. sales. In our view, there are better opportunities available in companies that derive revenues from the domestic economy of their home country. In Asia, for example, local demand is just beginning to recover following the crisis of 1997-8. Moreover, while profit margins may have peaked in the U.S., we are looking for improvement in the margins and earnings of Asian companies in the financial, consumer, and telecommunications sectors.

   Meanwhile, the economies of Eastern Europe have been hurt by slow growth in Germany, but Poland, Hungary, and the Czech Republic look attractive as their governments continue to introduce market reforms that we believe will place them next in line for admission to the European Union.

   In all markets, we continue to find companies that benefit from the global trend toward outsourcing. Increasingly, multinational corporations in the United States and Europe are shifting production and services to firms in developing countries in order to reduce costs and improve efficiency. This trend is proving beneficial to many companies in Asia and Eastern Europe.

Q: What is your outlook for the coming year?

A: In 2000, global investors became increasingly risk-averse as fears mounted over inflation, interest rates, oil prices, and growth prospects in the developed world. We believe that many of these uncertainties will ease in the coming year, especially if interest rate reductions in the U.S. spark increased domestic consumption in the emerging markets. We feel that if this indeed proves to be the case, investors will once again focus on the positive trends taking place in the emerging markets.

Pioneer Europe VCT Portfolio                    PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
PORTFOLIO AND PERFORMANCE UPDATE 12/31/00
--------------------------------------------------------------------------------

[Start Pie Chart]

SECTOR DISTRIBUTION                             GEOGRAPHICAL DISTRIBUTION
(As a percentage of equity holdings)            (As a percentage of equity holdings)

Financial                             29%       United Kingdom                    25.3%
Technology                            16%       France                            19.4%
Communication Services                15%       Italy                             11.0%
Energy                                 8%       Netherlands                       10.9%
Consumer Staples                      10%       Switzerland                        9.8%
Health Care                            7%       Germany                            9.6%
Capital Goods                          5%       Finland                            5.5%
Utilities                              5%       Spain                              4.6%
Basic Materials                        4%       Ireland                            2.3%
Consumer Cyclicals                     1%       Sweden                             1.6%

[End Pie Chart]

Five Largest Holdings
(As a percentage of equity holdings)

-------------------------------------------
  1. Vodafone AirTouch Plc            5.79%
-------------------------------------------
  2. Nokia AB (A.D.R.)                5.53
-------------------------------------------
  3. Shell Transport & Trading Co.    3.64
-------------------------------------------
  4. Philips Electronics              2.92
-------------------------------------------
  5. Novartis Ag                      2.65
-------------------------------------------

Holdings will vary for other periods.

--------------------------------------------------------------------------------
Prices and Distributions

                            12/31/00   12/31/99
Net Asset Value per Share   $ 11.07    $ 13.61

Distributions per Share  Income      Short-Term      Long-Term
(12/31/99 - 12/31/00)    Dividends   Capital Gains   Capital Gains
                         $ 0.023     $ -             $ 0.010

--------------------------------------------------------------------------------
Performance of a $10,000 Investment

The following chart shows the value of an investment made in Pioneer Europe VCT Portfolio at net asset value, compared to the growth of MSCI Europe Index. Portfolio returns are based on net asset value and do not reflect any applicable insurance fees or surrender charges.


[Start Line Chart]

                       Pioneer Europe
                       VCT Portfolio*                     MSCI Europe Index
 10/98                    $10,000                              $10,000
                          $10,600                              $10,992
                          $10,220                              $10,761
  6/99                    $10,426                              $10,728
                          $10,566                              $10,854
                          $13,618                              $12,741
  3/00                    $15,159                              $12,751
                          $13,341                              $12,348
                          $12,257                              $11,446
 12/00                    $11,104                              $11,671

[End Line Chart]

The Morgan Stanley Capital International
(MSCI) Europe Index is an unmanaged,
capitalization-weighted index of the 15
European country indices included in the MSCI EAFE (Europe, Australasia, Far
East) Index. Index returns are calculated monthly, assume reinvestment of divi-dends and, unlike Portfolio returns, do not reflect any fees or expenses. You cannot invest directly in the Indices.

[Start Side Bar]

Average Annual
Total Returns
(As of December 31, 2000)
---------------------------------
Net Asset Value*
---------------------------------

Period
Life-of-Portfolio     4.94%
(10/30/98)
1 Year               -18.46%

All total returns shown assume reinvestment of distributions at net asset value.

* Portfolio performance does not reflect any variable contract fees, expenses or sales charges. If they had been included, performance would have been lower. See the pages that comprise the inside cover of this report for performance net of any contract fees, expenses or sales charges.

[End Side Bar]

4 Past performance does not guarantee future results. Return and share prices fluctuate so that your investment, when redeemed, may be worth more or less than its original cost.

Pioneer Europe VCT Portfolio                    PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 12/31/00
--------------------------------------------------------------------------------

[Start Side Bar]

International investing may involve special risks, including differences in accounting and currency, as well as economic and political instability.

[End Side Bar]

The 12 months ended December 31, 2000 proved to be a challenging time for European stocks, as it did for the financial markets worldwide. Towards the end of the year, a new management team composed of portfolio managers and analysts took responsibility for the Portfolio. The team, supervised by chief investment officer Theresa A. Hamacher assisted by Michael P. Bradshaw, carries out the day-to-day management of the Portfolio. The team may draw on the research and investment management expertise of Pioneer's Irish affiliate, Pioneer Investment Management Limited. In the following interview, Ms. Hamacher discusses the challenging but exciting period for European investments and the factors that could shape Pioneer Europe Portfolio's performance in the months ahead.

Q: How did the Portfolio perform in this bipolar market?

A: Technology and telecommunications investments rallied dramatically during the first half of your Portfolio's fiscal year and promptly retreated in the second half following sharp declines last spring. However, other sectors - including financial and pharmaceutical stocks - picked up steam in the later six months as the momentum in technology-related stocks ebbed.

   For the year ended December 31, 2000, the Portfolio generated a total return of -18.46%, at net asset value. In comparison, the MSCI Europe Index returned -8.39%. The 132 variable annuity international underlying funds tracked by Lipper, Inc. posted a return of -14.72%. (Lipper is an independent firm that tracks annuity portfolio performance).

Q: What was responsible for the Portfolio's disappointing results during the year?

A: The Portfolio's investments in technology and telecommunications stocks were key in working against its 12-month performance. Global Telesystems, a U.S.-based telephone operator that derives 100% of its revenues from Europe, was particularly hard hit. This company relies on inflows of capital from the financial markets - and that funding was choked off in the market decline. We sold our investment in Global Telesystems, expecting that today's more volatile markets would weaken the company's prospects. A large position in Vodafone (United Kingdom), a leading cellular phone company that fell victim to declining usage, also contributed negatively to the Portfolio's results, as did Equant (France) and Ericsson (Sweden), two wireless phone companies that also sustained declines. Helping to offset some of the setbacks was the Portfolio's sizable investment in Nokia (Finland), a wireless technology leader whose market dominance helped cushion it from the market downturn.

   While the correction was not altogether a surprise, given the spectacular rise in stock prices, many solid European companies were unfairly tarnished in the rush to judgment. We believe technology, media and telecommunications will continue to be a major force shaping the global economy and your Portfolio as well. Investor sentiment has shifted from these sectors as a whole to individual companies that can deliver real earnings and strong growth momentum - not just a promise. This thinking has always been at the heart of our research efforts.

   In this environment, we've been reviewing the risk/reward profile of each Portfolio holding to make sure price valuations and growth prospects accurately reflect our expectations. We are concerned abut the valuations of software and internet companies and have limited our investments in their stocks as well as those of small-capitalization companies. This review resulted in some changes to the Portfolio's industry allocations, most notably the information technology sector, which decreased from 19% to 16% of total net assets during the course of the year.

Q: Which investments helped the Portfolio during the year?

A: Investments in financial stocks stand out as a positive influence on performance during the year. On December 31, these holdings represented 29% of total assets. Rising earnings and Europe's escalating appreciation for savings and investment strategies - particularly for retirement - and consequent growth of the asset management business in Europe, are favorably impacting this sector. Portfolio holdings are focused on private banking and investment management companies rather than traditional commercial banking institutions. Falling interest rates worldwide also proved very positive. For example, the private Swiss bank Julius Baer Holding and asset managers Banca Fideuram (Italy) and Amvescap (United Kingdom) were up considerably for the year.

Q: What is your outlook?

A: Prices in European stock markets currently are reflecting expectations of a gradually slowing economy, a decrease in the momentum of corporate earnings and lower interest rates. Technology, media and telecommunications stocks are likely to experience ongoing volatility for the foreseeable future. However, we believe companies with a clear understanding of their product and marketplace offer appealing value and may begin to attract investors back to the market. In these sectors as well as others, we'll continue to focus on sales and earnings growth in our decision-making, favoring high-quality, medium-to large-sized companies. As the Portfolio's defensive stocks, which tend to move independently of the general economy, begin to look fully valued, we anticipate selling them to lock in profits. As always, the volatility in European stock markets will continue to create uncertainty, which ultimately translates into favorable buying opportunities.

Pioneer International Growth VCT Portfolio      PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
PORTFOLIO AND PERFORMANCE UPDATE 12/31/00
--------------------------------------------------------------------------------

[Start Pie Chart]

PORTFOLIO DIVERSIFICATION                         COUNTRY DISTRIBUTION
(As a percentage of equity holdings)              (As a percentage of equity holdings)

Technology                            20.7%       United Kingdom                    24.1%
Financial                             16.2%       France                            14.2%
Communication Services                13.8%       Japan                             13.7%
Consumer Cyclicals                    12.7%       Switzerland                        6.8%
Consumer Staples                       9.6%       Germany                            5.5%
Basic Materials                        8.8%       Finland                            5.3%
Energy                                 6.5%       Italy                              4.7%
Health Care                            5.3%       Spain                              4.5%
Capital Goods                          3.3%       Netherlands                        4.2%
Other                                  3.1%       Other                              3.2%
                                                  Australia                          2.6%
                                                  Canada                             2.6%
                                                  Singapore                          2.0%
                                                  Mexico                             1.5%
                                                  Sweden                             1.4%
                                                  Hong Kong                          1.4%
                                                  Israel                             1.3%
                                                  South Korea                        1.0%

[End Pie Chart]

--------------------------------------------------------------------------------
Five Largest Holdings

(As a percentage of equity holdings)

------------------------------------------
  1. Nokia Oyj                       2.86%
------------------------------------------
  2. Vodafone AirTouch Group Plc.    2.74
------------------------------------------
  3. Total Fina Elf                  2.32
------------------------------------------
  4. Novartis Ag                     2.27
------------------------------------------
  5. Aventis SA                      2.25
------------------------------------------

Holdings will vary for other periods.
--------------------------------------------------------------------------------
Prices and Distributions

                            12/31/00   12/31/99
Net Asset Value per Share   $ 11.83    $ 15.38

Distributions per Share  Income      Short-Term      Long-Term
(12/31/99 - 12/31/00)    Dividends   Capital Gains   Capital Gains
                         $ 0.108     $ -             $ -

--------------------------------------------------------------------------------
Performance of a $10,000 Investment

The following chart shows the value of an investment made in Pioneer International Growth VCT Portfolio at net asset value, compared to the growth of MSCI EAFE Index and ACWF ex. U.S. Index. Portfolio returns are based on net asset value and do not reflect any applicable insurance fees or surrender charges.

[Start Line Chart]

                    Pioneer International                                   ACWF ex. U.S.
                    Growth VCT Portfolio*          MSCI EAFE Index             Index
  3/95                    $10,000                       $10,000               $10,000
                          $10,360                       $10,073               $10,201
                          $11,053                       $10,918               $10,960
  6/96                    $11,845                       $11,411               $11,544
                          $11,998                       $11,579               $11,691
                          $13,888                       $12,877               $13,176
 12/97                    $12,581                       $11,784               $11,929
                          $12,885                       $13,661               $13,359
                          $12,163                       $14,137               $13,655
  6/99                    $12,983                       $14,697               $14,631
                          $17,561                       $17,950               $17,877
                          $16,451                       $17,222               $17,281
 12/00                    $13,609                       $15,408               $15,179

[End Line Chart]

Index comparisons begin on 3/31/95.
The Morgan Stanley Capital International (MSCI)
EAFE (Europe, Australasia, Far East) Index is an unmanaged, capitalization-weighted index of 22 international stock markets. The MSCI, ACWF ex. U.S. (All Country World Free Index excluding the United States) is composed of 46 markets -
21 developed countries and 25 emerging
countries. We believe the ACWF Index is more representative of the companies in the Portfolio than the EAFE Index and will not provide the EAFE Index in the future. Index returns are calculated monthly, assume reinvestment of dividends, and, unlike
Portfolio returns, do not reflect any fees or expenses. You cannot invest directly in the Indices.

[Start Side Bar]

Average Annual
Total Returns
(As of December 31, 2000)
--------------------------------
Net Asset Value*
--------------------------------

Period
Life-of-Portfolio     5.40%
(3/1/95)
5 Years               4.25%
1 Year               -22.50%

All total returns shown assume reinvestment of distributions at net asset value.

* Portfolio performance does not reflect any variable contract fees, expenses or sales charges. If they had been included, performance would have been lower. See the pages that comprise the inside cover of this report for performance net of any contract fees, expenses or sales charges.

[End Side Bar]

6 Past performance does not guarantee future results. Return and share prices fluctuate so that your investment, when redeemed, may be worth more or less than its original cost.

Pioneer International Growth VCT Portfolio      PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 12/31/00
--------------------------------------------------------------------------------

[Start Side Bar]

International investing may involve special risks, including differences in accounting and currency, as well as economic and political instability.

[End Side Bar]

After a rise in stock prices during the early months of Pioneer International Growth VCT Portfolio's fiscal year, international markets reversed course. Given the high-quality companies comprising your Portfolio, we're riding out the storm with an eye to better days. In the following interview, portfolio manager Pavlos M. Alexandrakis discusses the factors influencing your Portfolio's performance for the year ended December 31, 2000.

Q: How did the Portfolio weather the correction in international markets?

A: It was a very challenging period for many industries across international markets, but the steepest declines came in technology-related stocks. Your Portfolio suffered disproportionately relative to its peers, since it holds a large weighting in technology and telecommunications stocks. During the second half of the year, investors' concerns about world growth and corporate profits depressed stock prices further. However, stocks in your Portfolio that tend to do well in periods of slower growth performed quite well and helped soften the negative performance of other investments.

   For the year ending December 31, 2000, the Portfolio generated a total return of -22.50%, at net asset value. The Portfolio's comparative benchmark, the Morgan Stanley Capital International (MSCI) All Country World Free Index excluding the United States returned -15.09% for the same period. The 132 variable annuity international underlying funds tracked by Lipper, Inc. posted a return of -14.72%. (Lipper is an independent firm that tracks annuity portfolio performance.)

Q: Do you anticipate any major shifts in the Portfolio given signs of a global slowdown?

A: While we are constantly fine-tuning the Portfolio in response to changing market conditions, we do not anticipate major changes in our investments. We constantly weigh the risk/reward quotient of every holding in the Portfolio and believe the current composition best captures a wide range of opportunities in international markets.

   Our decision-making revolves around a simple formula. We invest the majority of the assets in strategic long-term investments, which we tend to buy and hold through all market conditions until they achieve our objectives. These companies are seasoned global leaders with talented management teams, sound balance sheets and the ability to deliver strong returns over the long term. Short-term market pressure becomes an opportunity to buy more stock at bargain prices. For instance, cellular handset provider Nokia (Finland) predicted slower mobile phone sales for the second half of 2000. Its stock price dropped significantly in the aftermath of the announcement, when investors indiscriminately sold in response to temporary, overblown fears. Ultimately, Nokia proved to be a positive influence on your Portfolio, delivering a gain of 20% for the year.

   Electronic components and semiconductors temporarily hurt performance when prices of chips fell in response to low demand from personal computer makers. Once again, we decided to hold onto Portfolio holdings, including ST Microelectronics (France), Philips Electronics (Netherlands) and Samsung Electronics (South Korea), because they work closely with the cellular phone market, which has a more robust outlook.

Q: Where is the balance of assets invested?

A: The remaining portion of the Portfolio is more tactical and is invested in companies that we would hold for a shorter period of time than the strategic component. Internet-related companies or potential mergers and acquisitions candidates provide fertile ground for investment. For example, we've invested in three alternative telecommunications providers - Cable & Wireless (United Kingdom), COLT Telecom (United Kingdom) and Equant (France) - which are competing with larger, well-established companies to provide long distance service. We believe these holdings are attractive takeover candidates, because purchasing businesses with established assets is a quicker and more affordable way to expand a company's global presence than replicating it.

Q: What contributed to the favorable returns in the oil and financial sectors?

A: Rising oil prices helped push up the profits, and ultimately, the stock prices of oil companies. Portfolio holdings Total Fina Elf (France), ENI (Italy), Shell Transport & Trading Co. (United Kingdom) and Petrobras (Brazil) made strong gains during the year. We expect oil prices to stabilize and possibly decline in 2001, so we have shifted the Portfolio's emphasis from producers to drillers. We invested the proceeds from the sale of LASMO (United Kingdom), which is in takeover talks, in Enterprise Oil (United Kingdom), an oil exploration company.

Q: Has the Portfolio's geographic focus shifted?

A: Political uncertainties and lack of genuine banking reform prompted us to trim five percent of the Portfolio's assets in Japan during the last half of the year. The Portfolio's considerable underweighting relative to its benchmark proved to be a wise decision as Japan was one of the poorest performing countries for the year. We reallocated the proceeds evenly to Europe and Canada.

Q: What's your outlook?

A: Concerns about slowing world growth and dwindling corporate profits will produce choppy markets for the foreseeable future. However, 2001 should bring lower interest rates as the world's central banks take steps to foster economic growth. With Europe set to overtake the United States as the engine of world growth and low stock valuations available in foreign markets, international markets are poised to lead the recovery in the world's financial markets. We believe your Portfolio is well positioned to benefit from the long-term structural forces destined to shape this recovery.

Pioneer Science & Technology VCT Portfolio      PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
PORTFOLIO AND PERFORMANCE UPDATE 12/31/00
--------------------------------------------------------------------------------

[Start Pie Chart]

PORTFOLIO DIVERSIFICATION                                     SECTOR DISTRIBUTION
(As a percentage of total investment portfolio)               (As a percentage of equity holdings)

U.S. Common Stock                                   92%       Technology                          83%
International Common Stock                           6%       Health Care                          9%
Depositary Receipts for International Stocks         2%       Capital Goods                        8%

[End Pie Chart]

--------------------------------------------------------------------------------
Five Largest Holdings
(As a percentage of equity holdings)

-----------------------------------------
  1. Sanmina Corp.                  3.02%
-----------------------------------------
  2. Dupont Photomasks, Inc.        2.73
-----------------------------------------
  3. Intel Corp.                    2.60
-----------------------------------------
  4. Micron Technology Corp.        2.58
-----------------------------------------
  5. Vitesse Semiconductor Corp.    2.52
-----------------------------------------

Holdings will vary for other periods.
--------------------------------------------------------------------------------
Prices and Distributions

                            12/31/00   5/1/00
Net Asset Value per Share   $ 7.48     $ 10.00

Distributions per Share  Income      Short-Term      Long-Term
(5/1/00 - 12/31/00)      Dividends   Capital Gains   Capital Gains
                         $ -         $ -             $ -

--------------------------------------------------------------------------------
Performance of a $10,000 Investment

The following chart shows the value of an investment made in Pioneer Science & Technology VCT Portfolio at net asset value, compared to the growth of the Nasdaq Composite Index. Portfolio returns are based on net asset value and do not reflect any applicable insurance fees or surrender charges.

[Start Line Chart]

                      Pioneer Science &
                  Technology VCT Portfolio*             Nasdaq Composite Index
  5/00                    $10,000                              $10,000
  6/00                    $12,318                              $11,662
                          $11,897                              $11,077
  8/00                    $14,194                              $12,368
                          $11,623                              $10,800
 10/00                    $10,369                               $9,909
                           $7,534                               $7,640
 12/00                     $7,882                               $7,265

[End Line Chart]

The Nasdaq Composite Index is a
capitalization-weighted index based on the total market value of all the issues that compose it. It reflects the performance of more than 5,500 companies. Index returns are calculated monthly, assume reinvestment of dividends and, unlike
Portfolio returns, do not reflect any fees or expenses. You cannot invest directly in the Index.

Cumulative
Total Return
(As of December 31, 2000)
---------------------------------
Net Asset Value*
---------------------------------

Period
Life-of-Portfolio    -25.20%
(5/1/00)

All total returns shown assume reinvestment of distributions at net asset value.

* Portfolio performance does not reflect any variable contract fees, expenses or sales charges. If they had been included, performance would have been lower. See the pages that comprise the inside cover of this report for performance net of any contract fees, expenses or sales charges.

8 Past performance does not guarantee future results. Return and share prices fluctuate so that your investment, when redeemed, may be worth more or less than its original cost.

Pioneer Science & Technology VCT Portfolio      PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 12/31/00
--------------------------------------------------------------------------------

[Start Side Bar]

Companies in the rapidly changing fields of science and technology often face special risks. For example, products may not be commercially successful or may become obsolete quickly.

The Portfolio invests in small- and medium-capitalization stocks, which may be more volatile and less liquid than large-cap issues. The Portfolio also invests in international securities, which are subject to special risks including fluctuations in currency, differing regulatory and accounting standards, and periods of illiquidity.

The Portfolio's investment adviser, Pioneer Investment Management, Inc., reduced its management fee and certain other expenses; otherwise, returns would have been lower.

[End Side Bar]

In the following interview, Thomas Crowley, the portfolio manager of Pioneer Science & Technology VCT Portfolio, discusses the recent market environment and the Portfolio's performance during the abbreviated 7-month period ended December 31, 2000. The Portfolio's Class I Shares were first offered on May 1, 2000.

Q: How did the poor performance of the technology sector impact the Portfolio?

A: Technology stocks suffered from a wave of earnings shortfalls and negative comments by Wall Street analysts. Macroeconomic factors such as higher oil prices and rising interest rates also fueled the sector's volatility. A global drop in demand for personal computers and wireless handsets affected both the manufacturers and the suppliers of components, especially semiconductor companies.

   The slump in technology and biotechnology stocks was reflected in the Portfolio's returns. For the seven months ended December 31, 2000, the Portfolio declined 25.20% at net asset value, ahead of the -36.01% return of the Nasdaq Composite Index, the Fund's benchmark.

Q: How did you cope with the negative market conditions?

A: Throughout these challenging months, we maintained our strategy of selecting stocks with compelling technologies and attractive valuations in the hope they would fare better on a relative basis coming out of the current downturn. We believe that an approach that focuses on fundamental research and individual stock selection will prove helpful to performance in both up and down markets.

   We modestly increased the Portfolio's exposure to health care, which tends to perform better amid expectations of declining economic growth, but in general we chose to stay the course and look beyond the current slowdown. The Portfolio holds stocks in areas with high growth potential, and that will remain the case even if overall expectations ratchet down. Key areas in our view are networking, semiconductors, and contract manufacturers.

Q: What individual stocks had an impact on the Portfolio's performance?

A: On the positive side, OSI Pharmaceuticals attracted investor interest based on encouraging clinical trials for its cancer-treating drugs. In technology, Synopsys benefited from an up cycle in the automation of electronic design. However, Lucent Technologies dropped sharply as the company repeatedly missed earnings targets and market opportunities.

Q: What is your outlook for tech stocks?

A: The first half of 2001 is likely to be challenging for technology companies.
   We expect that overall market volatility will remain high, with the largest fluctuations continuing to take place in the technology sector. However, we think that economic growth will accelerate in the second half of the year, stimulated by further cuts in interest rates. Companies will tread lightly in forecasting earnings, and, with an improving economic backdrop, these cautious expectations may be more readily met. This is a scenario that investors would welcome. In this environment, we feel that the Portfolio will be well-positioned by virtue of our ongoing focus on companies that we believe to have the strongest fundamentals.

Pioneer Mid-Cap Value VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
PORTFOLIO AND PERFORMANCE UPDATE 12/31/00
--------------------------------------------------------------------------------

[Start Pie Chart]

PORTFOLIO DIVERSIFICATION                                     SECTOR DISTRIBUTION
(As a percentage of total investment portfolio)               (As a percentage of equity holdings)

U.S. Common Stocks                                89.6%       Technology                          17%
Short-Term Cash Equivalents                        5.6%       Financial                           17%
International Common Stocks                        4.1%       Consumer Cyclicals                  14%
Depositary Receipts for International Stocks       0.7%       Utilities                           12%
                                                              Consumer Staples                     9%
                                                              Health Care                          8%
                                                              Capital Goods                        7%
                                                              Energy                               7%
                                                              Basic Materials                      5%
                                                              Communication Services               4%

[End Pie Chart]

--------------------------------------------------------------------------------
Five Largest Holdings

(As a percentage of equity holdings)

-----------------------------------
  1. NCR Corp.                5.01%
-----------------------------------
  2. Ace Ltd.                 2.24
-----------------------------------
  3. Waste Management Inc.    2.17
-----------------------------------
  4. Imation Corp.            2.00
-----------------------------------
  5. Venator Group, Inc.      1.95
-----------------------------------

Holdings will vary for other periods.
--------------------------------------------------------------------------------
Prices and Distributions

                            12/31/00   12/31/99
Net Asset Value per Share   $ 17.79    $ 16.26


Distributions per Share  Income      Short-Term      Long-Term
(12/31/99 - 12/31/00)    Dividends   Capital Gains   Capital Gains
                         $ 0.125     $ -             $ 1.089

--------------------------------------------------------------------------------
Performance of a $10,000 Investment

The following chart shows the value of an investment made in Pioneer Mid-Cap Value VCT Portfolio at net asset value, compared to the growth of Standard & Poor's (S&P) 500 Index. Portfolio returns are based on net asset value and do not reflect any applicable insurance fees or surrender charges.

[Start Line Chart]

                      Pioneer Mid-Cap
                    Value VCT Portfolio*                     S&P 500 Index
  3/95                    $10,000                              $10,000
                          $10,650                              $11,315
                          $11,713                              $12,943
  6/96                    $13,527                              $14,247
                          $13,473                              $15,906
                          $15,541                              $19,182
 12/97                    $16,800                              $21,208
                          $18,228                              $24,956
                          $16,125                              $27,256
  6/99                    $18,814                              $30,623
                          $18,241                              $32,978
                          $18,609                              $32,830
 12/00                    $21,525                              $29,974

The S&P 500 Index is an unmanaged
measure of 500 widely held common stocks listed on the New York Stock Exchange,
American Stock Exchange and
over-the-counter markets. Index returns
are calculated monthly, assume
reinvestment of dividends and, unlike
Portfolio returns, do not reflect any
fees or expenses. You cannot invest
directly in the Index.

[Start Side Bar]

Average Annual
Total Returns
(As of December 31, 2000)
---------------------------------
Net Asset Value*
---------------------------------

Period
Life-of-Portfolio   14.03%
(3/1/95)
5 Years             12.94%
1 Year              18.00%

All total returns shown assume reinvestment of distributions at net asset value.

* Portfolio performance does not reflect any variable contract fees, expenses or sales charges. If they had been included, performance would have been lower. See the pages that comprise the inside cover of this report for performance net of any contract fees, expenses or sales charges.

[End Side Bar]

10 Past performance does not guarantee future results. Return and share prices fluctuate so that your investment, when redeemed, may be worth more or less than its original cost.

Pioneer Mid-Cap Value VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 12/31/00
--------------------------------------------------------------------------------

[Start Side Bar]

On May 1, 2000, the name of Capital Growth Portfolio changed to Pioneer Mid-Cap Value VCT Portfolio.

Mid-capitalization stocks, while offering the potential for higher returns, may be subject to greater short-term price fluctuation than securities of larger companies.

[End Side Bar]

In the following interview, Rod Wright, the portfolio manager of Pioneer Mid-Cap Value VCT Portfolio, discusses the recent market environment and the Portfolio's performance during the year ended December 31, 2000.

Q: How did the Portfolio perform?

A: For the year ended December 31, 2000, the Portfolio returned 18.00% at net asset value. In comparison, the S&P 400 MidCap Index rose 17.50%, while the Standard and Poor's 500 Index fell 9.11% and the Nasdaq Composite Index fell 39.29% in the same period.

Q: What factors influenced Portfolio performance?

A: In a generally favorable environment for mid-cap value stocks, the Portfolio's investments in the health care, energy, utilities, and financial sectors worked particularly well. While some of our holdings in the volatile technology sector dampened performance, the Portfolio did not have substantial exposure to this area. Further, about half of our tech holdings were value-oriented companies that offered compelling turnaround stories. Several positions, including Sunguard Data Services and NCR - the Portfolio's number one holding - rose significantly during the period.

Q: Within the sectors that helped Portfolio performance, what were some individual companies that performed particularly well?

A: Our holdings in the health care sector generally produced strong returns, led by hospital management companies such as Health Management Associates and HCA. We also benefited from an overweight position in energy stocks, which were boosted by rising oil and natural gas prices. However, we took advantage of higher valuations early in the fourth quarter by trimming many of our holdings in the sector. Among the Portfolio's successful investments were two exploration and production companies, Anadarko Petroleum and Apache Corp. We have since sold our position in Anadarko and substantially reduced our holdings in Apache. Deepwater drilling companies such as R&B Falcon and Ocean Energy were also strong contributors over the year.

   Meanwhile, utility companies had been out of favor for over a year until market volatility - and investors' subsequent flight to stocks with more stable earnings - led to a rally in the sector. Among our best-performing investments in this area were DPL, Inc. and Reliant Energy, Inc., a diversified company involved in gas and energy distribution. In the financial sector, we benefited from our positions in TCF Financial Corp., a Minnesota-based bank, and Washington Mutual, a major savings and loan. We also captured some of the growth in the property and casualty insurance industry through holdings in Ace and XL Capital, two Bermuda-based reinsurance companies.

   On the negative side, the Portfolio's performance was also hurt by several of its retail holdings, including Kmart and Office Max. Kmart, which we no longer own, had difficulty competing against companies such as Walmart and Target. Office Max, which has also been sold, was hurt by heavy competition and slowing computer sales.

Q: What is your outlook for mid-cap value stocks?

A: We are positive on the group, as we continue to find high-quality, reasonably valued companies with excellent fundamentals. We believe that there are a growing number of investment opportunities in the mid-cap value sector, and will strive to use market volatility as an opportunity to purchase good companies at attractive prices.

Pioneer Growth Shares VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
PORTFOLIO AND PERFORMANCE UPDATE 12/31/00
--------------------------------------------------------------------------------

[Start Pie Chart]

PORTFOLIO DIVERSIFICATION                                     SECTOR DISTRIBUTION
(As a percentage of total investment portfolio)               (As a percentage of equity holdings)

U.S. Common Stocks                                  89%       Technology                          31%
Repurchase Agreements                                7%       Health Care                         21%
Depositary Receipts                                  3%       Consumer Staples                    14%
U.S. Denominated Foreign Stocks                      1%       Consumer Cyclicals                  10%
                                                              Financial                            9%
                                                              Capital Goods                        8%
                                                              Basic Materials                      3%
                                                              Energy                               2%
                                                              Communication Services               1%
                                                              Utilities                            1%

[End Pie Chart]

--------------------------------------------------------------------------------
Five Largest Holdings
(As a percentage of equity holdings)

----------------------------------------
  1. Pharmacia Corp.               5.25%
----------------------------------------
  2. Pfizer, Inc.                  4.93
----------------------------------------
  3. Comcast Corp. (Non Voting)    3.86
----------------------------------------
  4. Merck & Co., Inc.             3.80
----------------------------------------
  5. American Tower Corp.          3.80
----------------------------------------

Holdings will vary for other periods.
--------------------------------------------------------------------------------
Prices and Distributions

                            12/31/00   12/31/99
Net Asset Value per Share   $ 18.39    $ 21.92

Distributions per Share  Income      Short-Term      Long-Term
(12/31/99 - 12/31/00)    Dividends   Capital Gains   Capital Gains
                         $ -         $ -             $ 1.588

--------------------------------------------------------------------------------
Performance of a $10,000 Investment

The following chart shows the value of an investment made in Pioneer Growth Shares VCT Portfolio at net asset value, compared to the growth of Standard & Poor's (S&P) 500 Index and the Russell 1000 Index. Portfolio returns are based on net asset value and do not reflect any applicable insurance fees or surrender charges.

[Start Line Chart]

                    Pioneer Growth Shares
                        VCT Portfolio*                       S&P 500 Index
  10/97                    $10,000                              $10,000
  12/97                    $10,227                              $10,654
                           $11,773                              $12,137
                           $12,574                              $12,537
                           $11,094                              $11,292
  12/98                    $13,561                              $13,692
                           $14,761                              $14,373
                           $14,970                              $15,384
                           $13,314                              $14,423
  12/99                    $14,637                              $16,567
                           $15,010                              $16,944
                           $14,576                              $16,493
                           $14,862                              $16,334
  12/00                    $13,484                              $15,058

The S&P 500 Index is an unmanaged
measure of 500 widely held common stocks listed on the New York Stock Exchange,
American Stock Exchange and
over-the-counter markets. The Russell
1000 Index is an unmanaged measure of
the 1,000 largest stocks, based on
market capitalization, in the Russell
3000 Index. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees or expenses. You cannot invest directly in the Indices.

[Start Side Bar]

Average Annual
Total Returns
(As of December 31, 2000)
----------------------------------
Net Asset Value*
----------------------------------

Period
Life-of-Portfolio    9.89%
(10/31/97)
1 Year               -7.88%

All total returns shown assume reinvestment of distributions at net asset value.

* Portfolio performance does not reflect any variable contract fees, expenses or sales charges. If they had been included, performance would have been lower. See the pages that comprise the inside cover of this report for performance net of any contract fees, expenses or sales charges.

[End Side Bar]

12 Past performance does not guarantee future results. Return and share prices fluctuate so that your investment, when redeemed, may be worth more or less than its original cost.

Pioneer Growth Shares VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 12/31/00
--------------------------------------------------------------------------------

The year 2000 was a period of great volatility in U.S. equity markets, with many growth-oriented strategies suffering negative returns. Towards the end of the year, a new management team composed of portfolio managers and analysts took responsibility for the Portfolio. The team, supervised by chief investment officer Theresa A. Hamacher, carries out the day-to-day management of the Portfolio. Ms. Hamacher joined Pioneer in 1997 and has been an investment professional since 1984. Eric J. Weigel, Senior Vice President of Pioneer, is responsible for monitoring the Portfolio and implementing the team's decisions. In the following interview, Mr. Weigel discusses the factors affecting performance in 2000 and the new investment strategy being implemented for the Portfolio.

Q: How would you characterize the Portfolio's performance during the 12- month period?

A: The Portfolio's defensive orientation helped it mute the effects of a volatile stock market. For the 12-month period ended December 31, 2000, the Portfolio returned -7.88% at net asset value. During the same period, the Standard & Poor's 500 Index and the Russell 1000 Index, two benchmarks for large-company stock investing, returned -9.11% and -7.79%, respectively. The 236 variable annuity underlying growth Portfolios tracked by Lipper, Inc. posted a return of -9.22%. (Lipper is an independent firm that tracks annuity portfolio performance.)

Q: How would you describe the investment team's management style?

A: We are using more of a team approach to management, and we are positioning the Portfolio to focus primarily on large companies with records of earnings growth. Our new approach seeks to add value through fundamental analysis and selection of individual stocks within each industry, not by emphasizing one industry over another. Our goal is to use the best ideas generated by analysts in Pioneer's U.S.-based equity research team. Each of them concentrates on specific industries. In making investment decisions, we also seek to make allocations between industries similar to those of the Russell 1000 Growth Index. We do that so the Portfolio's exposure to various sectors mirrors the market as a whole, and our performance compared to the market will be tied to our stock selection rather than industry weighting. We also take advantage of the research at our sister company, Pioneer Investment Management Ltd., based in Ireland. Analysts there can help us evaluate broad industry trends and provide important information about individual companies and their competitive positions.

Q: What is your investment approach?

A: We emphasize fundamental research by our investment professionals. We seek investments in sound companies with good market positions, proven managements, and excellent long-term prospects for sustained growth. The Portfolio is focused, with a relatively limited number of stocks. We will, however, increase the number of companies in the Portfolio from about 35 to between 45 and 50, increasing the diversification of the overall Portfolio, consistent with our risk control disciplines. As we do this, we are reducing the size of the biggest stock holdings so performance will be less reliant on returns from a few, very large positions.

Q: What specific changes have occurred in the Portfolio?

A: The Portfolio has migrated to focus principally on investments in U.S.-based, large-cap growth companies. We also have adjusted industry allocations to be closer to those of the Russell 1000 Growth Index. We reduced the emphasis on consumer staples companies, for example, from 47% of the Portfolio on November 3 to about 14% on December 31. We also cut our investments in financial services from 15% to 9% of the Portfolio. At the same time, we increased technology from 7% to 31% of the Portfolio, while raising investments in health care from 3% to 21%. As we broadened the industry diversification of the Portfolio, we also reduced the exposure to companies that had been the Portfolio's largest positions, including Berkshire Hathaway, Sealed Air, Walgreen's and Wrigley's. We then added a number of leading companies to the Portfolio, including Microsoft and America On-Line. Neither company was even in the Portfolio two months earlier. Other technology-related companies that we have added included Qualcomm, Hewlett-Packard, Oracle and Intel. In health care, we have added companies such as American Home Products, a pharmaceuticals leader, and Amgen, a large biotech firm. All these companies are established industry leaders with excellent long-term growth records. By December 31, 2000, the Portfolio's repositioning was about 80% complete.

Q: What is your outlook for 2001?

A: We are cautiously optimistic, although I expect continued volatility in the stock market in the short run. The Federal Reserve Board reduced short-term interest rates by a total of 1.00% early in the new year. These rate reductions should begin to have positive effects on the economy, with corporate profit growth increasing in the second half of 2001. We think these developments should help build a good environment for the Portfolio's strategy, which emphasizes stock selection, independent, fundamental analysis, and large-cap growth companies.

Pioneer Real Estate Growth VCT Portfolio        PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
PORTFOLIO AND PERFORMANCE UPDATE 12/31/00
--------------------------------------------------------------------------------

[Start Pie Chart]

PORTFOLIO DIVERSIFICATION                                     SECTOR DISTRIBUTION
(As a percentage of total investment portfolio)               (As a percentage of equity holdings)

U.S. Common Stocks                                  90%       Real Estate Investment Trusts       96%
Short Term Cash Equivalents                          8%       Real Estate Services                 4%
International Common Stocks                          2%

[End Pie Chart]

--------------------------------------------------------------------------------
Five Largest Holdings
(As a percentage of equity holdings)

-----------------------------------------------
  1. Equity Office Properties Trust       8.20%
-----------------------------------------------
  2. Equity Residential Property Trust    6.03
-----------------------------------------------
  3. Avalonbay Communities, Inc.          4.45
-----------------------------------------------
  4. Reckson Associates Realty Corp.      4.36
-----------------------------------------------
  5. Archstone Communities Trust          4.36
-----------------------------------------------

Holdings will vary for other periods.
--------------------------------------------------------------------------------
Prices and Distributions

                            12/31/00   12/31/99
Net Asset Value per Share   $ 14.42    $ 11.73

Distributions per Share   Income      Short-Term      Long-Term
(12/31/99 - 12/31/00)+    Dividends   Capital Gains   Capital Gains
                          $ 0.595     $ -             $ -

+The Portfolio also paid a non-taxable distribution of $0.097 per share.

--------------------------------------------------------------------------------
Performance of a $10,000 Investment

The following chart shows the value of an investment made in Pioneer Real Estate Growth VCT Portfolio at net asset value, compared to the growth of Standard & Poor's (S&P) 500 Index and Wilshire Real Estate Securities Index. Portfolio returns are based on net asset value and do not reflect applicable insurance fees and surrender charges.

[End Line Chart]

                     Pioneer Real Estate                              Wilshire Real Estate
                    Growth VCT Portfolio*          S&P 500 Index        Securities Index
  3/95                    $10,000                     $10,000               $10,000
                          $10,721                     $10,951               $10,435
                          $11,696                     $12,528               $11,322
                          $12,316                     $13,790               $12,360
 12/96                    $15,875                     $15,396               $15,497
                          $16,875                     $18,566               $16,507
                          $19,235                     $20,527               $18,565
                          $18,090                     $24,155               $17,579
 12/98                    $15,629                     $26,381               $15,330
                          $16,414                     $29,640               $16,369
                          $14,977                     $31,920               $14,841
                          $17,203                     $31,777               $17,099
 12/00                    $19,397                     $29,012               $19,403

The S&P 500 Index is an unmanaged
measure of 500 widely held common stocks listed on the New York Stock Exchange,
American Stock Exchange and the
over-the-counter markets. The Wilshire
Real Estate Securities Index is a
market-capitalization weighted measure
of the performance of 113 real estate
securities. The Index is 93% REITs (real estate investment trusts) (equity and hybrid) and 7% real estate operating companies. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the indices.

[Start Side Bar]

Average Annual
Total Returns
(As of December 31, 2000)
---------------------------------
Net Asset Value*
---------------------------------

Period
Life-of-Portfolio   12.01%
(3/31/95)
5 Years             10.65%
1 Year              29.51%

All total returns shown assume reinvestment of distributions at net asset value.

* Portfolio performance does not reflect any variable contract fees, expenses or sales charges. If they had been included, performance would have been lower. See the pages that comprise the inside cover of this report for performance net of any contract fees, expenses or sales charges.

[End Side Bar]

14 Past performance does not guarantee future results. Return and share prices fluctuate so that your investment, when redeemed, may be worth more or less than its original cost.

Pioneer Real Estate Growth VCT Portfolio        PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 12/31/00
--------------------------------------------------------------------------------

[End Side Bar]

Effective July 17, 2000 Jeff Caira assumed responsibility for day-to-day management of the Portfolio.

Real-estate related investments involve specific risks, including those related to general and local economic conditions and individual properties.

[End Side Bar]

Amidst major setbacks in many sectors of the stock market, real-estate investment trusts (REITs) delivered their best performance since 1997, as risk-averse investors exhibited a back-to-basics, value-conscious strategy. Since most of their earnings are paid out as dividends, REITs offered the stability of bonds as well as the capital appreciation of stocks during a year that has come to be regarded as one of the most extraordinary and volatile years on record. In the following interview, portfolio manager Jeff Caira discusses the interplay of factors that lifted Pioneer Real Estate Growth VCT Portfolio's performance for the 12 months ended December 31, 2000.

Q: Did the Portfolio participate favorably in the real estate rally?

A: Most definitely. The Portfolio outperformed the 27.99% average return of the 24 variable annuities underlying real estate funds tracked by Lipper, Inc. (Lipper is an independent firm that measures annuity portfolio performance.) Total return at net asset value for the Portfolio was 29.51% for the 12 months ended December 31, 2000. The Wilshire Real Estate Securities Index, the Portfolio's benchmark, returned 30.74% for the same period.

Q: What accounts for the Portfolio's strong returns?

A: While real estate investments generally performed well for much of the year, we believe effective stock picking and strategic sector allocations helped the Portfolio participate more fully in the rally. Our decision to overweight office/industrial and multi-family housing was very positive, since these two sectors excelled within the real estate industry. Although the Portfolio only had a small weighting in the top-performing lodging sector, its holdings there also did quite well. The Portfolio's reduced exposure to retail REITs also proved advantageous, as this sector's performance fell short of the real estate industry's average return.

   Generally speaking, however, the real estate industry benefited from several factors in 2000 - including rising rental revenues, supply/demand dynamics generally in equilibrium and relatively predictable cash flows. Furthermore, the diversification benefits of REITs held strong appeal in the aftermath of the sharp correction in technology stocks. Historically, REITs have not moved in step with the broader stock market and have demonstrated less price volatility than other equity sectors.

Q: Is the outlook for office/industrial and multi-family housing REITs still encouraging?

A: Prospects for both sectors remain very positive even in the face of a slowing economy, particularly since many of the Portfolio's holdings are located in fast-growing markets with high barriers to entry - primarily in the Northeast and West Coast. Office REITs can secure relatively stable income and high earnings growth since leases are typically for five to 10 years. The contractual rent agreement can lock in increases despite short-term economic bumps. Furthermore, in spite of the doubling of lease rates in strong central business districts such as San Francisco, we're still seeing vacancy rates below national averages. One of the Portfolio's top-performing holdings, Mission West Properties, owns office properties in Silicon Valley. Equity Office Properties Trust, the Portfolio's largest position, operates in 37 of the largest markets in the United States, deriving the bulk of its income from 10 core metropolitan markets. This REIT owns about three percent of the office space in country.

   The multi-family sector is supported by several compelling factors - including low unemployment, which is fostering strong renter demand. There are pockets of overbuilding but, by and large, the sector's supply/demand dynamics appear to be in equilibrium. Location remains an important consideration - one that keeps our strategy focused on markets where the demand is expected to be greater than new supply.

Q: Are you taking steps to reduce the Portfolio's exposure to a possible recession in 2001?

A: Yes, I have made some minor modifications to better align the Portfolio with our view of the best investment opportunities this year. For example, we sold the Portfolio's entire position in Entertainment Properties Trust, which manages a chain of movie theater properties. Several movie theater companies are experiencing financial difficulties, due to over-capacity of movie screens. When the supply of movie theaters comes back into equilibrium, we will revisit the sector. On the buy side, we increased the Portfolio's exposure to the self-storage sector. These REITs offer compelling valuations and are considered to be somewhat recession resistant.

   Generally speaking, the Portfolio remains focused on companies that we believe have the right combination of assets, positive supply/demand dynamics, strong balance sheets and sound management. I believe valuation, or the relative price of a REIT, will become more important for investors in 2001 given the strong appreciation we witnessed last year. Furthermore, income will likely play a greater role (earnings growth less so) in the Portfolio's performance in 2001. This outlook may dictate investigation of new markets, both on a geographic and property type basis.

Pioneer Fund VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
PORTFOLIO AND PERFORMANCE UPDATE 12/31/00
--------------------------------------------------------------------------------

[Start Pie Chart]

PORTFOLIO DIVERSIFICATION                                     SECTOR DISTRIBUTION
(As a percentage of total investment portfolio)               (As a percentage of equity holdings)

U.S. Common Stocks                                88.6%       Technology                        20.1%
Depositary Receipts for International Stocks       4.8%       Financial                         16.5%
Short-Term Cash Equivalents                        4.3%       Health Care                       13.1%
International Common Stocks                        2.3%       Consumer Cyclicals                11.9%
                                                              Consumer Staples                  11.1%
                                                              Communication Services            10.1%
                                                              Energy                             8.0%
                                                              Other                              4.2%
                                                              Capital Goods                      2.7%
                                                              Basic Materials                    2.3%

[End Pie Chart]

--------------------------------------------------------------------------------
Five Largest Holdings
(As a percentage of equity holdings)

--------------------------------------
  1. Schering-Plough Corp.       3.84%
--------------------------------------
  2. SBC Communications, Inc.    2.90
--------------------------------------
  3. Verizon Communications      2.31
--------------------------------------
  4. IBM Corp.                   1.92
--------------------------------------
  5. Exxon Mobil Corp.           1.81
--------------------------------------

Holdings will vary for other periods.
--------------------------------------------------------------------------------
Prices and Distributions

                            12/31/00   12/31/99
Net Asset Value per Share   $ 22.67    $ 22.70

Distributions per Share  Income      Short-Term      Long-Term
(12/31/99 - 12/31/00)    Dividends   Capital Gains   Capital Gains
                         $ 0.180     $ 0.134         $ -

--------------------------------------------------------------------------------
Performance of a $10,000 Investment

The following chart shows the value of an investment made in Pioneer Fund VCT Portfolio at net asset value, compared to the growth of Standard & Poor's (S&P) 500 Index and the Lipper Growth and Income Funds Index. Portfolio returns are based on net asset value and do not reflect any applicable insurance fees or surrender charges.

[Start Line Chart]

                         Pioneer Fund     S&P 500    Lipper Growth & Income
                        VCT Portfolio*     Index           Funds Index
  10/97                    $10,000        $10,000            $10,000
  12/97                    $10,543        $10,654            $10,444
                           $11,944        $12,137            $11,635
                           $11,964        $12,537            $11,657
                           $10,985        $11,292            $10,204
  12/98                    $13,296        $13,692            $11,863
                           $13,525        $14,373            $12,114
                           $14,728        $15,384            $13,238
                           $13,877        $14,423            $12,179
  12/99                    $15,411        $16,567            $13,270
                           $15,785        $16,944            $13,493
                           $16,018        $16,493            $13,155
                           $15,908        $16,334            $13,542
  12/00                    $15,600        $15,058            $13,322

The S&P 500 Index is an unmanaged
measure of 500 widely held common stocks listed on the New York Stock Exchange,
American Stock Exchange and the
over-the-counter markets. Index returns
assume reinvestment of dividends, and,
unlike Portfolio returns, do not reflect any fees or expenses. Portfolio returns are based on net asset value and do not reflect any annuity-related costs. You cannot invest directly in the Indices.

[Start Side Bar]

Average Annual
Total Returns
(As of December 31, 2000)
--------------------------------
Net Asset Value*
--------------------------------

Period
Life-of-Portfolio   15.06%
(10/31/97)
1 Year               1.22%

All total returns shown assume reinvestment of distributions at net asset value.

* Portfolio performance does not reflect any variable contract fees, expenses or sales charges. If they had been included, performance would have been lower. See the pages that comprise the inside cover of this report for performance net of any contract fees, expenses or sales charges.

[End Side Bar]

16 Past performance does not guarantee future results. Return and share prices fluctuate so that your investment, when redeemed, may be worth more or less than its original cost.

Pioneer Fund VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 12/31/00
--------------------------------------------------------------------------------

[Start Side Bar]

On May 1, 2000, the name of Growth and Income Portfolio changed to Pioneer Fund VCT Portfolio.

[End Side Bar]

In the following discussion, John Carey, portfolio manager of Pioneer Fund VCT Portfolio reviews the year and the factors that had an impact on the Portfolio's performance.

Q: How did volatility, especially in the technology sector, affect the performance of Pioneer Fund VCT Portfolio in 2000?

A: During a market like that of 2000, the main objective is asset preservation.
   We achieved that. For the year ended December 31, 2000, Pioneer Fund VCT Portfolio had a total return of 1.22% at net asset value. The average return of the 222 variable annuity underlying funds in the Lipper Growth & Income category returned a comparable 1.15%. By contrast, the Standard & Poor's 500 racked up a loss of 9.11% over the twelve months.

   The market of the past year presented some rare buying opportunities particularly in the ravaged technology sector. But we also found values during the last few months of the year in energy, consumer cyclicals, and financials. As always, we aimed to maintain representation in each of the market sectors, and in 2000 it was particularly fortunate that we were so diversified. The Portfolio definitely benefited from owning so many of the "re-discovered" stocks outside the technology sector.

Q: Can you talk more about the modifications you made to the Portfolio during the latter part of the year?

A: After reducing our exposure to the technology sector in the first quarter, principally by selling large positions in Sun Microsystems and Oracle, we used the price weakness in the sector at the end of the third quarter and throughout the fourth quarter to make new technology purchases. New entries included such stocks as Micrel, Micron Technology, Lam Research, Veeco Instruments, and Ericcson; and we added meaningfully to our position in Microsoft. During the fourth quarter we initiated positions in the oil producers Royal Dutch Petroleum and Shell Transport & Trading, Lowe's, the building-supplies retailer, and Citigroup, the diversified financial-services company.

   There was an extraordinary amount of merger-and-acquisition activity in the Portfolio, and among stocks we liquidated following the announcement of their acquisition by other companies were Best Foods, Central Newspapers, Reliastar, Paine Webber Group, and Lycos. Late in the year we received shares of Glaxo Smith-Kline in exchange for our shares of SmithKline Beecham and shares of AXA (France) in exchange for our shares of AXA Financial (U.S.) in mergers of those companies. We also began the year 2000 with shares of Bell Atlantic and GTE and ended the year with shares of Verizon when those two telephone giants combined; and our shares of USWest were converted into shares of Qwest Communications upon completion of a similar transaction.

Q: Which sectors contributed positively to performance, and which ones hindered it?

A: Through the beginning of March the technology sector was a positive contributor to performance, but during most of the rest of the year it mainly presented "buying opportunities." Our major pharmaceutical positions kicked in with some very good performance, and some of our financial, consumer staple, utility, and energy stocks also showed nice gains for the year.

   Disappointments in the Portfolio unrelated to the "tech debacle" included some of our retailers, the telecommunications service companies, and the railroads. However, by making sure that individual positions remained in proportion to what we regarded as reasonable, and by balancing different kinds of risks against each other, we steered the Portfolio through the difficult market of 2000 with minimal overall ill effects.

Q: What is your outlook for the new year?

A: At present, much attention is being given to signs of slowing economic growth. It may be that we do have some less robust times ahead of us. One thing we have learned over the years to expect is what we do not expect. Hence, we place a lot of importance on the fundamental business and financial strengths of companies in which we invest, and on their record of making it through economic downturns.

   We hope that by later in the year we shall have a brighter outlook, based on evidence of economic improvement. In the meantime, we thank you for your support and your interest.

Pioneer Equity-Income VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
PORTFOLIO AND PERFORMANCE UPDATE 12/31/00
--------------------------------------------------------------------------------

[Start Pie Chart]

PORTFOLIO DIVERSIFICATION                        SECTOR DISTRIBUTION
(As a percentage of total investment portfolio)  (As a percentage of equity holdings)

 U.S. Common Stocks                96.7%         Utilities                                          20.3%
 U.S. Convertible Securities        1.9%         Financial                                          18.6%
 Short-Term Cash Equivalents        1.4%         Health Care                                        13.1%
                                                 Communication Services                             12.9%
                                                 Energy                                             9.3%
                                                 Consumer Staples                                   7.8%
                                                 Consumer Cyclicals                                 5.0%
                                                 Technology                                         4.7%
                                                 Other                                              4.7%
                                                 Capital Goods                                      3.8%

[End Pie Chart]

--------------------------------------------------------------------------------
Five Largest Holdings
(As a percentage of equity holdings)

----------------------------------------
  1. Schering-Plough Corp.         5.16%
----------------------------------------
  2. SBC Communications Inc.       4.17
----------------------------------------
  3. Exxon Mobil Corp.             3.62
----------------------------------------
  4. Constellation Energy Group    3.27
----------------------------------------
  5. Verizon Communications        3.23
----------------------------------------

Holdings will vary for other periods.
--------------------------------------------------------------------------------
Prices and Distributions

                            12/31/00   12/31/99
Net Asset Value per Share   $ 21.28    $ 20.72

Distributions per Share  Income      Short-Term      Long-Term
(12/31/99 - 12/31/00)    Dividends   Capital Gains   Capital Gains
                         $ 0.491     $ -             $ 1.741

--------------------------------------------------------------------------------
Performance of a $10,000 Investment

The following chart shows the value of an investment made in Pioneer Equity-Income VCT Portfolio at net asset value, compared to the growth of Standard & Poor's (S&P) 500 Index. Portfolio returns are based on net asset value and do not reflect any applicable insurance fees or surrender charges.

[Start Line Chart]

                             Pioneer Equity-Income
                                 VCT Portfolio*                       S&P 500 Index
  3/95                              $10,000                              $10,000
                                    $10,990                              $11,315
                                    $12,362                              $12,943
                                    $12,881                              $14,247
 12/96                              $14,240                              $15,906
                                    $16,867                              $19,182
                                    $19,257                              $21,208
                                    $21,635                              $24,956
 12/98                              $23,455                              $27,256
                                    $25,207                              $30,623
                                    $23,739                              $32,978
                                    $23,677                              $32,830
 12/00                              $27,264                              $29,974

[End Line Chart]

The S&P 500 Index is an unmanaged
measure of 500 widely held common stocks listed on the New York Stock Exchange,
American Stock Exchange and the
over-the-counter markets. Index returns
assume reinvestment of dividends and,
unlike Portfolio returns, do not reflect any fees or expenses. Portfolio returns are based on net asset value and do not reflect any annuity-related costs. You cannot invest directly in the Index.

[Start Side Bar]

Average Annual
Total Returns
(As of December 31, 2000)
--------------------------------
Net Asset Value*
--------------------------------

Period
Life-of-Portfolio   18.74%
(3/1/95)
5 Years             17.14%
1 Year              14.85%

All total returns shown assume reinvestment of distributions at net asset value.

* Portfolio performance does not reflect any variable contract fees, expenses or sales charges. If they had been included, performance would have been lower. See the pages that comprise the inside cover of this report for performance net of any contract fees, expenses or sales charges.

[End Side Bar]

18 Past performance does not guarantee future results. Return and share prices fluctuate so that your investment, when redeemed, may be worth more or less than its original cost.

Pioneer Equity-Income VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 12/31/00
--------------------------------------------------------------------------------

In the following interview, John Carey, the portfolio manager of Pioneer Equity-Income VCT Portfolio, discusses the recent market environment and the Portfolio's performance during the 12-month period ended December 31, 2000.

Q: How did the Portfolio perform during the period?

A: The Portfolio produced a strong performance amid a difficult market environment. In a year in which the S&P 500 Index declined 9.11%, the Portfolio posted a gain of 14.85%. In comparison, the average return of the 45 variable annuity underlying Equity Income portfolios tracked by Lipper was 6.74%. (Lipper, Inc. is an independent firm that tracks annuity portfolio performance).

Q: What were the key factors behind this strong showing?

A: Our underweight position in technology, which proved to be a negative in the first six months of the period as the sector made explosive gains, helped significantly over the latter half of the year. The Portfolio holds only 4.6% of net assets in tech (versus 22.0% for the S&P 500), due largely to our overall objective of generating above-average income. In addition, we aim to keep the average price-to-earnings multiple of the Portfolio below that of the S&P.

   The positive results of the Portfolio were generated by a wide cross-section of holdings. Most heartening was the strong performance of several industries that had lagged the market quite badly in earlier periods, including electric utilities, property-and-casualty insurers, and oil-and-gas companies. The Portfolio also benefited from a wave of mergers and acquisitions, as several of our larger holdings were bought by other companies at premium prices. These included Best Foods, Atlantic Richfield, Reliastar, US West Communications, and First Security.

   At the same time, many of our basic industry, transportation, and consumer cyclical holdings struggled through the early part of the period, but began to recover in the fourth quarter as the market started to anticipate interest rate cuts.

Q: What sort of companies do you look for in managing the Portfolio?

A: We focus on companies that share common characteristics: they are profitable;
   they share their profits with shareowners in the form of dividend payments; and they retain the financial strength to stay profitable and continue paying dividends. We employ a "bottom-up" approach, using fundamental research to unearth strong businesses. While there were times in the first half of the year when our approach may have appeared "stodgy," in the end it produced respectable results in a market that many found to be quite rough.

Q: What is your outlook for the Portfolio?

A: We feel that the current environment offers several reasons for hope.
   Declining interest rates should be helpful not only to banks and other financial companies, but also to basic industry and consumer cyclical firms. While falling rates are viewed by many as a confirmation that the U.S. is indeed experiencing a slowdown, the easing of credit should eventually be a stimulus to renewed growth. The Portfolio does include quite a number of companies that could get a substantial boost from falling rates, such as those that are cyclical or economically sensitive.

   We are also encouraged by investors' move away from "concept" stocks with no profits to those that offer steady earnings and more reasonable valuations. As this process has unfolded, dividend-paying stocks have emerged from their long slump. Historically, dividends have been an important part of the total return available on stocks. While this has not been the case in recent years, it was again the case in 2000. We think that the focus on dividends could become more widespread in the year ahead.

   As always, we are appreciative of your support, and we look forward to reporting to you on the Portfolio's performance during the coming year.

Pioneer Balanced VCT Portfolio                  PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
PORTFOLIO AND PERFORMANCE UPDATE 12/31/00
--------------------------------------------------------------------------------

[Start Pie Chart]

PORTFOLIO DIVERSIFICATION                             SECTOR DISTRIBUTION
(As a percentage of total investment portfolio)       (As a percentage of long-term holdings)

U.S. Common Stocks                  57%               U.S. Government Securities                          21%
Corporate Bonds                     19%               Financial                                           18%
U.S. Government Agency Obligations  12%               Technology                                          12%
U.S. Treasury Obligations            9%               Health Care                                          9%
International Stocks                 2%               Consumer Staples                                     9%
Depositary Receipts for International1%tocks          Energy                                               7%
                                                      Capital Goods                                        6%
                                                      Consumer Cyclicals                                   6%
                                                      Communication Services                               5%
                                                      Utilities                                            4%
                                                      Other                                                3%

[End Pie Chart]

-------------------------------------------------------------------------------
Five Largest Holdings
(As a percentage of long-term holdings)

--------------------------------------------------
  1. U.S. Treasury Notes 5.625%, 5/15/08     4.51%
--------------------------------------------------
  2. U.S. Treasury Bonds, 8.125%, 8/15/19    3.53
--------------------------------------------------
  3. United Healthcare Corp.                 3.23
--------------------------------------------------
  4. Ford Motor Corp.                        2.78
--------------------------------------------------
  5. EMC Corp.                               2.58
--------------------------------------------------

Holdings will vary for other periods.
--------------------------------------------------------------------------------
Prices and Distributions

                            12/31/00   12/31/99
Net Asset Value per Share   $ 14.60    $ 14.31

Distributions per Share  Income      Short-Term      Long-Term
(12/31/99 - 12/31/00)    Dividends   Capital Gains   Capital Gains
                         $ 0.483     $ -             $ -

--------------------------------------------------------------------------------
Performance of a $10,000 Investment

The following chart shows the value of an investment made in Pioneer Balanced VCT Portfolio at net asset value, compared to the growth of Standard & Poor's (S&P) 500 Index and Lehman Brothers Government/Corporate Bond Index. Portfolio returns are based on net asset value and do not reflect any applicable insurance fees or surrender charges.

[Start Line Chart]

                         Pioneer Balanced          Lehman Brothers Government/
                          VCT Portfolio*               Corporate Bond Index           S&P 500 Index
   3/1/1995                  $10,000                         $10,000                     $10,000
                             $10,810                         $10,720                     $11,315
                             $12,084                         $11,434                     $12,943
                             $12,686                         $11,219                     $14,247
  12/31/1996                 $13,806                         $11,766                     $15,906
                             $15,180                         $12,089                     $19,182
                             $16,239                         $12,915                     $21,208
                             $17,259                         $13,453                     $24,956
  12/31/1998                 $16,667                         $14,138                     $27,256
                             $17,136                         $13,816                     $30,623
                             $17,089                         $13,834                     $32,978
                             $17,543                         $14,412                     $32,830
  12/31/2000                 $18,021                         $15,474                     $29,974

[End Line Chart]

Index comparisons begin 3/31/95. The S&P
500 Index is an unmanaged measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock
Exchange and the over-the-counter
markets. The Lehman Brothers
Government/Corporate Bond Index is an
unmanaged measure of investment-grade
domestic and Yankee bonds. Bonds in the
Index must be publicly issued,
fixed-rate and non-convertible. Index
returns assume reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees or expenses. Portfolio returns are based on net asset value and do not reflect any annuity-related costs. You cannot invest directly in the Indices.

[Start Side Bar]

Average Annual
Total Returns
(As of December 31, 2000)
----------------------------------
Net Asset Value*
----------------------------------

Period
Life-of-Portfolio   10.61%
(3/1/95)
5 Years              8.32%
1 Year               5.45%

All total returns shown assume reinvestment of distributions at net asset value.

* Portfolio performance does not reflect any variable contract fees, expenses or sales charges. If they had been included, performance would have been lower. See the pages that comprise the inside cover of this report for performance net of any contract fees, expenses or sales charges.

[End Side Bar]

20 Past performance does not guarantee future results. Return and share prices fluctuate so that your investment, when redeemed, may be worth more or less than its original cost.

Pioneer Balanced VCT Portfolio                  PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 12/31/00
--------------------------------------------------------------------------------

Investors faced many challenges in the year 2000 - a U.S. economy that was in danger of overheating, periods of extreme volatility and, towards the end of the year, an apparent slowdown in economic growth. Despite this unsettling environment, Pioneer Balanced VCT Portfolio performed quite well for the year. In the following discussion, Theresa Hamacher, who supervises the team of portfolio managers and analysts responsible for the Portfolio's day-to-day management, and Tin Chan, who focuses on the Portfolio's equity component, review your Portfolio's performance and the factors that affected it over the past year.

Q: The year 2000 took investors on a wild ride. How did Pioneer Balanced VCT
   Portfolio perform in this environment?

A: For the year ended December 31, 2000, the Portfolio returned 5.45%. The average return of the 67 variable annuity underlying funds in the Lipper Balanced category was 2.25%. In comparison, the Standard & Poor's 500 Index was down 9.11% for the year, while the Lehman Brothers Government/Credit Bond Index returned 11.85%. (Lipper, Inc. is an independent firm that tracks annuity portfolio performance.)

Q: What equity holdings were positive contributors to performance?

A: We were rewarded by several of our stock selections in the financial and health care sectors. As a whole, the health care sector was up significantly, and two of our holdings, such as managed care company United Healthcare and Allergan, a manufacturer of eye care products, delivered impressive returns. Property and casualty insurance holding Safeco and another one of our insurance stocks, Cigna did well. Tech holding EMC remained strong despite the difficulties experienced by many other technology stocks because this company is filling a vital need - data storage. We believe it has the potential to continue its strong performance because data is continually created and storage space is always needed. Value names like Sysco, a food service provider and Centex, a home builder, also helped performance.

Q: What holdings hurt the Portfolio?

A: Ford Motors has started to face more competition in the market for sport utility vehicles as Japanese and European automobile manufacturers have branched out into this area. Increased competition, the Firestone tire problem and slowing car sales led to a decline of 20% over the year for this holding. The price of AT&T's stock tumbled 65% when the company was unable to supplement a decline in long distance revenues with other income. Lucent and Motorola were not immune to the problems experienced by most of the telecommunications sector. They were down 80% and 58%, respectively.

Q: What was the environment like for bond investors over the year?

A: Overall it was a very strong year for bonds. As the year progressed and consumer confidence began to wane, the stock market felt the effects as investors looked to the relative safety of high-quality bond investments. The bond portion of the Portfolio benefited from its exposure to Treasuries, high-quality corporate bonds and mortgages, all of which performed well over the year. Pioneer Balanced VCT Portfolio does have a high yield component, and although the high yield bond sector was down over 5% for the year because of fears of defaults in this area, the other high quality fixed income instruments in the Portfolio more than offset high yield's negative impact on performance.

Q: What is your outlook for the remainder of the year?

A: Even for investors who have weathered challenging market conditions, the past year was very difficult. One lesson that can be taken from the year 2000 is the importance of diversification. Because Pioneer Balanced VCT Portfolio provides exposure to stocks and bonds, when a rocky period comes along, investors have some shelter from the extreme ups and downs in one asset class. We are confident that, going forward, we will continue to find attractive investment opportunities in the equity and bond markets which will enable us to provide shareowners with a stream of income and capital growth.

Pioneer High Yield VCT Portfolio                PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
PORTFOLIO AND PERFORMANCE UPDATE 12/31/00
--------------------------------------------------------------------------------

[Start Pie Chart]

PORTFOLIO DIVERSIFICATION                                     MATURITY DISTRIBUTION
(As a percentage of total investment portfolio)               (Effective life as a percentage of total investment portfolio)

Convertible Corporate Bonds                         56%       0-1 year                           1.9%
Corporate Bonds                                     39%       1-3 years                         14.1%
Convertible Preferred Stock                          5%       3-4 years                         17.7%
                                                              4-6 years                         62.8%
                                                              8+ years                           3.5%

[End Pie Chart]

--------------------------------------------------------------------------------
Five Largest Holdings
(As a percentage of total investment in securities)

-----------------------------------------------------
  1. Pogo Producing Co., 5.5%, 6/15/06          5.87%
-----------------------------------------------------
  2. Inco Ltd., 7.75%, 3/15/16                  4.64
-----------------------------------------------------
  3. Adaptec Inc., 4.75%, 2/1/04                4.39
-----------------------------------------------------
  4. SBA Communications Corp., 12.0%, 3/1/08    4.19
-----------------------------------------------------
  5. Azurix Corp., 10.75%, 2/15/10              3.81
-----------------------------------------------------

Holdings will vary for other periods.
--------------------------------------------------------------------------------
Prices and Distributions

                            12/31/00   5/1/00
Net Asset Value per Share   $ 9.82     $ 10.00

Distributions per Share  Income      Short-Term      Long-Term
(5/1/00 - 12/31/00)      Dividends   Capital Gains   Capital Gains
                         $ 0.605     $ -             $ -

--------------------------------------------------------------------------------
Performance of a $10,000 Investment

The following chart shows the value of an investment made in Pioneer High Yield VCT Portfolio at net asset value, compared to the growth of Merrill Lynch High Yield Master II Index and the Merrill Lynch Index of Convertible Bonds (Speculative Quality). Portfolio returns are based on net asset value and do not reflect any applicable insurance fees or surrender charges.

[Start Line Chart]

                Pioneer High Yield                ML High Yield        ML Index of Convertible Bonds
                  VCT Portfolio*                 Master II Index            (Speculative Quality)
  5/31/2000          $10,000                         $10,000                     $10,000
  6/30/2000          $10,692                         $10,193                     $10,511
                     $10,698                         $10,248                      $9,971
  8/31/2000          $11,230                         $10,348                     $11,078
                     $11,221                         $10,259                     $10,665
 10/31/2000          $11,090                          $9,932                      $9,964
                     $10,568                          $9,551                      $8,366
 12/31/2000          $10,623                          $9,769                      $8,424

[End Line Chart]

The Merrill Lynch High Yield Master II
Index is a broad-based measure of the
performance of the non-investment grade
U.S. domestic bond market. The Merrill
Lynch Index of Convertible Bonds
(Speculative Quality) is a
market-capitalization weighted index
including mandatory and non-mandatory
domestic corporate convertible
securities. Merrill Lynch High Yield
Master II Index returns are calculated
monthly, while Merrill Lynch Index of
Convertible Bonds (Speculative Quality)
returns are calculated weekly. Index
returns assume reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Indices.

Cumulative
Total Return
(As of December 31, 2000)
----------------------------------
Net Asset Value*
----------------------------------

Period
Life-of-Portfolio   4.12%
(5/1/00)

All total returns shown assume reinvestment of distributions at net asset value.

* Portfolio performance does not reflect any variable contract fees, expenses or sales charges. If they had been included, performance would have been lower. See the pages that comprise the inside cover of this report for performance net of any contract fees, expenses or sales charges.

22 Past performance does not guarantee future results. Return and share prices fluctuate so that your investment, when redeemed, may be worth more or less than its original cost.

Pioneer High Yield VCT Portfolio                PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 12/31/00
--------------------------------------------------------------------------------

[Start Side Bar]

The Portfolio invests in high yield bonds, which may be subject to greater principal fluctuation than investment grade bonds.

The Portfolio's investment adviser, Pioneer Investment Management, Inc., reduced its management fee and certain other expenses; otherwise, returns would have been lower.

[End Side Bar]

From the inception of Pioneer High Yield VCT Portfolio on May 1, 2000, through its fiscal year-end on December 31, 2000, portfolio manager Margaret Patel piloted the Porfolio to a solid return. Here, Ms. Patel describes the market environment and how she was able to post a positive return.

Q: How did the Portfolio perform?

A: The Portfolio's allocations helped it post a strong return relative to its peers. During the period from inception through December 31, 2000, the Portfolio's total return, based on net asset value, was 4.12%. The Merrill Lynch High Yield Master II Index lagged with a return of -0.61% for the same period.

Q: What was the environment for high yield bonds during the year?

A: During 2000, high-yield bonds generally offered negative and lackluster returns. Investors shied away from the high-yield market in part because they feared that short-term interest rate hikes implemented by the Federal Reserve Board would cause defaults to rise. There was a sharp divergence between the returns offered by the various high-yield sectors. This backdrop played well given my approach - focusing on sectors or industries that are growing faster than the economy. The Portfolio benefited from emphasizing industries that posted positive returns. Conversely, the Portfolio had minimal exposure to poor-performing sectors.

Q: Let's examine some of the sectors you emphasized...

A: As I said, we emphasized sectors that we felt would do well within the current economic backdrop. To that end, we were attracted to technology companies, because the sector is growing faster than the economy as a whole. While technology investments have experienced some volatility, we believe the longer-term trends remain positive. Within technology, we favored semiconductor manufacturers like Cypress Semiconductor - which performed exceptionally well - and manufacturers of computer peripherals, such as Quantum Corp., which builds computer storage devices.

   With oil and natural gas prices on the rise, we also found energy companies - and, in particular, energy services firms like Parker Drilling - to be very appealing. We believe that activity for energy exploration and development will continue at high levels, even if energy prices moderate.

   We've also made a small commitment to utilities companies. These tend to be very high-quality companies that offer stable financial results along with growth in line with economic trends. Among the solid-performing investments in this area was Azurix, a water utility.

Q: You mentioned some other sectors that caught your eye....

A: Real estate and building products attracted us because we believe the U.S.
   economy is still growing enough to help the sector advance. The Fed's shift to an easing stance also should help create a positive backdrop for the sector. Among the investments we favored was Forest City Enterprises, a national real estate developer.

   Health care also proved to be fertile ground. We believe this sector can outpace overall U.S. economic growth. Investments here included Bio-Rad Labs, which provides supplies to research laboratories.

Q: Which areas did you de-emphasize?

A: We've steered away from basic materials and basic industries, believing they are volatile, vulnerable to any weakening in economic activity, and offer limited growth opportunities. The Portfolio currently has investments only in a few capital goods companies that we feel enjoy strong niches within their industries. In addition, the Portfolio held minimal exposure to telecommunications, as companies in this sector encountered difficulties accessing capital needed to build out their systems.

Q: Did you focus on any particular types of securities?

A: We paid substantial attention to discounted convertible securities that provide high yields and offer exposure to attractive industries where straight high-yield bonds are not available. These investments offer the possibility of price appreciation when the value of the company's underlying stock is on the rise. The Portfolio benefited significantly from this strategy.

Q: Were there any disappointments?

A: Some of our investments in Internet infrastructure-related holdings struggled, including At-Home Corp. and Digital Island. These companies suffered from investor uncertainty over the outlook for the industry. However, I've held on to these investments because I believe their long-term prospects remain good.

Q: What is your outlook?

A: I'm very positive about the prospects for the high-yield market because its fundamentals are very favorable. The economy is still growing, and the Fed, early in 2001, lowered interest rates. Such an environment should prove to be a catalyst for higher high-yield bond prices, which are low by historical standards. The downdraft we've witnessed has made yields on these bonds very attractive compared to their risks. Therefore I'm very optimistic.

Pioneer Strategic Income VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
PORTFOLIO AND PERFORMANCE UPDATE 12/31/00
--------------------------------------------------------------------------------

[Start Pie Chart]

PORTFOLIO DIVERSIFICATION                                     QUALITY DISTRIBUTION
(As a percentage of total investment portfolio)               (As a percentage of total investment portfolio)

Corporate Bonds                                   50.0%       Treasury/Agency                   12.7%
Convertible Corporate Bonds                       14.0%       AAA                                7.0%
Foreign Government Bonds                          13.0%       AA                                 4.2%
U.S. Government Agency Obligations                13.0%       A                                  5.4%
U.S. Treasury Obligations                          5.0%       BBB                                9.1%
Asset-Backed Securities                            4.0%       Below BBB                         60.7%
Supranational Bonds                                1.0%       Cash Equivalents                   0.9%

[End Pie Chart]

--------------------------------------------------------------------------------
Five Largest Holdings
(As a percentage of debt holdings)

------------------------------------------------------------------------
  1. Government of France, 3.0%, 7/25/09                           4.97%
------------------------------------------------------------------------
  2. Republic of Brazil, 14.5%, 10/15/09                           3.98
------------------------------------------------------------------------
  3. Nykredit, 8.0%, 10/01/32                                      2.33
------------------------------------------------------------------------
  4. Government National Mortgage Association II, 7.0%, 6/20/30    2.33
------------------------------------------------------------------------
  5. U.S. Treasury Notes, 7.875%, 2/15/21                          2.00
------------------------------------------------------------------------

Holdings will vary for other periods.
--------------------------------------------------------------------------------
Prices and Distributions

                            12/31/00   12/31/99
Net Asset Value per Share   $ 9.43     $ 9.75

Distributions per Share   Income      Short-Term      Long-Term
(12/31/99 - 12/31/00)     Dividends   Capital Gains   Capital Gains
                          $ 0.734     $ -             $ -

--------------------------------------------------------------------------------
Performance of a $10,000 Investment

The following chart shows the value of an investment made in Pioneer Strategic Income VCT Portfolio at net asset value, compared to the growth of the Lehman Brothers Aggregate Bond Index. Portfolio returns are based on net asset value and do not reflect any applicable insurance fees or surrender charges.

[Start Line Chart]

                 Pioneer Strategic Income                  Lehman Brothers
                       VCT Portfolio*                    Aggregate Bond Index
  7/99                    $10,000                              $10,000
  8/99                     $9,975                               $9,995
                           $9,999                              $10,111
                          $10,002                              $10,148
                          $10,026                              $10,147
 12/99                    $10,070                              $10,099
                           $9,992                              $10,065
                          $10,054                              $10,187
                          $10,058                              $10,322
  4/00                     $9,983                              $10,292
                           $9,922                              $10,286
                          $10,180                              $10,500
                          $10,268                              $10,596
  8/00                    $10,335                              $10,750
                          $10,316                              $10,817
                          $10,219                              $10,889
                          $10,152                              $11,067
 12/00                    $10,525                              $11,273

[End Line Chart]

Index comparison begins July 31, 1999.
The Lehman Brothers Aggregate Bond Index is a market value-weighted measure of treasury and agency issues, corporate bond issues and mortgage-backed securities. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index.

[Start Side Bar]

Average Annual
Total Return
(As of December 31, 2000)
---------------------------------
Net Asset Value*
---------------------------------

Period
Life-of-Portfolio   3.64%
(7/29/99)
1 Year              4.51%

All total returns shown assume reinvestment of distributions at net asset value.

* Portfolio performance does not reflect any variable contract fees, expenses or sales charges. If they had been included, performance would have been lower. See the pages that comprise the inside cover of this report for performance net of any contract fees, expenses or sales charges.

[End Side Bar]

24 Past performance does not guarantee future results. Return and share prices fluctuate so that your investment, when redeemed, may be worth more or less than its original cost.

Pioneer Strategic Income VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 12/31/00
--------------------------------------------------------------------------------

[Start Side Bar]

The Portfolio invests in international securities, including emerging market bonds. These investments are subject to special risks, including currency fluctuations and political risks. The Portfolio also invests in high-yield bonds, which may be subject to greater principal fluctuation than investment grade bonds.

The Portfolio's investment adviser, Pioneer Investment Management, Inc., reduced its management fee and certain other expenses; otherwise, returns would have been lower.

[End Side Bar]

During a 12-month period in which higher quality fixed-income securities generally outperformed lower quality bonds, Strategic Income VCT Portfolio posted positive returns despite emphasizing high-yield bonds. In the following discussion, Kenneth J. Taubes discusses the factors that influenced the Portfolio's performance during the 12 months ended December 31, 2000. Mr. Taubes, head of Pioneer's Fixed Income Group, oversees the team responsible for the daily management of Strategic Income VCT Portfolio.

Q: How did the Portfolio perform over the 12 months of 2000?

A: The Portfolio performed extremely well compared to similar, competitive portfolios. However, it trailed the benchmark Lehman Brothers Aggregate Bond Index. The index reflects performance only of investment-grade bonds, while the Portfolio traditionally emphasizes high-yield, lower quality corporate bonds, which underperformed in 2000. For the 12-month period, the Portfolio produced a total return of 4.51% at net asset value, while the Lehman Brothers Index had a total return of 8.08%.

Q: What factors affected performance?

A: The Portfolio's investments in U.S. Treasuries, government agencies and emerging market debt all helped performance. During a period in which yields on intermediate- and long-term government and high-grade corporate bonds declined and their prices rose, Treasuries, government agencies and mortgage-pass through securities had excellent returns. Also helping performance was the allocation to emerging-market debt. This sector recovered in 2000 because of improving economic fundamentals and credit upgrades in major markets such as Mexico and Brazil. In contrast, investments in domestic corporate bonds, especially high-yield bonds, undercut returns. High-yield corporate bonds had their worst year in almost a decade. Heightening fears of an economic slowdown raised investor concerns about corporate profitability and credit risk. The yield spreads -- the difference in yields between high-grade and high-yield bonds -- widened during the course of the year as investors saw increasing credit risk in lower-rated bonds. As this happened, most high-yield bonds declined in value. Our higher-grade foreign investments also detracted from performance, primarily because of the strength of the U.S. dollar versus most foreign currencies, most notably the euro, during much of the 12-month period. However, the euro recovered late in the year, enhancing Portfolio performance in the final quarter.

Q: How did your strategy with respect to high-grade and high-yield bonds change during the course of the year?

A: We typically have a strong commitment to high-yield bonds because of the income they generate for the Portfolio. We began the year with a relatively low weighting in high-yield, which helped our relative performance as these securities underperformed. As the difference between yields of high-grade and high-yield bonds grew wider and wider, we gradually increased our allocation to high-yield bonds because we believed they were becoming increasingly cheap and attractive relative to other fixed-income securities. By the end of the fiscal year, on December 31, 2000, domestic high-yield bonds accounted for 51% of the Portfolio's net assets. Even though high-yield issues continued to underperform relative to high-grade, our high-yield selections generally held up well. We had good sector selection and good security selection within sectors. We emphasized bonds from sectors that are traditionally more stable, such as energy and health care, while avoiding more volatile sectors, particularly telecommunications. As we increased our high-yield allocations, we trimmed our positions in Treasuries and mortgages, two areas that had performed very well for the Portfolio but which had become less attractive on a relative value basis.

   The Portfolio continues to be diversified across the fixed-income markets. At the end of the fiscal year, in addition to the heavy weighting in domestic, high-yield bonds, the Portfolio had 12.5% of net assets invested in emerging markets and 14% invested in international, investment-grade bonds, primarily denominated in the euro.

Q: What is your outlook?

A: We are optimistic, particularly because of the opportunities we see in foreign bonds and domestic high-yield securities.

   The euro, after deteriorating in value on world currency markets since its inception in January 1999, started recovering in the final quarter of 2000, helping the Portfolio's performance. We believe the value of the U.S. dollar versus the euro probably has seen its peak for this economic cycle. In January 2001, just after the close of the fiscal year, the Federal Reserve began lowering short-term rates in the United States. Meanwhile, economic growth in Europe has picked up. Lower rates in the United States and increased growth in Europe both should help the Portfolio.

   After three years of underperformance, the domestic high-yield bond market appears attractive. At the end of the fiscal year, the gap between lower-quality bond yields and Treasury yields had widened to a full 9%. In effect, high-yield bonds were priced as if we were in a recession, translating into ample room for appreciation. The Federal Reserve probably will reduce rates even further in the coming months. Lower rates should help to stabilize the U.S. economy, which would be favorable for high-yield bonds. We believe the opportunities for the high-yield market are excellent, and the Portfolio can benefit through careful bond selection.

Pioneer Swiss Franc Bond VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
PORTFOLIO AND PERFORMANCE UPDATE 12/31/00
--------------------------------------------------------------------------------

[Start Pie Chart]

PORTFOLIO DIVERSIFICATION                                     QUALITY DISTRIBUTION
(As a percentage of total investment portfolio)               (As a percentage of debt holdings)

Corporate Bonds                                     73%       AAA                               30.6%
Foreign Government Bonds                            27%       AA                                36.6%
                                                              A                                 24.8%
                                                              Cash and cash equivalents          8.0%

[End Pie Chart]

--------------------------------------------------------------------------------
Five Largest Holdings
(As a percentage of debt holdings)

---------------------------------------------------------------------------
  1. Societe Nationale des Chemins de Fer Francais, 5.25%, 2/24/05    6.09%
---------------------------------------------------------------------------
  2. Transpower Finance Ltd., 4.25%, 6/10/04                          5.86
---------------------------------------------------------------------------
  3. GMAC Canada Ltd., 3.75%, 1/16/01                                 5.71
---------------------------------------------------------------------------
  4. AB Spintab, 3.25%, 1/24/02                                       5.70
---------------------------------------------------------------------------
  5. Citibank Credit Card Master Trust, 3.5%, 11/25/02                4.73
---------------------------------------------------------------------------

Holdings will vary for other periods.

--------------------------------------------------------------------------------
Prices and Distributions

                            12/31/00   12/31/99
Net Asset Value per Share   $ 11.37    $ 11.35

Distributions per Share   Income      Short-Term      Long-Term
(12/31/99 - 12/31/00)     Dividends   Capital Gains   Capital Gains
                          $ -         $ -             $ -

--------------------------------------------------------------------------------
Performance of a $10,000 Investment

The following chart shows the value of an investment made in Pioneer Swiss Franc Bond VCT Portfolio at net asset value, compared to the growth of Merrill Lynch Global Bond Index. Portfolio returns are based on net asset value and do not reflect any applicable insurance fees or surrender charges.

[Start Line Chart]

                    Pioneer Swiss Franc                   Merrill Lynch Global
                     Bond VCT Portfolio*                       Bond Index
  11/95                    $10,000                              $10,000
                           $10,013                              $10,110
   6/96                     $9,244                              $ 9,991
                            $8,931                              $10,515
                            $8,379                              $10,543
  12/97                     $8,313                              $10,845
                            $8,079                              $11,196
                            $9,101                              $12,231
   6/99                     $8,061                              $11,548
                            $7,864                              $11,754
                            $7,593                              $11,883
  12/00                     $7,877                              $12,342

[End Line Chart]

Index comparison begins 11/30/95. The
Merrill Lynch Global Bond Index is an
unmanaged measure of nearly 3,000 global government securities and Eurobonds.
Index returns are calculated monthly,
assume reinvestment of dividends and,
unlike Portfolio returns, do not reflect any fees or expenses. You cannot invest directly in the Index.

[Start Side Bar]

Average Annual
Total Returns
(As of December 31, 2000)
---------------------------------
Net Asset Value*
---------------------------------

Period
Life-of-Portfolio    -4.46%
(11/1/95)
5 Years              -4.69%
1 Year               0.18%

All total returns shown assume reinvestment of distributions at net asset value.

* Portfolio performance does not reflect any variable contract fees, expenses or sales charges. If they had been included, performance would have been lower. See the pages that comprise the inside cover of this report for performance net of any contract fees, expenses or sales charges.

[End Side Bar]

26 Past performance does not guarantee future results. Return and share prices fluctuate so that your investment, when redeemed, may be worth more or less than its original cost.

Pioneer Swiss Franc Bond VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 12/31/00
--------------------------------------------------------------------------------

[Start Side Bar]

International investing may involve special risks, including differences in accounting and currency, as well as economic and political instability.

[End Side Bar]

In the following discussion, Sal Pramas, Pioneer Swiss Franc Bond VCT Portfolio's manager and leader of its investment team, reviews the past year and the factors that affected the Portfolio's performance.

Q: How did the Portfolio perform over the year?

A: The main objective of the Portfolio is to track the performance of the Swiss franc, and we achieved that over the year. In fact, your Portfolio's performance surpassed the performance of the Swiss franc. The Portfolio generated a total return of 0.18% for the year ended December 31, 2000. The Swiss franc declined 1.76% for the year. In comparison the Portfolio's benchmark index, the Merrill Lynch Global Bond Index, returned 5.00%.

Q: What was the interest rate environment like over the year? How did interest rates affect the Portfolio?

A: The Swiss Central Bank continued to raise short-term interest rates over the year. The rate increases and a relatively weak Swiss franc, as compared to the U.S. dollar, were a drag on Portfolio performance. However, the significant increase in yields, among securities with shorter maturities, helped Swiss Franc Bond VCT Portfolio provide shareowners with an attractive level of income.

Q: How is the Portfolio structured?

A: The Portfolio's average maturity is kept relatively short. The average maturity on December 31, 2000 was 2.74 years. Investing in shorter maturity securities afforded an opportunity to capture more income as interest rates rose during the year. When selecting securities for the Portfolio, we focus almost exclusively on high-quality issues that are attractively valued with respect to both price and yield. On December 31, the average credit quality of the Portfolio was AA. (Ratings apply to the creditworthiness of the issuer, not Portfolio shares.) In order to be well diversified, the Portfolio invests in a number of different types of bonds including corporate credits, supranationals, government and sovereign bonds.

Q: What is your outlook for the Swiss franc and the Portfolio?

A: With the apparent slow down in economic growth in the United States, it is expected that the U.S. dollar will eventually begin to weaken. If this happens, the Swiss franc should become more attractive to investors and its value will likely appreciate. In addition, as economic growth in Europe continues, the Swiss franc should strengthen, boding well for Swiss Franc Bond VCT Portfolio.

Pioneer America Income VCT Portfolio            PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
PORTFOLIO AND PERFORMANCE UPDATE 12/31/00
--------------------------------------------------------------------------------

[Start Pie Chart]

PORTFOLIO DIVERSIFICATION                                     PORTFOLIO QUALITY
(As a percentage of total investment portfolio)               (As a percentage of debt holdings)

U.S. Government Agency Obligations                  75%       Agency Pass Throughs              51.2%
U.S. Treasury Obligations                           23%       Treasury/Agency                   47.9%
Short-Term Cash Equivalents                          2%       Reserves                           0.9%

[End Pie Chart]

--------------------------------------------------------------------------------
Five Largest Holdings
(As a percentage of debt holdings)

-------------------------------------------------------------------------
  1. U.S. Treasury Bonds, 7.25%, 5/15/16                           11.37%
-------------------------------------------------------------------------
  2. U.S. Treasury Notes, 6.5%, 2/15/10                             5.17
-------------------------------------------------------------------------
  3. U.S. Treasury Notes, 6.625%, 5/15/07                           4.10
-------------------------------------------------------------------------
  4. Tennessee Valley Authority, 6.375%, 6/15/05                    3.83
-------------------------------------------------------------------------
  5. Government National Mortgage Association II, 7.5%, 8/20/29     3.51
-------------------------------------------------------------------------

Holdings will vary for other periods.
--------------------------------------------------------------------------------
Prices and Distributions

                            12/31/00   12/31/99
Net Asset Value per Share   $ 9.97     $ 9.47

Distributions per Share  Income      Short-Term      Long-Term
(12/31/99 - 12/31/00)    Dividends   Capital Gains   Capital Gains
                         $ 0.576     $ -             $ -

--------------------------------------------------------------------------------
Performance of a $10,000 Investment

The following chart shows the value of an investment made in Pioneer America Income VCT Portfolio at net asset value, compared to the growth of Lehman Brothers Government Bond Index. Portfolio returns are based on net asset value and do not reflect any applicable insurance fees or surrender charges.

[Start Line Chart]

                      Pioneer America                 Lehman Brothers
                   Income VCT Portfolio*           Government Bond Index
  3/95                    $10,000                         $10,000
                          $10,109                         $10,620
                          $10,574                         $11,302
  6/96                    $10,339                         $11,098
                          $10,712                         $11,615
                          $10,967                         $11,919
 12/97                    $11,616                         $12,727
                          $11,991                         $13,261
                          $12,563                         $13,981
  6/99                    $12,240                         $13,664
                          $12,246                         $13,667
                          $12,749                         $14,344
 12/00                    $13,686                         $15,477

[End Line Chart]

Index comparison begins 3/31/95. The
Lehman Brothers Government Bond Index is an unmanaged performance measure of U.S.
Treasury debt, all publicly issued debt
of U.S. government agencies and
quasi-federal corporations of corporate
debt guaranteed by the U.S. government.
Index returns are calculated monthly,
assume reinvestment of dividends and,
unlike Portfolio returns, do not reflect any fees or expenses. You cannot invest directly in the Index.

[Start Side Bar]

Average Annual
Total Returns
(As of December 31, 2000)
---------------------------------
Net Asset Value*
---------------------------------

Period
Life-of-Portfolio    5.51%
(3/1/95)
5 Years              5.29%
1 Year              11.76%

All total returns shown assume reinvestment of distributions at net asset value.

* Portfolio performance does not reflect any variable contract fees, expenses or sales charges. If they had been included, performance would have been lower. See the pages that comprise the inside cover of this report for performance net of any contract fees, expenses or sales charges.

[End Side Bar]

28 Past performance does not guarantee future results. Return and share prices fluctuate so that your investment, when redeemed, may be worth more or less than its original cost.

Pioneer America Income VCT Portfolio            PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 12/31/00
--------------------------------------------------------------------------------

[Start Side Bar]

*Credit quality refers to underlying portfolio securities, not to shares of Pioneer America Income VCT Portfolio.

[End Side Bar

In the following interview, Richard Schlanger, a member of the fixed-income team, discusses the recent market environment and the Portfolio's performance during the 12-month period ended December 31, 2000.

Q: The past year was quite exciting for bonds. How did the Fund perform?

A: The Portfolio generated strong results, posting a gain of 11.76% for the year while investing only in securities with the highest credit quality - those rated AAA.

Q: What factors were driving the performance of government issues during 2000?

A: The first six months of 2000 were marked by a 1% rise in short-term interest rates by the Federal Reserve. While the Fed's rate hikes had a negative impact on shorter-term Treasuries, longer-term issues were boosted by the U.S. Treasury Department's announcement that it was buying back long-term debt. The possibility of a future shortage caused investors to flock to long-term government bonds, driving up prices. Treasuries of all maturities gained ground during the latter half of the period, when evidence that the economy was slowing raised the prospects for lower rates.

   With the supply of Treasury securities potentially shrinking, GNMAs (Government National Mortgage Association securities) became the investment of choice for many. GNMAs, like U.S. Treasuries, are backed by the full faith and credit of the U.S. government, plus they offer competitive yields. GNMAs also rose in popularity due to fears that Congress would decide that Government Sponsored Enterprises (GSEs) - which include the mortgage issuers Federal National Mortgage Association (FNMA) and Federal Home Loan Mortgage Association (Freddie Mac) - should have a weaker link with the government. Such a move could lower the agencies' credit rating from AAA. As a result, investors seeking the highest quality mortgage-backed securities shifted to GNMAs during the early part of the year. During the second half of the year, however, the sector's performance moderated as the prices of FNMAs and Freddie Macs became more attractive on a relative basis and Congress reached a tentative settlement on the GSE status.

Q: How did you capitalize on these developments?

A: We took advantage of rewarding investment opportunities in mortgage-backed securities by increasing our exposure to GNMAs. The remainder of assets were invested in U.S. Treasury securities. As interest rates fell during the period, we also began to favor GNMA securities with lower coupons (stated rates of interest). Because lower coupon bonds are less vulnerable to prepayment risk, we were able to maintain a longer duration for the Portfolio. (Duration is a measure of a bond's price sensitivity to interest rate changes. In general, the longer a bond's duration, the greater the potential for price appreciation when interest rates fall, and conversely, the greater the risk of price loss when interest rates rise.) In an environment of falling rates, our decision to extend duration proved beneficial to performance.

Q: What is your near-term outlook for fixed-income investments?

A: We expect a favorable environment of measured economic growth with low inflation in the coming months, which should provide a positive backdrop for fixed-income investments. Additionally, ongoing stock market volatility should prompt many investors to seek the relative safety and security of government issues. Now more than ever, we believe that the Portfolio is a wise choice for more conservative investors looking for solid long-term performance and competitive income from securities backed by the U.S. government.

Pioneer Money Market VCT Portfolio              PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 12/31/00
--------------------------------------------------------------------------------

Pioneer Money Market VCT Portfolio maintained a $1 share price while providing reliable income during the 12-month period ending December 31, 2000. The Portfolio invests exclusively in high-quality money market instruments issued by the U.S. government, corporations and banks. All issues in the Portfolio have the highest ratings from the two leading nationally recognized securities ratings organizations: A1 by Standard & Poor's Investor Services and P1 by Moody's Investor Services. (Ratings apply to underlying securities, not Portfolio shares).

In the discussion below, Kenneth J. Taubes reviews the investment environment and strategies that affected the Portfolio's performance over the year. Mr. Taubes, head of Pioneer's Fixed Income Group, oversees the team responsible for the daily management of the Portfolio.

Q: How did the Portfolio perform during the 12-month period ending December 31, 2000?

A: The seven-day effective yield on December 31, 2000 was 5.92%, compared to 5.63% six months earlier and to 3.84% 12 months earlier. For the 12-month period, the total return for the Portfolio was 5.71%, at net asset value. In comparison, the average return of the 107 funds in the Lipper variable annuity money market instrument underlying funds category was 5.99%. (Lipper is an independent research firm that tracks annuity portfolio performance.)

Q: The U.S. Federal Reserve left short-term rates stable during the final seven months of the fiscal year after raising rates three times in the first five months. How did this affect the management strategy for Pioneer Money Market VCT Portfolio?

A: We started the fiscal year with a very short maturity, but extended maturity throughout most of the year to begin locking in the higher rates available due to the Fed's rate hikes. Since the beginning of the fiscal year on January 1, 2000, average maturity was lengthened from less than 30 days to more than 40 days.

  We believe the purpose of the Portfolio is to minimize risk, to provide good income and to offer a low-risk diversification opportunity for investors. We maintained our emphasis on the highest quality securities, investing only in instruments with the highest ratings from Standard & Poor's and Moody's.

Q: What is your outlook?

A: Shortly after the period ended, the Federal Reserve Board lowered short-term rates by 1.00%. We believe the Fed is likely to cut rates further, and we have maintained our longer maturity to lock in the available higher income for as long as possible. We expect to maintain an average maturity of 40 days or more to take advantage of the attractive yields currently available. We will continue to emphasize investments in only the highest quality securities.

--------------------------------------------------------------------------------
Prices and Distributions

                            12/31/00   12/31/99
Net Asset Value per Share   $ 1.00     $ 1.00

Distributions per Share   Income      Short-Term      Long-Term
(12/31/99 - 12/31/00)     Dividends   Capital Gains   Capital Gains
                          $ 0.056     $ -             $ -

An investment in Pioneer Money Market VCT Portfolio is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio. Portfolio returns are based on net asset value and do not reflect any applicable insurance fees or surrender charges.

[Start Side Bar]

Average Annual
Total Returns
(As of December 31, 2000)
---------------------------------
Net Asset Value*
---------------------------------

Period
Life-of-Portfolio   4.84%
(3/1/95)
5 Years             4.78%
1 Year              5.71%

All total returns shown assume reinvestment of distributions at net asset value.

* Portfolio performance does not reflect any variable contract fees, expenses or sales charges. If they had been included, performance would have been lower. See the pages that comprise the inside cover of this report for performance net of any contract fees, expenses or sales charges.

[End Side Bar]

30 Past performance does not guarantee future results. Return and share prices fluctuate so that your investment, when redeemed, may be worth more or less than its original cost.

Pioneer Emerging Markets VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/00
--------------------------------------------------------------------------------

    Shares                                                          Value
             PREFERRED STOCKS - 6.4%
 1,280,000   Banco Itau SA                                      $   121,436
     3,300   Cemig SA (A.D.R.)                                       47,747
     7,000   Centrails Electricas Brasileiras SA*                    64,750
 1,100,000   Companhia Brasileira de Distribuciao Grupo
              Pao de Acucar                                          40,221
   700,000   Eletropaulo Metropolitana SA*                           32,311
     2,500   Embraer Aircraft Corp. (A.D.R.)                         99,375
     4,601   Tele Norte Leste Participacoes (A.D.R.)                104,960
     1,125   Telebras (A.D.R.)                                       81,984
     2,200   Telecular Sul Participoes (A.D.R.)*                     57,475
     2,930   Telemig Celular Participacoes (A.D.R.)*                174,335
     4,150   Telesp Celular Participacoes SA (A.D.R.)               112,050
                                                                -----------
             TOTAL PREFERRED STOCKS
             (Cost $860,835)                                    $   936,644
                                                                -----------
             COMMON STOCKS - 93.3%
             Basic Materials - 6.3%
             Aluminum - 0.2%
     1,500   Hindalco Industries Ltd.                           $    23,706
                                                                -----------
             Chemicals - 0.3%
     9,799   Daelim Industrial Co.                              $    36,794
                                                                -----------
             Chemicals (Specialty) - 0.4%
    47,000   Nan Ya Plastics Corp.*                             $    52,648
                                                                -----------
             Construction (Cement & Aggregates) - 1.4%
     2,900   Cemex SA (A.D.R.)*                                 $    52,381
    21,400   Gujarat Ambuja Cements Ltd.                             72,479
     1,500   Siam Cement Public Co., Ltd.*                           14,170
    15,600   Siam City Cement Co., Ltd.*                             44,931
    24,000   YTL Corp. Bhd.*                                         31,200
                                                                -----------
                                                                $   215,161
                                                                -----------
             Gold & Precious Metals Mining - 0.7%
     1,675   Anglogold Ltd.                                     $    48,919
     1,900   Companhia Vale do Rio Doce (A.D.R.)                     27,550
     6,990   Gold Fields Ltd.                                        23,647
                                                                -----------
                                                                $   100,116
                                                                -----------
             Iron & Steel - 1.3%
   114,000   China Steel Corp., Ltd.                            $    68,496
     5,400   Pohang Iron & Steel Co., Ltd.                           84,037
    14,400   Tata Iron & Steel Co., Ltd.                             40,133
                                                                -----------
                                                                $   192,666
                                                                -----------
             Metals Mining - 2.0%
     5,700   Comphania Vale do Rico Doce (A.D.R.)               $   140,363
     2,900   De Beers Consolidates Mines (A.D.R.)                    77,575
     5,300   KGHM Polska Miedz SA                                    33,089
   180,000   Yanzhou Coal Mining                                     49,617
                                                                -----------
                                                                $   300,644
                                                                -----------
             Total Basic Materials                              $   921,735
                                                                -----------
             Capital Goods - 2.1%
             Containers (Metal & Glass) - 0.2%
    30,000   Cosco Pacific Ltd.*                                $    23,270
                                                                -----------

    Shares                                                         Value
             Electrical Equipment - 0.2%
    10,000   Bharat Heavy Electricals Ltd.                      $    34,543
                                                                -----------
             Engineering & Construction - 0.1%
    23,000   United Engineers Bhd.*                             $    17,553
                                                                -----------
             Manufacturing (Diversified) - 0.9%
    40,000   China Resources Enterprise Ltd.*                   $    51,028
   200,000   Glorious Sun Enterprise Ltd.                            28,719
     7,700   Grasim Industries Ltd.*                                 47,655
                                                                -----------
                                                                $   127,402
                                                                -----------
             Trucks & Parts - 0.7%
    25,775   Escorts Ltd.                                       $    74,487
     8,450   Larsen & Tourbo Ltd.                                    35,417
                                                                -----------
                                                                $   109,904
                                                                -----------
             Total Capital Goods                                $   312,672
                                                                -----------
             Communication Services - 25.3%
             Cellular/Wireless Telecommunications - 8.5%
     5,800   Advanced Information Service, Plc.                 $    48,111
     2,000   Advanced Service Co., Ltd.                              19,355
    49,500   China Mobile Ltd.*                                     270,357
     9,652   Grupo Iusacell SA (Series V) (A.D.R.)*                  94,107
     1,200   Himachal Futuristic Communications, Ltd.*               32,828
     1,200   Mobile Telesystems*                                     28,800
     6,500   Mobinil Ltd.*                                          126,491
    12,337   SK Telecom Co., Ltd.                                   290,691
    40,000   Smartone Telecommunications                             57,695
    69,000   Technology Resources Industries Bhd.                    41,945
     2,500   Tele Norte Celular Particpacoes SA (A.D.R.)             84,375
    11,800   Total Access Communication Public Co. Ltd.*             31,742
   106,400   United Communication Industry Public Co.,
                Ltd.*                                                85,806
     1,900   Vimpel Communications (A.D.R.)*                         28,263
                                                                -----------
                                                                $ 1,240,566
                                                                -----------
             Telecommunications (Long Distance) - 0.8%
   360,075   Celular CRT Particpacoes SA*                       $   116,332
                                                                -----------
             Telephone - 16.0%
    11,100   Bezeq Israeli Telecommunications Corp.,
               Ltd.                                             $    59,570
     1,100   Brasil Telecom Participacoes SA                         64,900
   135,672   Carso Global Telecom*                                  259,633
     8,800   Compania Anonima Nacional Telefonos de
               Venezuela (A.D.R.)                                   166,650
     5,700   Compania de Telephonos de Chile SA
               (A.D.R.)*                                             75,169
     7,500   Embratel Participacoes (A.D.R.)*                       117,656
     9,901   Hellenic Telecommunication Organization
               SA                                                   147,737
     4,800   Korea Telecom Corp.                                    148,800
     1,400   Korea Telecom Corp. (A.D.R.)                            74,150
     7,900   Mahanagar Telephone Nigam Ltd.                          30,319
     6,250   Matav (A.D.R.)                                         127,734
     6,400   Philippine Long Distance Telephone Co. (A.D.R.)        114,000
    19,800   PT Indosat Indonesian Satellite Corp.
               (A.D.R.) (Local Shares)                              181,913

   The accompanying notes are an integral part of these financial statements. 31

Pioneer Emerging Markets VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/00                                     (continued)
--------------------------------------------------------------------------------

    Shares                                                     Value
             Telephone - (continued)
     6,700   Rostelocom (A.D.R.)*                           $    34,756
    12,300   Tele Centro Oeste Celular Participacoes SA
               (A.D.R.)*                                        119,156
     5,000   Telefonos de Mexico SA (L Shares) (A.D.R.)         225,625
     8,200   Telecom Argentina Stet-France Telecom SA
               (A.D.R.)*                                        128,638
    84,500   TelecomAsia Corp. Public Co., Ltd.*                 34,559
     8,400   Telekomunikacja Poliska SA                          56,102
    34,040   Telekomunik Indonesia SP (A.D.R.)                  140,415
     3,775   Videsh Sanchar Nigam Ltd. (G.D.R.) (144A)*          47,189
                                                            -----------
                                                            $ 2,354,671
                                                            -----------
             Total Communication Services                   $ 3,711,569
                                                            -----------
             Consumer Cyclicals - 4.6%
             Auto Parts & Equipment - 0.4%
    19,000   Cycle & Carriage Co.                           $    36,420
     1,600   Halla Climate Control Co.                           25,107
                                                            -----------
                                                            $    61,527
                                                            -----------
             Automobiles - 0.8%
 1,265,000   Koc Holdings AS                                $    53,786
    13,800   Mahindra & Mahindra Ltd.                            42,090
   130,200   PT Astra International Tbk*                         26,915
                                                            -----------
                                                            $   122,791
                                                            -----------
             Building Materials - 0.3%
     5,000   Suez Cement Co. (G.D.R.) (144A)*               $    43,875
                                                            -----------
             Household Furniture & Appliances - 0.1%
 5,075,000   Vestel Elektronik Sanayi Ve Ticaret AS*        $    18,739
                                                            -----------
             Leisure Time (Products) - 0.5%
     2,100   Hero Honda Motors, Ltd.*                       $    39,317
     8,500   TVS Suzuki, Ltd.*                                   26,558
                                                            -----------
                                                            $    65,875
                                                            -----------
             Lodging (Hotels) - 0.5%
    24,000   Resorts World Bhd.*                            $    38,211
     5,550   The Indian Hotels Co., Ltd. (G.D.R.) (144A)         27,611
                                                            -----------
                                                            $    65,822
                                                            -----------
             Publishing (Newspapers) - 0.5%
    18,750   Naspers, Ltd.                                  $    76,194
                                                            -----------
             Retail (Department Stores) - 0.2%
       950   Shinsegae Department Store Co.                 $    33,870
                                                            -----------
             Retail (Discounters) - 0.3%
    26,815   Walmart De Mexico SA de CV (Series C)*         $    49,363
                                                            -----------
             Retail (Specialty-Apparel) - 0.3%
    11,600   Edgars Consolidated Stores Ltd.                $    38,324
                                                            -----------
             Services (Advertising/Marketing) - 0.5%
       950   Cheil Communications Inc.                      $    46,561
     1,050   LG AD, Inc.                                         24,403
                                                            -----------
                                                            $    70,964
                                                            -----------
             Textiles (Home Furnishings) - 0.2%
    34,720   Far Eastern Textile Ltd.                       $    24,530
                                                            -----------
             Total Consumer Cyclicals                       $   671,874
                                                            -----------

    Shares                                                     Value
             Consumer Staples - 11.1%
             Beverages (Alcoholic) - 1.2%
     3,200   Companhia De Bebidas (A.D.R.)*                 $    82,400
    13,300   South African Breweries Plc                         93,506
                                                            -----------
                                                            $   175,906
                                                            -----------
             Beverages (Non-Alcoholic) - 0.9%
     1,800   Coca-Cola SA de CV (A.D.R.)                    $    40,275
     4,000   Embotelladors Andina SA (A.D.R.)                    48,000
     1,600   Fomento Economico Mexicano, SA de CV*               47,800
                                                            -----------
                                                            $   136,075
                                                            -----------
             Broadcasting (Television/Radio/Cable) - 4.5%
   162,000   ABS-CBN Broadcasting Corp. (A.D.R.)*           $   158,760
 1,315,000   Benpres Holdings Corp.*                             76,270
     7,150   Globo Cabo SA (A.D.R.)*                             80,438
    14,305   Grupo Radio Centro SA de CV (A.D.R.)               112,652
     5,223   Grupo Televisa SA (G.D.R.)*                        234,762
       600   MIH Holdings Ltd.*                                   1,415
                                                            -----------
                                                            $   664,297
                                                            -----------
             Distributors (Food & Health) - 0.4%
    23,500   Kimbererly-Clark de Mexico SA de CV            $    65,013
                                                            -----------
             Entertainment - 0.8%
    12,479   Corporacion Interamericana de
               Entretenimiento SA (Series B)*               $    51,266
    31,100   Tanjong Public Co., Ltd.                            58,517
                                                            -----------
                                                            $   109,783
                                                            -----------
             Foods - 1.3%
     2,180   Cheil Jedang Corp.                             $    52,561
     4,000   Nestle Bhd.*                                        22,105
    48,000   President Enterprises Corp.                         31,884
   534,000   PT Indofood Sukses Makmur Tbk*                      42,775
     4,000   Tiger Brands Ltd.*                                  34,360
                                                            -----------
                                                            $   183,685
                                                            -----------
             Household Products (Non-Durables) - 0.4%
 3,465,000   Arcelik A.S.                                   $    59,447
                                                            -----------
             Restaurants - 0.7%
    86,400   Kentucky Fried Chicken Bhd.                    $    95,495
                                                            -----------
             Retail Stores (Food Chains) - 0.6%
   144,047   Metro Cash and Carry Ltd.*                     $    19,607
   225,000   Migros Turk T.A.S.                                  28,868
    17,008   President Chain Store Corp.                         44,677
                                                            -----------
                                                            $    93,152
                                                            -----------
             Tobacco - 0.3%
     3,000   British American Tabacco Bhd.*                 $    27,632
    13,000   PT Hanjaya Mandala Sampoerna Tbk*                   20,021
                                                            -----------
                                                            $    47,653
                                                            -----------
             Total Consumer Staples                         $ 1,630,506
                                                            -----------
             Energy - 3.7%
             Oil (International Integrated) - 2.2%
     7,400   Petroleo Brasileiro SA*                        $   186,850
   592,000   Sinopec Zhenhai Refining and Chemical
               Company Ltd.                                      80,454

32    The accompanying notes are an integral part of these financial statements.

Pioneer Emerging Markets VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

    Shares                                                     Value
             Oil (International Integrated) - (continued)
     5,100   Surgutneftegaz (A.D.R.)                       $    52,275
                                                           -----------
                                                           $   319,579
                                                           -----------
             Oil & Gas (Exploration/Production) - 0.9%
     1,780   Lukoil Holding (A.D.R.)                       $    64,748
     4,100   Mol Magyar Olaj*                                   69,370
                                                           -----------
                                                           $   134,118
                                                           -----------
             Oil & Gas (Refining & Marketing) - 0.6%
     7,700   Bharat Petroleum Ltd.                         $    20,034
    10,535   Hindustan Petroleum Corp., Ltd. (New
               Shares)*                                         31,370
     3,500   Polski Koncern Nafto (G.D.R.)*                     38,938
                                                           -----------
                                                           $    90,342
                                                           -----------
             Total Energy                                  $   544,039
                                                           -----------
             Financial - 25.4%
             Banks (Major Regional) - 12.1%
 3,594,000   Akbank T.A.S.                                 $    22,788
    11,320   Banco Bradesco SA                                  81,363
     2,200   Banco Frances Del Rio Plata SA (A.D.R.)            46,200
     6,700   Banco Ganadero SA (A.D.R.)                         20,938
     3,950   Banco Santander Chile (A.D.R.)*                    59,744
    34,900   Bangkok Bank Ltd.                                  27,743
    27,600   Bank of Philippine Islands                         32,016
       900   Commercial Bank of Greece                          43,921
     4,800   Commercial International Bank                      43,805
     4,800   Credicorp Ltd.                                     28,800
    15,000   Development Bank of Singapore Ltd.                169,746
    87,360   Grupo Financiero Banamex Accival
               (Class O)*                                      143,556
     7,900   Grupo Financiero Galicia (A.D.R.)*                117,019
     3,732   H&CB                                               41,980
     4,491   Kookmin Bank                                       52,898
    15,800   Malayan Banking Bhd.                               56,132
     4,400   MISR International*                                22,330
     3,400   National Bank of Greece SA                        130,135
   481,800   National Finance Public Co., Ltd.*                 61,058
     1,000   OTP Bank (G.D.R.)*                                 56,221
     5,700   Powszechny Bank Kredy*                            146,207
     4,425   Shinhan Bank                                       36,379
     8,110   Standard Bank Investment Corporation Ltd.*         32,689
     3,700   State Bank of India Ltd.                           15,250
 5,402,000   Turkiye Garanti Bankasi*                           30,222
     3,880   Uniao de Bancos Brasileiros SA (G.D.R.)           114,218
    27,000   Wing Hang Bank Ltd.                                97,619
 9,950,610   Yapi Ve Kredi Bankasi SA                           51,215
                                                           -----------
                                                           $ 1,782,192
                                                           -----------
             Banks (Money Center) - 2.3%
    15,000   Bank Hapoalim Ltd.                            $    43,514
    19,200   Bank Leumi Le-Israel                               44,492
     3,900   EFG Euroban Ergasias                               75,281
    72,000   PT Lippo Bank Tbk (Certificate of
               Entitlement)*                                         -
 8,279,800   Turkeiy Is Bankasi                                135,876

    Shares                                                    Value
             Banks (Money Center) - (continued)
    54,000   United World Chinese Commercial Bank          $    39,130
                                                           -----------
                                                           $   338,293
                                                           -----------
             Banks (Regional) - 1.0%
     2,200   Alpha Bank SA                                 $    76,082
    22,300   Commerce Asset Holdings Bhd.                       47,828
     4,100   ICICI Bank Ltd., (A.D.R.)*                         26,138
                                                           -----------
                                                           $   150,048
                                                           -----------
             Consumer Finance - 0.6%
   128,900   African Bank Investments, Ltd.*               $    91,135
                                                           -----------
             Financial (Diversified) - 5.7%
    13,980   ABSA Group Ltd.                               $    52,838
    25,200   Bank Of East Asia                                  65,103
     1,000   Chang Hwa Commercial Bank*                            407
     7,700   Citic Pacific Ltd.*                                27,296
    44,450   FirstRand Ltd.*                                    49,343
    23,000   Great Eagle Holdings Ltd.                          39,072
    35,400   Grupo Financiero Inbursa*                         135,488
    11,000   Henderson Land Development                         55,989
     7,900   Housing Development Finance Corp. Ltd.             91,701
     2,500   ICICI Ltd. (A.D.R.)*                               26,250
     8,067   Imperial Holdings Ltd.*                            64,287
     3,500   ITC Ltd.*                                          67,225
    28,500   Kerry Properties Ltd.                              38,366
    52,000   New World Development Co., Ltd.*                   63,002
   523,000   SM Prime Holdings, Inc.                            60,668
                                                           -----------
                                                           $   837,035
                                                           -----------
             Insurance (Life/Health) - 0.2%
     3,660   Liberty Group Ltd.*                           $    32,648
                                                           -----------
             Insurance (Multi-Line) - 0.2%
 1,523,000   Aksigorta AS                                  $    22,494
                                                           -----------
             Insurance (Property/Casualty) - 1.2%
    97,240   Cathay Life Insurance Co., Ltd.               $   170,287
                                                           -----------
             Investment Banking/Brokerage - 0.6%
    15,000   Arab Malay Merchant Bank Bhd.                 $    13,500
     1,140   Investec Group Ltd.                                37,965
    12,110   Old Mutual Plc*                                    30,195
                                                           -----------
                                                           $    81,660
                                                           -----------
             Investment Management - 1.2%
   113,000   China Development Industrial*                 $    81,884
     2,440   Coronation Holdings Ltd.                           33,728
 3,693,000   Haci Omer Sabanci Holding AS                       31,955
     1,490   Nedcor Ltd.*                                       33,671
                                                           -----------
                                                           $   181,238
                                                           -----------
             Real Estate - 0.3%
   150,400   New World China Land Ltd.                     $    42,422
                                                           -----------
             Total Financial                               $ 3,729,452
                                                           -----------
             Healthcare - 1.1%
             Biotechnology - 0.3%
     1,850   Dr. Reddy's Laboratories Ltd.                 $    50,439
                                                           -----------

   The accompanying notes are an integral part of these financial statements. 33

Pioneer Emerging Markets VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/00                                     (continued)
--------------------------------------------------------------------------------

  Shares                                                     Value
           Healthcare (Drugs/Major Pharmaceuticals) - 0.8%
   4,600   E Merck (India) Ltd.                           $    42,630
   2,800   Hoechst Marion Roussel Ltd.                         28,999
   3,400   Sun Pharmaceutical Industries, Ltd.*                39,204
                                                          -----------
                                                          $   110,833
                                                          -----------
           Total Healthcare                               $   161,272
                                                          -----------
           Technology - 9.0%
           Communications Equipment - 0.5%
  33,000   China Unicom Ltd.*                             $    50,560
      47   Insung Information                                     118
   1,350   Nice Systems Ltd. (A.D.R.)*                         27,084
                                                          -----------
                                                          $    77,762
                                                          -----------
           Computers (Hardware) - 1.6%
  58,250   Acer Co.                                       $    26,557
  24,000   Compal Electronics                                  32,536
   1,400   Samsung Electronics                                174,862
                                                          -----------
                                                          $   233,955
                                                          -----------
           Computers (Peripherals) - 0.2%
      39   Daou Technology, Inc.*                         $        83
 163,900   Grupo Dataflux SA de CV*                            23,012
                                                          -----------
                                                          $    23,095
                                                          -----------
           Computers (Software & Services) - 2.4%
     580   Check Point Software Technologies Ltd.*        $    77,466
  37,000   Idion Technology Holdings, Ltd.*                    37,895
   1,000   Infosys Technology, Ltd.                           122,227
  41,100   Ixchange Technology Holdings Ltd.*                  22,269
   1,700   Mastek Ltd.                                          8,589
   1,400   NITT, Ltd.                                          46,787
  48,000   Softline, Ltd.*                                     11,545
     600   Wipro Ltd. (A.D.R.)*                                30,075
                                                          -----------
                                                          $   356,853
                                                          -----------
           Equipment (Semiconductor) - 0.1%
     500   Orbotech Ltd.*                                 $    18,656
                                                          -----------
           Electronics (Component Distributors) - 0.6%
   9,360   Asustek Computer, Inc.                         $    28,120
   3,073   L.G. Electronics Inc.                               29,030
     700   Samsung Disply Devices                              26,008
     800   Samsung SDI Co. (G.D.R.)*                            8,520
                                                          -----------
                                                          $    91,678
                                                          -----------
           Electronics (Instrumentation) - 0.3%
  12,500   Elec & Eltek International Co., Ltd.           $    37,750
                                                          -----------
           Electronics (Semiconductors) - 2.7%
  25,375   Advanced Semiconductor Engineering Inc.*       $    17,315
  12,000   Hon Hai Precision Industry                          60,870
   7,300   Hyundai Electronics Industries Co.*                 23,227
   7,050   Siliconware Precision Industries Co., Ltd.*         17,625
  54,640   Taiwan Semiconductor Manufacturing Co.*            131,156
  78,500   United Microelectronic Corp., Ltd.*                114,005
   3,000   Winbond Electronics Corp. (G.D.R.)*                 28,125
                                                          -----------
                                                          $   392,323
                                                          -----------

  Shares                                                     Value
           Services (Data Processing) - 0.6%
  12,400   Shinawatra Computer Co., Plc.                  $    45,714
  54,000   Singapore Exchange Ltd.*                            40,531
                                                          -----------
                                                          $    86,245
                                                          -----------
           Total Technology                               $ 1,318,317
                                                          -----------
           Transportation - 0.8%
           Railroads - 0.5%
  41,000   Malaysia International Shipping Bhd.           $    66,895
                                                          -----------
           Shipping - 0.3%
  57,000   Evergreen Marine Corp.*                        $    36,830
 160,000   Far Eastern Silo & Shipping Corp.*                  20,242
                                                               57,072
                                                          -----------
           Total Transportation                           $   123,967
                                                          -----------
           Utilities - 3.9%
           Electric Companies - 3.2%
   2,800   Empresa Nacional Electricidad Chile
             (A.D.R.)                                     $    30,450
   2,300   Enersis S.A. (A.D.R.)*                              40,538
  16,000   Korea Electric Power Corp.                         298,498
   7,000   Korea Electric Power Corp. (A.D.R.)                 71,750
  13,800   Mosenergo (A.D.R.)*                                 35,363
                                                          -----------
                                                          $   476,599
                                                          -----------
           Natural Gas - 0.4%
   9,200   Gazprom (A.D.R.) (144A)*                       $    58,650
                                                          -----------
           Power Producers (Independent) - 0.3%
   4,560   Unified Energy System (G.D.R.) (144A)*         $    37,680
                                                          -----------
           Total Utilities                                $   572,929
                                                          -----------
           TOTAL COMMON STOCKS
           (Cost $16,917,598)                             $13,698,332
                                                          -----------
           RIGHTS/WARRANTS - 0.3%
  72,000   PT Lippo Bank, 4/15/02*                        $         -
 600,600   Siam Commercial Bank, 5/10/02*                      37,365
  32,211   TelecomAsia Public Co. Ltd., 4/3/02*                 7,904
                                                          -----------
           TOTAL WARRANTS
           (Cost $117,314)                                $    45,269
                                                          -----------
           TOTAL INVESTMENT IN SECURITIES
           (Cost $17,895,747) (a)                         $14,680,245
                                                          -----------

34    The accompanying notes are an integral part of these financial statements.

Pioneer Emerging Markets VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

*      Non-income producing security.

144A Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At December 31, 2000, the value of these securities amounted to $215,005 or 1.41% of total net assets.

(a) Distribution of investments by country of issue, as percentage of total equity holdings, is as follows:

       Brazil                                13.5%
       India                                 11.9
       South Korea                           10.0
       Mexico                                 9.7
       Taiwan                                 6.5
       South Africa                           6.0
       Hong Kong                              5.8
       Malaysia                               4.3
       Philippines                            3.8
       Greece                                 3.0
       Turkey                                 2.9
       Thailand                               2.8
       Indonesia                              2.6
       Russia                                 2.2
       Argentina                              1.9
       Singapore                              1.8
       Poland                                 1.7
       Israel                                 1.7
       Chile                                  1.6
       Hungary                                1.6
       Egypt                                  1.5
       Venezuela                              1.1
       Others (Individually less than 1%)     2.1
                                            -----
                                            100.0%
                                            -----


   The accompanying notes are an integral part of these financial statements. 35

Pioneer Europe VCT Portfolio                    PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/00
--------------------------------------------------------------------------------

  Shares                                                    Value
           COMMON STOCKS - 86.6%
           Basic Materials - 3.7%
           Chemicals - 3.7%
   6,800   Akzo Nobel NV*                                $   365,234
   4,325   Aventis SA                                        377,690
                                                         -----------
           Total Basic Materials                         $   742,924
                                                         -----------
           Capital Goods 4.4%
           Engineering & Construction - 3.6%
   1,500   Compagnie de Saint-Gobain*                    $   235,642
  10,300   CRH Plc*                                          191,693
   4,668   Vivendi Universal                                 307,266
                                                         -----------
                                                         $   734,601
                                                         -----------
           Manufacturing (Specialized) - 0.8%
  45,000   Pirelli SpA                                   $   160,147
                                                         -----------
           Total Capital Goods                           $   894,748
                                                         -----------
           Communication Services - 12.6%
           Cellular/Wireless Telecommunications - 5.0%
 275,573   Vodafone AirTouch Group Plc                   $ 1,009,558
                                                         -----------
           Telecommunications (Long Distance) - 0.9%
  13,100   Cable & Wireless Plc                          $   176,884
                                                         -----------
           Telephone - 6.7%
  13,625   British Telecom Plc                           $   116,536
   7,000   Deutsche Telecom Plc*                             210,993
   4,229   Koninklijke KPN NV                                 48,685
  55,000   Olivetti SpA*                                     131,437
  26,200   Telecom Italia Mobile SpA                         209,115
  22,000   Telecom Italia SpA                                243,351
  13,000   Telecom Italia SpA D Risp Non Convertible*         78,125
  19,522   Telefonica SA                                     322,629
                                                         -----------
                                                         $ 1,360,871
                                                         -----------
           Total Communication Services                  $ 2,547,313
                                                         -----------
           Consumer Cyclicals - 0.5%
           Services (Commercial & Consumer) - 0.5%
   4,100   TNT Post Group NV                             $    99,173
                                                         -----------
           Total Consumer Cyclicals                      $    99,173
                                                         -----------
           Consumer Staples - 8.7%
           Consumer (Jewelry, Novelties & Gifts) - 0.4%
   6,000   Bulgari SpA                                   $    73,805
                                                         -----------
           Publishing - 1.0%
   4,200   VNU NV*                                       $   206,458
                                                         -----------
           Entertainment - 0.5%
  11,300   EMI Group Plc*                                $    92,933
                                                         -----------
           Foods - 3.2%
   1,300   Group Danone*                                 $   196,045
     197   Nestle SA (Registered Shares)                     459,411
                                                         -----------
                                                         $   655,456
                                                         -----------
           Broadcasting (Cable/Television/Radio) - 0.8%
   3,000   Sogecable*                                    $    58,960
   1,800   Societe Television Francaise*                      97,187
                                                         -----------
                                                         $   156,147
                                                         -----------

  Shares                                                    Value
           Retail Stores (Food Chains) - 2.8%
   2,900   Carrefour Supermarch SA                       $   182,176
   5,600   Koninklijke Ahold*                                180,679
  48,200   Tesco Plc*                                        196,580
                                                         -----------
                                                         $   559,435
                                                         -----------
           Total Consumer Staples                        $ 1,744,234
                                                         -----------
           Energy - 7.6%
           Oil (International Integrated) - 4.9%
  77,200   Shell Transport & Trading Co.                 $   633,750
  42,400   BP Amoco Plc                                      342,364
                                                         -----------
                                                         $   976,114
                                                         -----------
           Oil & Gas (Refining & Marketing) - 2.7%
  46,200   ENI SpA                                       $   294,996
   1,718   Total Fina Elf SA                                 255,531
                                                         -----------
                                                         $   550,527
                                                         -----------
           Total Energy                                  $ 1,526,641
                                                         -----------
           Financial - 25.1%
           Banks (Major Regional) - 4.3%
  28,000   Banca Bilboa Vizcaya Argenta                  $   416,466
   6,000   Banca Fideuram SpA                                 82,820
   1,900   BNP Paribas SA                                    166,813
     500   Credit Suisses Group*                              95,009
   1,700   Societe Generale*                                 105,675
                                                         -----------
                                                         $   866,783
                                                         -----------
           Banks (Money Center) - 2.6%
   8,500   Allied Irish Bank Plc                         $    98,572
   9,100   Barclays Plc                                      281,942
  13,400   Lloyds TSB Group Plc                              140,860
                                                         -----------
                                                         $   521,374
                                                         -----------
           Banks (Regional) - 3.1%
  68,900   Banca Intesta SpA*                            $   331,249
  13,000   Bank of Scotland*                                 136,170
  11,000   Standard Chartered Plc*                           158,726
                                                         -----------
                                                         $   626,145
                                                         -----------
           Financial (Diversified) - 4.0%
   2,300   Deutsche Bank AG*                             $   193,315
   3,600   ING Groep NV                                      287,605
   1,900   Larardere S.C.A                                   110,257
   1,300   UBS AG*                                           212,135
                                                         -----------
                                                         $   803,312
                                                         -----------
           Insurance (Life/Health) - 7.2%
   2,500   Aegon NV                                      $   103,431
     800   Allianz AG*                                       299,429
   6,200   Assicurazioni Generali                            246,262
   8,500   CGNU Plc*                                         136,506
   5,000   Mediolanum SpA                                     63,711
   1,100   Muenchener Rueckversiccherungs
             Gesellschaft AG*                                393,597
  12,300   Prudential Corp. Plc                              197,716
                                                         -----------
                                                         $ 1,440,652
                                                         -----------

36    The accompanying notes are an integral part of these financial statements.

Pioneer Europe VCT Portfolio                    PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

 Shares                                                Value
         Insurance (Multi-Line) - 2.5%
    290  Zurich Financial Services AG                $   174,798
  2,290  Axa SA                                          331,148
                                                     -----------
                                                     $   505,946
                                                     -----------
         Investment Management - 0.7%
  7,200  Amvescap Plc                                $   144,805
                                                     -----------
         Insurance (Property/Casualty) - 0.7%
     60  Swiss Re                                    $   143,809
                                                     -----------
         Total Financial                             $ 5,052,826
                                                     -----------
         Healthcare - 6.1%
         Biotechnology - 0.4%
  2,500  Qiagen NV*                                  $    90,379
                                                     -----------
         Health Care - 0.6%
  2,500  Elan Plc (A.D.R.)*                          $   117,031
                                                     -----------
         Healthcare (Drugs/Major Pharmaceuticals) - 5.1%
    400  Altana AG*                                  $    62,350
  4,100  AstraZeneca Plc                                 204,153
  4,493  Glaxosmithkline Plc*                            126,313
    261  Novartis AG                                     461,327
     16  Roche Holdings AG                               162,971
                                                     -----------
                                                     $ 1,017,114
                                                     -----------
         Total Healthcare                            $ 1,224,524
                                                     -----------
         Technology - 13.9%
         Communications Equipment - 8.9%
  5,600  Alcatel SA                                  $   318,133
 23,800  Ericsson Lm Telephone Services (Class B)        271,056
 12,000  Marconi Plc                                     129,015
 21,600  Nokia AB (A.D.R.)                               963,415
 12,500  Spirent Plc                                     114,017
                                                     -----------
                                                     $ 1,795,636
                                                     -----------
         Electronics (Component Dist) - 3.5%
 13,900  Philips Electronics                         $   509,293
  1,500  Siemens AG                                      196,063
                                                     -----------
                                                     $   705,356
                                                     -----------
         Computers (Software & Services) - 0.9%
  2,550  Autonomy Corporation PLC*                   $    72,829
  1,533  Dassault Systemes SA                            105,083
                                                     -----------
                                                     $   177,912
                                                     -----------
         Electronics (Semiconductors) - 0.6%
  2,660  STMicroelectronics NV*                      $   116,145
                                                     -----------
         Total Technology                            $ 2,795,049
                                                     -----------
         Utilities - 4.0%
         Power Producers (Independent) - 2.2%
  5,200  E.On AG*                                    $   316,406
  2,700  Vivendi Environment*                            117,892
                                                     -----------
                                                     $   434,298
                                                     -----------
         Water Utilities - 1.8%
  2,000  Suez Lyonnaise des Eaux*                    $   365,270
                                                     -----------
         Total Utilities                             $   799,568
                                                     -----------
         TOTAL COMMON STOCKS
         (Cost $17,316,615) (a)                      $17,427,000
                                                     -----------

Principal
   Amount                                               Value
              TEMPORARY CASH INVESTMENT - 13.4%
              Repurchase Agreement - 13.4%
$2,700,000    Credit Suisse First Boston Group, Inc.,
                6.15%, dated 12/29/00, repurchase
                price of $2,700,000 plus accrued
                interest on 1/02/01, collateralized
                by $2,173,000 U.S. Treasury Bond,
                10.75%, 8/15/05                      $ 2,700,000
                                                     -----------
              TOTAL INVESTMENT IN TEMPORARY CASH
              (Cost $2,700,000)                      $ 2,700,000
                                                     -----------
              TOTAL INVESTMENT IN SECURITIES &
              TEMPORARY CASH INVESTMENT
              (Cost $20,016,615)                     $20,127,000
                                                     -----------

*    Non-income producing security.

(a) Distribution of investments by country of issue, as a percentage of equity holdings, is as follows:

     United Kingdom                                                    25.3%
     France                                                            19.4
     Italy                                                             11.0
     Netherlands                                                       10.9
     Switzerland                                                        9.8
     Germany                                                            9.6
     Finland                                                            5.5
     Spain                                                              4.6
     Ireland                                                            2.3
     Sweden                                                             1.6
                                                                      -----
                                                                      100.0%
                                                                      -----


  The accompanying notes are an integral part of these financial statements.  37

Pioneer International Growth VCT Portfolio      PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/00
--------------------------------------------------------------------------------

   Shares                                               Value
            PREFERRED STOCKS - 2.3%
   76,179   News Corp., Ltd.                          $  542,492
   10,000   Petrobras Brasileiro SA                      234,769
    2,700   SAP AG                                       379,788
                                                      ----------
            Total Preferred Stocks
            (Cost $1,207,832)                         $1,157,049
                                                      ----------
            COMMON STOCKS - 91.1%
            Basic Materials - 8.2%
            Chemicals (Diversified) - 3.0%
   12,000   Aventis SA                                $1,053,559
  100,000   WMC Ltd.                                     425,997
                                                      ----------
                                                      $1,479,556
                                                      ----------
            Construction (Cement & Aggregates) - 1.8%
   55,002   Cemex, SA (CPO)                           $  198,784
      600   Holderbank Financiere Glaris AG
              (Bearer Shares)                            721,821
                                                      ----------
                                                      $  920,605
                                                      ----------
            Paper & Forest Products - 2.3%
   34,000   Abitibi Consolidated Inc.                 $  312,736
   24,000   UPM-Kymmene Corp.                            823,691
                                                      ----------
                                                      $1,136,427
                                                      ----------
            Metals Mining - 1.1%
   32,000   Rio Tinto Plc                             $  559,363
                                                      ----------
            Total Basic Materials                     $4,095,951
                                                      ----------
            Capital Goods - 3.1%
            Aerospace/Defense - 0.6%
   14,000   European Aeronautic Defense*              $  311,035
                                                      ----------
            Engineering & Construction - 1.0%
    5,000   Bouygues SA                               $  226,534
    4,000   Vivendi Universal                            263,296
                                                      ----------
                                                      $  489,830
                                                      ----------
            Machinery (Diversified) - 0.6%
  130,000   Invensys Plc                              $  305,191
                                                      ----------
            Office Equipment & Supplies - 0.9%
   13,000   Canon, Inc.                               $  454,824
                                                      ----------
            Total Capital Goods                       $1,560,880
                                                      ----------
            Communication Services - 12.9%
            Cellular/Wireless Telecommunications - 5.3%
    7,900   China Mobile Ltd. (A.D.R.)*               $  214,288
   13,000   Libertel NV*                                 145,874
       30   NTT Mobile Communication Network, Inc.       516,925
    7,000   SK Telecom., Ltd.                            164,938
   18,000   Sonera Group Plc                             326,209
  350,000   Vodafone AirTouch Group Plc                1,282,220
                                                      ----------
                                                      $2,650,454
                                                      ----------
            Telecommunications (Long Distance) - 2.3%
   47,000   Cable & Wireless Plc                      $  634,620
   15,000   COLT Telecom Group Plc*                      322,985
    4,000   KPNQwest NV*                                  76,622
    5,000   NTL Inc.*                                    119,688
                                                      ----------
                                                      $1,153,915
                                                      ----------

   Shares                                               Value
            Telephone - 5.3%
   40,000   British Telecom Plc                       $  342,125
   12,000   Hellenic Telecom Organization SA             179,057
   11,076   Koninklijke KPN NV                           127,509
    4,000   Korea Telecom Corp. (A.D.R.)                 124,000
       60   Nippon Telegraph & Telephone Corp.           431,907
      700   Swisscom AG (Registered Shares)              182,029
   60,000   Telefonica SA*                               991,584
    6,000   Telefonos de Mexico SA (A.D.R.)              270,750
                                                      ----------
                                                      $2,648,961
                                                      ----------
            Total Communication Services              $6,453,330
                                                      ----------
            Consumer Cyclicals - 10.8%
            Auto Parts & Equipment - 0.4%
   13,000   Autoliv Inc. (A.D.R.)                     $  203,835
                                                      ----------
            Automobiles - 3.7%
   25,000   Bayerische Motoren Werke AG               $  819,278
   20,000   Renault SA                                 1,042,291
                                                      ----------
                                                      $1,861,569
                                                      ----------
            Distributors (Durables) - 0.7%
   80,000   Itochu Corp.                              $  372,256
                                                      ----------
            Hardware & Tools - 0.7%
   52,000   Makita Corp.                              $  363,859
                                                      ----------
            Household Furnishings & Appliances - 1.1%
    8,000   Sony Corp.                                $  552,786
                                                      ----------
            Leisure Time (Products) - 0.5%
   40,000   Tabcor Holdings Ltd.                      $  244,215
                                                      ----------
            Publishing (Newspapers) - 1.7%
   80,000   Reed International Plc                    $  837,368
                                                      ----------
            Retail (General Merchandise) - 0.5%
    6,000   Lawson, Inc.                              $  237,208
                                                      ----------
            Retail (Specialty-Apparel) - 0.4%
  400,000   Giordano International Ltd.               $  184,622
                                                      ----------
            Textiles (Apparel) - 1.1%
    6,000   Gucci Group NV (NY Shares)                $  531,000
                                                      ----------
            Total Consumer Cyclicals                  $5,388,718
                                                      ----------
            Consumer Staples - 9.0%
            Beverages (Non-Alcoholic) - 1.4%
  100,000   Cadbury Schweppes Plc                     $  691,577
                                                      ----------
            Broadcasting (Television/Radio/Cable) - 1.6%
    5,500   Grupo Televisa SA (A.D.R.)                $  247,156
    1,000   Nippon Broadcasting System Inc.               37,786
   19,000   Reuters Group Plc                            321,609
   21,000   United Pan-Europe Communications NV*         214,543
                                                      ----------
                                                      $  821,094
                                                      ----------
            Entertainment - .4%
   70,000   Manchester United Plc                     $  235,510
                                                      ----------
            Foods - 3.6%
    6,000   Groupe Danone*                            $  904,822
      310   Nestle Inc.                                  722,931
   31,300   Tata Tea Ltd. (144A)*                        148,675
                                                      ----------
                                                      $1,776,428
                                                      ----------

38    The accompanying notes are an integral part of these financial statements.

Pioneer International Growth VCT Portfolio      PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

   Shares                                                  Value
            Household Products (Non-Durables) - 1.5%
   25,000   Kao Corp.                                    $  725,970
                                                         ----------
            Retail Stores (Drug Stores) - 0.5%
   28,000   Boots Company Plc                            $  258,746
                                                         ----------
            Total Consumer Staples                       $4,509,325
                                                         ----------
            Energy - 5.6%
            Oil & Gas (Domestic Integrated) - .6%
    6,000   BP Amoco Plc (A.D.R.)                        $  287,250
                                                         ----------
            Oil & Gas (Drilling & Equipment) - 0.3%
   20,000   Enterprise Oil Plc*                          $  169,567
                                                         ----------
            Oil (International Integrated) - 1.3%
   80,000   Shell Transport & Trading Co.                $  656,737
                                                         ----------
            Oil & Gas (Refining & Marketing) - 3.4%
   96,000   ENI SpA                                      $  612,980
    7,296   Total Fina ELF SA                             1,085,190
                                                         ----------
                                                         $1,698,170
                                                         ----------
            Total Energy                                 $2,811,724
                                                         ----------
            Financial - 15.1%
            Banks (Major Regional) - 4.1%
   45,000   Banca Popolare di Milano                     $  223,952
   10,000   Banco Popular Espanol                           350,247
   40,000   Banco Santander Central Hispano SA              428,184
  150,000   Bangkok Bank (Foreign Shares)                   119,240
   72,000   Bipop-Carire SpA                                469,876
   40,075   Development Bank of Singapore Ltd.              453,504
                                                         ----------
                                                         $2,045,003
                                                         ----------
            Banks (Money Center) - 1.8%
   37,000   Royal Bank of Scotland Group                 $  873,599
   37,000   Royal Bank Scotland Group (Bonus Shares)         45,921
                                                         ----------
                                                         $  919,520
                                                         ----------
            Banks (Money Center) - 0.5%
    9,000   Toronto-Dominion Bank                        $  260,647
                                                         ----------
            Financial (Diversified) - 1.4%
   20,000   Cheung Kong Holdings Ltd.                    $  255,779
   62,000   Collins Stewart Holdings Plc (144A)*            395,402
    9,580   Nichiei Co., Ltd.                                50,862
                                                         ----------
                                                         $  702,043
                                                         ----------
            Insurance (Life/Health) - 2.1%
    1,400   Muenchener Rueckver AG*                      $  500,942
   35,000   Prudential Corp. Plc                            562,606
                                                         ----------
                                                         $1,063,548
                                                         ----------
            Insurance (Multi-Line) - 4.6%
    6,500   Axa Financial Inc.                           $  939,939
   58,000   Ras SpA                                         904,614
      730   Zurich Financial Services AG                    440,009
                                                         ----------
                                                         $2,284,562
                                                         ----------
            Investment Banking/Brokerage - 0.6%
   27,000   Daiwa Securities Group, Inc.                 $  281,737
                                                         ----------
            Total Financial                              $7,557,060
                                                         ----------

   Shares                                                  Value
            Healthcare - 4.9%
            Healthcare (Drugs/Major Pharmaceuticals) - 4.9%
   37,104   Glaxosmithkline Plc*                         $1,043,054
      600   Novartis AG                                   1,060,523
    6,000   Schering AG                                     340,857
      600   Syngenta AG*                                     32,204
                                                         ----------
                                                         $2,476,638
                                                         ----------
            Total Healthcare                             $2,476,638
                                                         ----------
            Technology - 18.6%
            Communications Equipment - 5.9%
    4,000   Alcatel LM (A.D.R.)                          $  223,750
   40,000   Ericsson LM                                     455,558
   12,000   Marconi Plc                                     129,015
    4,000   Matsushita Comm Industrial Ltd.                 502,055
   30,000   Nokia Oyj                                     1,338,077
    9,000   Nortel Networks Corp.                           289,442
                                                         ----------
                                                         $2,937,897
                                                         ----------
            Computers (Hardware) - 0.5%
   83,283   Compal Electronics Corp.                     $  112,905
    1,000   Samsung Electronics                             124,901
                                                         ----------
                                                         $  237,806
                                                         ----------
            Computers (Networking) - 0.4%
    8,000   Equant NV*                                   $  209,210
                                                         ----------
            Computers (Software & Services) - 2.9%
   15,000   Autonomy Corp. Plc*                          $  428,404
    4,500   Check Point Software Technologies Ltd.*         601,031
    3,000   Dassault Systemes SA                            205,641
    5,700   Softbank Corp.                                  197,927
                                                         ----------
                                                         $1,433,003
                                                         ----------
            Electronics (Component Distributors) - 3.7%
   24,250   Philips Electronics                          $  888,516
    4,000   Siemens AG (New Shares)                         522,836
   70,000   Toshiba Corp.                                   467,768
                                                         ----------
                                                         $1,879,120
                                                         ----------
            Electronics (Instrumentation) - 0.9%
  160,000   Elec & Eltek International Co., Ltd.         $  483,200
                                                         ----------
            Electronics (Semiconductors) - 3.8%
   15,000   Fujitsu Ltd.                                 $  220,939
   15,000   Hyundai Electronics Industries Co., Ltd.*        47,727
    3,000   Rohm Co., Ltd.                                  569,404
   10,000   STmicroelectronics NV*                          436,635
   59,008   Taiwan Semiconductor Manufacturing Co.*         141,641
    8,000   Tokyo Electron Ltd.                             439,430
                                                         ----------
                                                         $1,855,776
                                                         ----------
            Services (Computer Systems) - 0.3%
   20,000   Baltimore Technologies Plc*                  $  103,026
   15,000   Bull SA*                                         68,875
                                                         ----------
                                                         $  171,901
                                                         ----------
            Services (Data Processing) - 0.2%
   16,000   Infonet Services Corp.*                      $   80,000
                                                         ----------
            Total Technology                             $9,287,913
                                                         ----------

  The accompanying notes are an integral part of these financial statements.  39

Pioneer International Growth VCT Portfolio      PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/00                                     (continued)
--------------------------------------------------------------------------------

   Shares                                               Value
            Transportation - 1.2%
            Railroads - 1.2%
   22,000   Bombardier Inc (Class B)                 $   339,465
   20,000   Railtrack Group Plc                          276,630
                                                     -----------
                                                     $   616,095
                                                     -----------
            Total Transportation                     $   616,095
                                                     -----------
            Utilities - 1.7%
            Electric Companies - 1.7%
  131,001   British Energy Plc                       $   505,385
   66,000   British Energy Plc (Deferred Shares)*              0
   20,000   Endesa SA                                    342,172
                                                     -----------
                                                     $   847,557
                                                     -----------
            Total Utilities                          $   847,557
                                                     -----------
            TOTAL COMMON STOCKS
            (Cost $44,498,892)                       $45,605,191
                                                     -----------
            TOTAL INVESTMENT IN SECURITIES
            (Cost $45,706,724) (a)                   $46,762,240
                                                     -----------


Principal
  Amount
              TEMPORARY CASH INVESTMENT - 6.6%
              Repurchase Agreement - 6.6%
$3,300,000    First Boston Group, Inc., 6.15%, dated
                12/29/00, repurchase price of
                $3,300,000 plus accrued interest on
                1/2/01, collateralized by $2,656,000
                Treasury Bills, 10.75% 8/15/05       $ 3,300,000
                                                     -----------
              TOTAL TEMPORARY CASH INVESTMENT
              (Cost $3,300,000)                      $ 3,300,000
                                                     -----------
              TOTAL INVESTMENT IN SECURITIES
              AND TEMPORARY CASH INVESTMENT - 100%
              (Cost $49,006,724)                     $50,062,240
                                                     -----------

*    Non-income producing security.

144A Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At December 31, 2000, the value of these securities amounted to $544,077 or 0.01% of total net assets.

(a) Distribution of investments by country of issue, as a percentage of total equity holdings, is as follows:

     United Kingdom                                                    24.1%
     France                                                            14.2
     Japan                                                             13.7
     Switzerland                                                        6.8
     Germany                                                            5.5
     Finland                                                            5.3
     Italy                                                              4.7
     Spain                                                              4.5
     Netherlands                                                        4.2
     Australia                                                          2.6
     Canada                                                             2.6
     Singapore                                                          2.0
     Mexico                                                             1.5
     Sweden                                                             1.4
     Hong Kong                                                          1.4
     Israel                                                             1.3
     South Korea                                                        1.0
     European Union                                                     0.7
     Taiwan                                                             0.6
     Brazil                                                             0.5
     United States                                                      0.4
     Greece                                                             0.4
     India                                                              0.3
     Thailand                                                           0.3
                                                                      -----
                                                                      100.0%
                                                                      -----


40    The accompanying notes are an integral part of these financial statements.

Pioneer Science & Tech VCT Portfolio            PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/00
--------------------------------------------------------------------------------

  Shares                                          Value
           COMMON STOCK - 100.0%
           Capital Goods - 8.0%
           Electrical Equipment - 7.3%
   1,000   Power-One, Inc.*                     $   39,313
   3,200   Sanmina Corp.*                          245,200
   5,900   SCI Systems, Inc.*                      155,613
   4,600   Solectron Corp.*                        155,940
                                                ----------
                                                $  596,066
                                                ----------
           Manufacturing (Diversified) - 0.7%
   1,100   Corning, Inc.*                       $   58,094
                                                ----------
           Total Capital Goods                  $  654,160
                                                ----------
           Health Care - 9.2%
           Biotechnology - 8.5%
   1,800   Arena Pharmaceuticals, Inc.*         $   27,900
     900   Dyax Corp.*                              19,083
   2,000   GenVec, Inc.*                            19,000
   3,200   ImClone Systems, Inc.*                  140,800
   1,500   Invitrogen Corp.*                       129,563
     600   Millennium Pharmaceuticals, Inc.*        37,125
   2,000   OSI Pharmaceuticals, Inc.*              160,250
     500   Protein Design Labs, Inc.*               43,438
   1,500   Pharmacia Corp.                          91,500
   1,000   Scios Inc.*                              22,250
                                                ----------
                                                $  690,909
                                                ----------
           Health Care (Drugs/Major Pharms) - 0.7%
   4,400   Introgen Therapeutics, Inc.*         $   30,800
   1,300   The Medicines Co.*                       26,650
                                                ----------
                                                $   57,450
                                                ----------
           Total Health Care                    $  748,359
                                                ----------
           Technology - 82.8%
           Communications Equipment - 8.9%
   1,400   Ciena Corp.*                         $  113,925
   1,500   Corvis Corp.*                            35,719
   3,900   Lucent Technologies, Inc.                52,650
   3,000   Nokia Corp. (A.D.R.)                    130,500
   3,000   Nortel Networks, Corp.                   96,188
   1,400   Qualcomm Inc.*                          115,063
   1,500   Scientific-Atlanta, Inc.                 48,844
   2,300   Tellabs, Inc.*                          129,950
                                                ----------
                                                $  722,839
                                                ----------
           Computer (Hardware) - 1.9%
   4,800   Compaq Computer Corp.                $   72,240
   2,900   Sun Microsystems, Inc.*                  80,838
                                                ----------
                                                $  153,078
                                                ----------
           Computers (Software & Services) - 10.9%
   1,200   Ariba, Inc.*                         $   64,500
   3,500   E.Piphany Inc.*                         188,781
   2,900   Microsoft Corp.*                        125,788
   5,400   Oracle Corp.*                           156,938
   4,300   Synopsys, Inc.*                         203,981
   4,400   Wind River Systems*                     150,150
                                                ----------
                                                $  890,138
                                                ----------

  Shares                                          Value
           Computers (Networking) - 4.4%
   6,700   Cabletron Systems, Inc.*             $  100,919
   3,500   Cisco Systems, Inc.*                    133,875
     600   Juniper Networks Inc.*                   75,638
   1,200   Sycamore Networks Inc.*                  44,700
                                                ----------
                                                $  355,132
                                                ----------
           Computers (Peripherals) - 2.3%
   2,800   EMC Corp.*                           $  186,200
                                                ----------
           Electronics (Component Dist) - 7.9%
   5,600   Cree Inc.*                           $  198,975
   5,900   Flextronics International, Ltd.*        168,150
   4,300   Integrated Circuit Systems, Inc.*        71,219
   2,700   JDS Uniphase Corp.*                     112,556
   3,200   Sandisk Corp.*                           88,800
                                                ----------
                                                $  639,700
                                                ----------
           Electronics (Instrumentation) - 2.3%
   3,600   Alpha Industries, Inc.*              $  133,200
     600   Waters Corp.*                            50,100
                                                ----------
                                                $  183,300
                                                ----------
           Electronics (Semiconductors) - 22.1%
   1,800   Analog Devices, Inc.*                $   92,138
   5,700   Altera Corp.*                           149,981
   2,700   Applied Micro Circuits Corp.*           202,627
     750   Broadcom Corp.*                          63,375
   7,000   Intel Corp.                             211,750
     950   Linear Technology Corp.                  43,938
   5,900   Micron Technology, Inc.*                209,450
   1,500   PMC - Sierra Inc.*                      117,938
   4,300   Semtech Corp*                            94,869
   4,500   Triquint Semiconductor Inc.*            196,594
   3,300   Texas Instruments, Inc.                 156,338
   3,700   Vitesse Semiconductor Corp.*            204,656
   1,200   Xilinx, Inc.*                            55,350
                                                ----------
                                                $1,799,004
                                                ----------
           Equipment (Semiconductor) - 22.1%
   2,100   Applied Materials, Inc.*             $   80,194
   4,500   ASM Lithography Holdings NV*            101,531
   5,600   ATMI, Inc.*                             109,200
   3,000   Brooks Automation, Inc.*                 84,188
   5,700   Cymer, Inc.*                            146,686
   4,200   DuPont Photomasks, Inc.*                221,944
   3,500   Emcore Corp.*                           164,500
   3,500   HI/FN Inc.*                              96,250
   3,200   KLA-Tencor Corp.*                       107,800
   5,700   Lam Research Corp.*                      82,650
   3,700   Novellus Systems, Inc.*                 132,969
   4,250   Photon Dynamics Inc.*                    95,625
   4,800   PRI Automation, Inc.*                    90,000

  The accompanying notes are an integral part of these financial statements.  41

Pioneer Science & Tech VCT Portfolio            PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/00                                     (continued)
--------------------------------------------------------------------------------

 Shares                                              Value
          Equipment (Semiconductor) - (continued)
  2,600   Teradyne, Inc.*                         $   96,850
  4,700   Veeco Instruments, Inc.*                   188,578
                                                  ----------
                                                  $1,798,965
                                                  ----------
          Total Technology                        $6,728,356
                                                  ----------
          TOTAL COMMON STOCK
          (Cost $11,318,852)                      $8,130,875
                                                  ----------
          TOTAL INVESTMENT IN SECURITIES - 100%
          (Cost $11,318,852)                      $8,130,875
                                                  ----------

* Non-income producing security.


42  The accompanying notes are an integral part of these financial statements.

Pioneer Mid-Cap Value VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/00
--------------------------------------------------------------------------------

   Shares                                              Value
            COMMON STOCK - 94.4%
            Basic Materials - 4.5%
            Aluminum - 0.9%
   30,000   Alcoa, Inc.                             $  1,005,000
                                                    ------------
            Chemicals - 1.1%
   29,000   IMC Global, Inc.                        $    451,313
   22,000   Rohm & Haas Co.                              798,875
                                                    ------------
                                                    $  1,250,188
                                                    ------------
            Chemicals (Specialty) - 1.1%
   84,000   Wellman, Inc.                           $  1,186,500
                                                    ------------
            Paper & Forest Products - 1.4%
   29,000   Bowater, Inc.                           $  1,634,875
                                                    ------------
            Total Basic Materials                   $  5,076,563
                                                    ------------
            Capital Goods - 6.8%
            Aerospace/Defense - 1.2%
   17,000   General Dynamics Corp.                  $  1,326,000
                                                    ------------
            Electrical Equipment - 0.4%
   32,000   American Power Conversion Corp.*        $    396,000
    2,300   Molex Inc.                                    81,650
                                                    ------------
                                                    $    477,650
                                                    ------------
            Machinery (Diversified) - 2.1%
   18,500   Deere & Co.                             $    847,531
   58,600   Kaydon Corp.                               1,457,675
                                                    ------------
                                                    $  2,305,206
                                                    ------------
            Metal Fabricators - 1.0%
   58,000   Brush Engineered Materials Inc.         $  1,170,875
                                                    ------------
            Waste Management - 2.1%
   83,000   Waste Management Inc.                   $  2,303,250
                                                    ------------
            Total Capital Goods                     $  7,582,981
                                                    ------------
            Communication - 3.6%
            Telephone - 3.6%
   21,000   Alltel Corp.                            $  1,311,188
   39,000   BroadWing Inc.*                              889,688
   29,000   Century Telephone Enterprises, Inc.        1,036,750
    9,000   Telephone and Data Systems, Inc.             810,000
                                                    ------------
                                                    $  4,047,626
                                                    ------------
            Total Communication                     $  4,047,626
                                                    ------------
            Consumer Cyclicals - 12.7%
            Auto Parts & Equipment - 1.1%
   21,000   ITT Industries, Inc.                    $    813,750
   15,500   Lear Corp.*                                  384,594
                                                    ------------
                                                    $  1,198,344
                                                    ------------
            Household Furnishings & Appliances - 0.7%
   24,400   Ethan Allen Interiors, Inc.             $    817,400
                                                    ------------
            Leisure Time (Products) - 1.6%
  127,000   Mattel, Inc.                            $  1,833,880
                                                    ------------
            Publishing - 0.2%
   21,000   Primedia, Inc.*                         $    250,688
                                                    ------------

   Shares                                              Value
            Retail (Computers & Electronics) - 1.0%
   25,000   Best Buy Co., Inc.*                     $    739,063
    8,000   Radioshack Corp.                             342,500
                                                    ------------
                                                    $  1,081,563
                                                    ------------
            Retail (Discounters) - 1.1%
   58,200   Family Dollar Stores, Inc.              $  1,247,663
                                                    ------------
            Retail (Specialty) - 3.0%
   53,000   Borders Group, Inc.*                    $    619,438
   76,800   Cole National Corp.*                         662,400
  133,000   Venator Group, Inc.*                       2,061,500
                                                    ------------
                                                    $  3,343,338
                                                    ------------
            Retail (Specialty-Apparel) - 0.3%
   12,000   AnnTaylor Stores Corp.*                 $    299,250
                                                    ------------
            Services (Commercial & Consumer) - 3.2%
   31,000   IMS Health Inc.                         $    837,000
   54,000   Regis Corp.                                  783,000
   46,000   Sabre Group Holdings, Inc.                 1,983,750
                                                    ------------
                                                    $  3,603,750
                                                    ------------
            Textiles (Apparel) - 0.5%
   18,500   Jones Apparel Group, Inc.*              $    595,469
                                                    ------------
            Total Consumer Cyclicals                $ 14,271,345
                                                    ------------
            Consumer Staples - 8.8%
            Broadcasting (Cable/Television/Radio) - 1.9%
    8,000   Cablevision Systems Corp.*              $    679,500
   31,000   Fox Entertainment Group, Inc.*               554,125
   48,400   USA Networks Inc.*                           940,775
                                                    ------------
                                                    $  2,174,400
                                                    ------------
            Entertainment - 0.6%
   13,000   Viacom, Inc. (Class B) (Non-voting)*    $    607,750
                                                    ------------
            Foods - 1.7%
   10,000   ConAgra, Inc.                           $    261,603
   18,700   Hershey Foods Corp.                        1,203,813
   15,000   Ralston-Ralston Purina Group                 391,875
                                                    ------------
                                                    $  1,857,291
                                                    ------------
            Restaurants - 2.2%
  102,100   Lone Star Steakhouse & Saloon, Inc.     $    982,713
   45,500   Tricon Global Restaurants, Inc.*           1,501,500
                                                    ------------
                                                    $  2,484,213
                                                    ------------
            Retail Stores (Food Chains) - 0.7%
   30,000   Kroger Co.*                             $    811,875
                                                    ------------
            Services (Employment) - 0.5%
  147,000   Modis Professional Services Inc.*       $    606,375
                                                    ------------
            Specialty Printing - 1.2%
   94,800   John H. Harland Co.                     $  1,339,050
                                                    ------------
            Total Consumer Staples                  $  9,880,954
                                                    ------------
            Energy - 6.7%
            Oil (Domestic Integrated) - 0.8%
   30,000   Conoco, Inc.                            $    858,750
                                                    ------------

  The accompanying notes are an integral part of these financial statements.  43

Pioneer Mid-Cap Value VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
SCHEDULE  OF INVESTMENTS 12/31/00                                    (continued)
--------------------------------------------------------------------------------

  Shares                                                 Value
           Oil & Gas (Drilling & Equipment) - 2.4%
  70,000   R&B Falcon Corp.*                         $   1,605,625
  24,000   Weatherford International, Inc.*              1,134,000
                                                     -------------
                                                     $   2,739,625
                                                     -------------
           Oil & Gas (Refining & Marketing) - 0.8%
  24,900   Tosco Corp.                               $     845,044
                                                     -------------
           Oil & Gas (Production/Exploration) - 2.7%
   8,000   Apache Corp.                              $     560,500
  27,000   Burlington Resources, Inc.                    1,363,500
  65,000   Ocean Energy Inc.*                            1,129,375
                                                     -------------
                                                     $   3,053,375
                                                     -------------
           Total Energy                              $   7,496,794
                                                     -------------
           Financials - 15.7%
           Banks (Regional) - 3.2%
  25,000   Marshall & Ilsley Corp.                   $   1,270,750
  35,800   North Fork Bancorporation, Inc                  879,338
   4,000   SouthTrust Corp.                                146,000
  28,400   TCF Financial Corp.                           1,265,575
                                                     -------------
                                                     $   3,561,663
                                                     -------------
           Consumer Finance - 2.3%
  35,000   Countrywide Credit Industries, Inc.       $   1,758,750
  13,000   The PMI Group, Inc.                             879,938
                                                     -------------
                                                     $   2,638,688
                                                     -------------
           Financial (Diversified) - 2.0%
  10,620   Axa Financial, Inc. (A.D.R.)              $     762,649
  19,000   John Hancock Financial Services, Inc.*          714,875
  24,500   Indymac Bancorp, Inc.*                          722,750
                                                     -------------
                                                     $   2,200,274
                                                     -------------
           Insurance (Life/Health) - 0.3%
   4,000   Jefferson - Pilot Corp.                   $     299,000
                                                     -------------
           Insurance (Multi-Line) - 0.3%
   6,000   Nationwide Financial Services, Inc.       $     285,000
                                                     -------------
           Insurance (Property/Casualty) - 5.4%
  56,000   Ace Ltd.                                  $   2,376,500
  21,000   Allmerica Financial Corp.                     1,522,500
  21,000   Exel Ltd.*                                    1,834,875
   6,000   Partnerre Ltd.                                  366,000
                                                     -------------
                                                     $   6,099,875
                                                     -------------
           Investment Bank/Brokerage - 0.4%
  62,900   E*Trade Group, Inc.*                      $     463,888
                                                     -------------
           Savings & Loan Companies - 1.8%
  31,000   Charter One Financial, Inc.               $     895,125
  21,000   Washington Mutual, Inc.                       1,114,313
                                                     -------------
                                                     $   2,009,438
                                                     -------------
           Total Financials                          $  17,557,826
                                                     -------------
           Health Care - 7.5%
           Biotechnology - 0.6%
  10,500   Biogen, Inc.*                             $     630,656
                                                     -------------

  Shares                                                 Value
           Health Care (Drugs - Generic & Other) - 0.8%
  35,500   Mylan Laboratories Inc.                   $     894,156
                                                     -------------
           Health Care (Medical Products/Supplies) - 2.0%
  50,300   APOGENT*                                  $   1,031,150
  22,200   Bausch & Lomb, Inc.                             897,713
  16,766   Sybron Dental Specialities*                     282,926
                                                     -------------
                                                     $   2,211,789
                                                     -------------
           Health Care (Hospital Management) - 2.5%
  43,000   HCA-The Healthcare Company                $   1,892,430
  46,500   Health Management Associates, Inc.*             964,875
                                                     -------------
                                                     $   2,857,305
                                                     -------------
           Health Care (Managed Care) - 1.0%
  10,000   Wellpoint Health Networks Inc.*           $   1,152,500
                                                     -------------
           Health Care (Specialized Services) - 0.6%
  12,000   Lincare Holdings Inc.*                    $     684,750
                                                     -------------
           Total Health Care                         $   8,431,156
                                                     -------------
           Technology - 16.4%
           Communications Equipment - 1.4%
  58,000   Avaya Inc.*                               $     598,125
  32,500   Harris Corp.                                    995,313
                                                     -------------
                                                     $   1,593,438
                                                     -------------
           Computer (Hardware) - 4.7%
 108,000   NCR Corp.*                                $   5,305,500
                                                     -------------
           Computers (Networking) - 0.1%
   9,000   Cabletron Systems, Inc.*                  $     135,563
                                                     -------------
           Computers (Software & Services) - 2.8%
  16,000   Entrust Technologies Inc.*                $     208,000
  16,000   Peregrine Systems, Inc.*                        316,000
  14,200   RSA Security Inc.*                              750,825
  16,000   Synopsys, Inc.*                                 759,000
  32,200   Symantec Corp.*                               1,074,675
                                                     -------------
                                                     $   3,108,500
                                                     -------------
           Computers (Peripherals) - 1.2%
 108,000   Storage Technology Corp.*                 $     972,000
  24,500   Xircom Inc.*                                    379,750
                                                     -------------
                                                     $   1,351,750
                                                     -------------
           Electronics (Semiconductors) - 0.7%
  74,000   Adaptec, Inc.*                            $     758,500
                                                     -------------
           Equipment (Semiconductor) - 0.3%
  23,000   Lam Research Corp.*                       $     333,500
                                                     -------------
           Photography/Imaging - 1.9%
 137,000   Imation Corp.*                            $   2,123,500
                                                     -------------
           Services (Computer Systems) - 1.4%
  44,000   Keane, Inc.*                              $     429,000
  25,000   SunGard Data Systems, Inc.*                   1,178,125
                                                     -------------
                                                     $   1,607,125
                                                     -------------


44   The accompanying notes are an integral part of these financial statements.

Pioneer Mid-Cap Value VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Shares                                              Value
           Services (Data Processing) - 1.9%
  20,200   DST Systems, Inc.*                   $  1,353,400
  25,600   Equifax Inc.                              734,400
                                                ------------
                                                $  2,087,800
                                                ------------
           Total Technology                     $ 18,405,176
                                                ------------
           Utilities - 11.7%
           Electric Companies - 7.9%
  25,000   Allegheny Energy, Inc.               $  1,204,688
  17,000   Constellation Energy Group                766,063
  44,100   CMS Energy Corp.                        1,397,419
  20,000   Citizens Utilities Co. (Class B)*         262,500
  35,600   DPL, Inc.                               1,181,475
  17,000   DQE, Inc.                                 556,750
  25,100   DTE Energy Co.                            977,331
  17,000   Houston Industries, Inc.                  736,313
  14,200   Kansas City Power & Light Co.             389,613
  29,000   NSTAR                                   1,243,375
   6,300   Southern Energy, Inc.*                    178,369
                                                ------------
                                                $  8,893,896
                                                ------------
           Natural Gas - 3.0%
  27,000   El Paso Energy Corp.                 $  1,933,875
  35,000   KeySpan Energy Corp.                    1,483,125
                                                ------------
                                                $  3,417,000
                                                ------------
           Power Producers (Independent) - 0.8%
  35,000   Orion Power Holdings, Inc.*          $    861,865
                                                ------------
           Total Utilities                      $ 13,172,761
                                                ------------
           TOTAL COMMON STOCK
           (Cost $90,605,684)                   $105,923,182
                                                ------------

Principal
   Amount
              TEMPORARY CASH INVESTMENT - 5.6%
              Repurchase Agreement - 5.6%
$6,300,000    Credit Suisse First Boston Group, Inc., 6.15% dated
                12/29/00, repurchase price of $6,300,000 plus
                accrued interest on 1/02/01, collateralized by
                $5,071,000 U.S. Treasury Bonds, 10.75%,
                8/15/05
              TOTAL TEMPORARY CASH INVESTMENT - 5.6%
              (Cost $6,300,000)                 $  6,300,000
                                                ------------
              TOTAL INVESTMENT IN SECURITIES AND
              TEMPORARY CASH INVESTMENT - 100%
              (Cost $96,905,684)                $112,223,182
                                                ------------

* Non-income producing security.


  The accompanying notes are an integral part of these financial statements.  45

Pioneer Growth Shares VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/00
--------------------------------------------------------------------------------

   Shares                                             Value
            COMMON STOCK - 93.2%
            Basic Materials - 2.8%
            Chemicals (Specialty) - 2.8%
   88,287   Minerals Technologies, Inc.           $   3,018,312
                                                  -------------
            Total Basic Materials                 $   3,018,312
                                                  -------------
            Capital Goods - 7.1%
            Electrical Equipment - 4.3%
   42,100   General Electric Co.                  $   2,018,169
   99,880   Molex, Inc.                               2,540,698
                                                  -------------
                                                  $   4,558,867
                                                  -------------
            Manufacturing (Specialized) - 2.8%
   99,400   Sealed Air Corp.*                     $   3,031,700
                                                  -------------
            Total Capital Goods                   $   7,590,567
                                                  -------------
            Communication - 1.5%
            Cellular/Wireless Telecommunications - 1.5%
   58,200   Crown Castle International Corp.*     $   1,575,038
                                                  -------------
            Total Communication                   $   1,575,038
                                                  -------------
            Consumer Cyclicals - 9.2%
            Leisure Time (Products) - 1.1%
   28,300   Harley-Davidson, Inc.                 $   1,124,925
                                                  -------------
            Publishing (Newspapers) - 2.1%
   69,200   News Corp., Ltd. (A.D.R.)             $   2,231,700
                                                  -------------
            Retail (Discounters) - 2.5%
  142,443   Dollar General Corp.                  $   2,688,612
                                                  -------------
            Services (Commercial & Consumer) - 3.5%
   69,500   Cintas Corp.                          $   3,696,531
                                                  -------------
            Total Consumer Cyclicals              $   9,741,768
                                                  -------------
            Consumer Staples - 12.9%
            Beverages (Non-Alcoholic) - 0.9%
   15,772   The Coca-Cola Co.                     $     961,106
                                                  -------------
            Broadcasting (Cable/Television/Radio) - 3.6%
   91,400   Comcast Corp. (Non-Voting)*           $   3,815,950
                                                  -------------
            Foods - 1.1%
   12,688   Wrigley (Wm.) Jr. Co.                 $   1,215,669
                                                  -------------
            Personal Care - 3.2%
   93,464   Gillette Co.                          $   3,376,387
                                                  -------------
            Restaurants - 3.1%
   97,152   McDonald's Corp.                      $   3,303,168
                                                  -------------
            Retail (Drug Stores) - 1.0%
   24,014   Walgreen Co.                          $   1,004,085
                                                  -------------
            Total Consumer Staples                $  13,676,365
                                                  -------------
            Energy - 1.5%
            Oil & Gas (Production/Exploration) - 0.1%
    9,200   Ocean Energy Inc.*                    $     159,850
                                                  -------------
            Oil & Gas (Drilling & Equipment) - 1.4%
   16,400   Schlumberger Ltd.                     $   1,310,975
    6,600   Varco International Inc.*                   143,550
                                                  -------------
                                                  $   1,454,525
                                                  -------------
            Total Energy                          $   1,614,375
                                                  -------------

   Shares                                             Value
            Financials - 8.2%
            Insurance (Multi-Line) - 2.8%
   29,580   American International Group, Inc.    $   2,915,479
                                                  -------------
            Insurance (Property-Casualty) - 5.4%
       45   Berkshire Hathaway, Inc.*             $   3,195,000
   24,810   Progressive Corp.                         2,570,936
                                                  -------------
                                                  $   5,765,936
                                                  -------------
            Total Financials                      $   8,681,415
                                                  -------------
            Health Care - 19.9%
            Biotechnology - 7.8%
   25,000   Amgen, Inc.*                          $   1,598,438
   16,800   Genzyme Corp.*                            1,510,950
   85,231   Pharmacia Corp.                           5,199,091
                                                  -------------
                                                  $   8,308,479
                                                  -------------
            Health Care (Drugs/Major Pharms) - 8.1%
   40,216   Merck & Co., Inc.                     $   3,765,223
  106,118   Pfizer, Inc.                              4,881,428
                                                  -------------
                                                  $   8,646,651
                                                  -------------
            Health Care (Diversified) - 3.0%
   17,400   American Home Products Corp.          $   1,105,770
   30,000   Biovail Corp.*                            1,165,200
   19,400   Elan Corp. Plc (A.D.R.)*                    908,163
                                                  -------------
                                                  $   3,179,133
                                                  -------------
            Health Care (Hospital Mgt) - 1.0%
   23,100   HCA - The Healthcare Company          $   1,016,631
                                                  -------------
            Total Health Care                     $  21,150,894
                                                  -------------
            Technology - 28.8%
            Communications Equipment - 5.5%
   99,200   American Tower Corp.*                 $   3,757,200
   15,650   Qualcomm Inc.*                            1,286,234
   25,600   Scientific-Atlanta, Inc.                    833,600
                                                  -------------
                                                  $   5,877,034
                                                  -------------
            Computer (Hardware) - 1.9%
   32,500   Hewlett-Packard Co.                   $   1,025,781
   35,600   Sun Microsystems, Inc.*                     992,350
                                                  -------------
                                                  $   2,018,131
                                                  -------------
            Computers (Software & Services) - 8.8%
   15,900   Adobe Systems, Inc.                   $     925,181
   96,000   America Online Inc.*                      3,340,800
   79,900   Microsoft Corp.*                          3,465,663
   54,250   Oracle Corp.*                             1,576,641
                                                  -------------
                                                  $   9,308,285
                                                  -------------
            Computers (Peripherals) - 2.2%
   34,300   EMC Corp.*                            $   2,280,950
                                                  -------------
            Electronics (Semiconductors) - 9.2%
   16,650   Applied Micro Circuits Corp.*         $   1,249,530
   71,000   Intel Corp.                               2,147,750
   71,800   Linear Technology Corp.                   3,320,750
   27,700   Maxim Integrated Products, Inc.*          1,324,406
   22,500   PMC - Sierra Inc.*                        1,769,063
                                                  -------------
                                                  $   9,811,499
                                                  -------------


46   The accompanying notes are an integral part of these financial statements.

Pioneer Growth Shares VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

  Shares                                            Value
           Services (Data Processing) - 1.2%
  26,000   Paychex Inc.                         $   1,264,250
                                                -------------
           Total Technology                     $  30,560,149
                                                -------------
           Utilities - 1.3%
           Power Producers (Independent) - 1.3%
  30,300   Calpine Corp.*                       $   1,365,394
                                                -------------
           Total Utilities                      $   1,365,392
                                                -------------
           TOTAL COMMON STOCK
           (Cost $97,843,642)                   $  98,974,275
                                                -------------

Principal
   Amount
              TEMPORARY CASH INVESTMENT - 6.8%
              Repurchase Agreement - 6.8%
$7,200,000    Credit Suisse First Boston, Inc., 6.15%, dated
                12/29/00, repurchase price of $7,200,000 plus
                accrued interest on 1/2/01, collateralized by
                $5,795,000 U.S. Treasury Notes, 10.75%,
                8/15/05
              TOTAL TEMPORARY CASH INVESTMENT - 6.8%
              (Cost $7,200,000)                 $  7,200,000
                                                ------------
              TOTAL INVESTMENT IN SECURITIES AND
              TEMPORARY CASH INVESTMENT - 100%
              (Cost $105,043,642)               $106,174,275
                                                ------------

* Non-income producing security.


  The accompanying notes are an integral part of these financial statements.  47

Pioneer Real Estate Growth VCT Portfolio        PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/00
--------------------------------------------------------------------------------

  Shares                                                  Value
               c
           COMMON STOCK - 91.8%
           Consumer Cyclicals - 3.0%
           Lodging - Hotels - 3.0%
  29,000   Starwood Hotels & Resorts                    $ 1,022,250
                                                        -----------
           Total Consumer Cyclicals                     $ 1,022,250
                                                        -----------
           Financials - 88.8%
           Real Estate Investment Trusts - 86.3%
  20,800   Apartment Investment & Management Co.        $ 1,038,700
  14,500   AMB Property Corp.                               374,281
  10,300   Arden Realty Group, Inc.                         258,788
  52,800   Archstone Communities Trust                    1,359,600
  27,700   Avalonbay Communities, Inc.                    1,388,463
  31,200   Brandywine Realty Trust                          645,450
  21,000   Boston Properties, Inc.                          913,500
  14,000   Camden Property Trust                            469,000
  40,900   Cousins Properties, Inc.                       1,142,644
  53,500   Duke Realty Investments, Inc.                  1,317,438
  78,357   Equity Office Properties Trust                 2,556,397
  34,000   Equity Residential Property Trust              1,880,625
  23,400   Essex Property Trust, Inc.                     1,281,150
  29,600   Franchise Finance Corporation of America         690,050
   2,000   First Industrial Realty Trust, Inc.               68,000
  19,100   Gables Residential Trust                         534,800
   9,700   General Growth Properties, Inc.                  351,019
  20,100   Home Properties of NY, Inc.                      561,544
  64,290   Host Marriott Corp.                              831,752
   7,800   Kimco Realty Corp.                               344,663
  11,200   Innkeepers USA Trust                             123,900
  39,000   Liberty Property Trust                         1,113,938
  30,000   The Macerich Co.                                 575,625
   8,000   MeriStar Hospitality Corp.                       157,500
  37,100   Mission West Properties Inc.                     514,763
   2,400   Corporate Office Properties                       23,850
  18,500   Parkway Properties, Inc.                         549,219
  34,100   ProLogis Trust                                   758,725
  46,800   Prentiss Properties Trust                      1,260,675
  41,500   Public Storage, Inc.                           1,008,969
   1,615   Public Storage                                    36,338
  54,300   Reckson Associates Realty Corp.                1,360,894
  32,000   Simon DeBartolo Group, Inc.                      768,000
  15,300   Spieker Properties, Inc.                         766,913
  21,500   Charles E. Smith Residential Realty, Inc.      1,010,500
   8,000   Storage USA, Inc.                                254,000
  26,800   Vornado Realty Trust                           1,026,770
                                                        -----------
                                                        $29,318,443
                                                        -----------

  Shares                                                  Value
           Real Estate Companies - 2.5%
  55,400   Trizec Hahn Corp.                            $   837,925
                                                        -----------
           Total Financials                             $30,156,368
                                                        -----------
           TOTAL COMMON STOCK
           (Cost $26,238,494)                           $31,178,618
                                                        -----------

Principal
   Amount
              TEMPORARY CASH INVESTMENT - 8.2%
              Repurchase Agreement - 8.2%
$2,800,000    Credit Suisse First Boston, Inc., 6.15%
                dated 12/29/00, repurchase price of
                $2,800,000 plus accrued interest on
                1/2/01 collateralized by $2,254,000
                U.S. Treasury Bond, 10.75%, 8/15/05     $ 2,800,000
                                                        -----------
              TOTAL TEMPORARY CASH INVESTMENT
              (Cost $2,800,000)                         $ 2,800,000
                                                        -----------
              TOTAL COMMON STOCK AND TEMPORARY
              CASH INVESTMENT - 100%
              (Cost $29,038,494)                        $33,978,618
                                                        -----------


48    The accompanying notes are an integral part of these financial statements.

Pioneer Fund VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/00
--------------------------------------------------------------------------------

   Shares                                                    Value
            COMMON STOCK - 95.7%
            Basic Materials - 2.0%
            Aluminum - 0.6%
   42,200   Alcoa, Inc.                                 $   1,413,700
                                                        -------------
            Chemicals - 0.5%
   22,354   E.I. du Pont de Nemours and Co.             $   1,079,978
                                                        -------------
            Gold & Precious Metals Mining - 0.3%
   36,600   Newmont Mining Corp.                        $     624,488
                                                        -------------
            Metals Mining - 0.6%
   25,000   Phelps Dodge Corp.                          $   1,395,313
   29,000   Rio Tinto Plc                                     506,905
                                                        -------------
                                                        $   1,902,218
                                                        -------------
            Total Basic Materials                       $   5,020,384
                                                        -------------
            Capital Goods - 2.5%
            Aerospace/Defense - 0.7%
   15,600   Boeing Company                              $   1,029,600
    8,800   General Dynamics Corp.                            686,400
                                                        -------------
                                                        $   1,716,000
                                                        -------------
            Electrical Equipment - 0.7%
   14,000   Emerson Electric Co.                        $   1,103,375
   11,100   General Electric Co.                              532,106
                                                        -------------
                                                        $   1,635,481
                                                        -------------
            Machinery (Diversified) - 0.2%
   10,200   Ingersoll-Rand Co.                          $     427,125
                                                        -------------
            Manufacturing (Diversified) - 0.5%
   10,500   Illinois Tool Works, Inc.                   $     625,406
    9,200   Johnson Controls, Inc.                            478,400
                                                        -------------
                                                        $   1,103,806
                                                        -------------
            Manufacturing (Specialized) - 0.1%
    7,300   Diebold, Inc.                               $     243,638
                                                        -------------
            Office Equipment & Supplies - 0.3%
   18,600   Canon, Inc. (A.D.R.)                        $     626,588
                                                        -------------
            Total Capital Goods                         $   5,752,638
                                                        -------------
            Communication - 9.7%
            Cellular/Wireless Telecommunications - 0.4%
    5,000   AT&T Wireless Group*                        $      86,563
   44,800   Sprint Corp. PCS Group*                           915,600
                                                        -------------
                                                        $   1,002,163
                                                        -------------
            Telecommunications (Long Distance) - 0.8%
   58,500   Sprint Corp.                                $   1,188,281
   34,327   AT&T Corp.                                        594,286
                                                        -------------
                                                        $   1,782,567
                                                        -------------
            Telephone - 8.5%
   14,123   Alltel Corp.                                $     881,805
   82,600   BellSouth Corp.                                 3,381,438
   88,541   Qwest Communications*                           3,630,181
  131,476   SBC Communications, Inc.                        6,277,979
   99,588   Verizon Communications                          4,991,849
                                                        -------------
                                                        $  19,163,252
                                                        -------------
            Total Communication                         $  21,947,982
                                                        -------------

   Shares                                                    Value
            Consumer Cyclicals - 11.5%
            Automobiles - 1.2%
  117,127   Ford Motor Corp.                            $   2,745,164
                                                        -------------
            Household Furnishings & Appliances - 0.6%
   21,000   Sony Corp. (A.D.R.)                         $   1,464,750
                                                        -------------
            Publishing - 2.2%
  101,000   John Wiley & Sons, Inc.                     $   2,171,500
   46,100   McGraw-Hill Co., Inc.                           2,702,613
                                                        -------------
                                                        $   4,874,113
                                                        -------------
            Publishing (Newspapers) - 0.8%
   13,300   Dow Jones & Company, Inc.                   $     753,113
   18,300   Gannett Co., Inc.                               1,154,044
                                                        -------------
                                                        $   1,907,157
                                                        -------------
            Retail (Department Stores) - 1.8%
   14,800   Harcourt General, Inc.                      $     846,560
   34,000   Kohl's Corp.*                                   2,074,000
   34,400   May Department Stores Company                   1,126,600
                                                        -------------
                                                        $   4,047,160
                                                        -------------
            Retail (Building Supplies) - 0.3%
   15,000   Lowe's Companies, Inc.                      $     667,500
                                                        -------------
            Retail (Computers & Electronics) - 0.1%
    5,200   Best Buy Co., Inc.*                         $     153,725
                                                        -------------
            Retail (Discounters) - 0.6%
   66,718   Dollar General                              $   1,259,302
                                                        -------------
            Retail (General Merchandise) - 1.9%
   82,800   Target Corp.                                $   2,670,300
   30,300   Wal-Mart Stores, Inc.                           1,609,688
                                                        -------------
                                                        $   4,279,988
                                                        -------------
            Retail (Specialty) - 0.2%
   13,000   Barnes & Noble, Inc.*                       $     344,500
                                                        -------------
            Retail (Specialty - Apparel) - 0.4%
   33,300   Gap Inc.                                    $     849,150
                                                        -------------
            Services (Advertising/Marketing) - 1.4%
   28,000   The Interpublic Group of Companies, Inc.    $   1,191,750
   25,100   Omnicom Group                                   2,080,163
                                                        -------------
                                                        $   3,271,913
                                                        -------------
            Total Consumer Cyclicals                    $  25,864,422
                                                        -------------
            Consumer Staples - 10.6%
            Beverages (Non-Alcoholic) - 0.8%
   37,900   PepsiCo, Inc.                               $   1,878,419
                                                        -------------
            Broadcasting (Cable/Television/Radio) - 0.1%
    6,800   Cox Communication, Inc. (Class A)*          $     316,625
                                                        -------------
            Distributors (Food & Health) - 0.7%
   51,600   Sysco Corp.                                 $   1,548,000
                                                        -------------
            Entertainment - 1.0%
   48,419   Viacom, Inc. (Class B) (Non-voting)*        $   2,263,588
                                                        -------------


  The accompanying notes are an integral part of these financial statements.  49

Pioneer Fund VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/00                                     (continued)
--------------------------------------------------------------------------------

  Shares                                                  Value
           Foods - 3.0%
  29,700   Campbell Soup Co.                         $   1,028,363
  27,600   General Mills, Inc.                           1,229,925
  38,200   H.J. Heinz Co.                                1,812,113
  22,000   Hershey Foods Corp.                           1,416,250
  18,000   Ralston-Ralston Purina Group                    470,250
  34,000   Sara Lee Corp.                                  835,125
                                                     -------------
                                                     $   6,792,026
                                                     -------------
           Household Products (Non-Durables) - 2.0%
  38,500   Colgate-Palmolive Co.                     $   2,485,175
  26,800   Procter & Gamble Co.                          2,102,125
                                                     -------------
                                                     $   4,587,300
                                                     -------------
           Retail Stores (Food Chains) - 0.3%
   8,800   Safeway Inc.*                             $     550,000
                                                     -------------
           Retail (Drug Stores) - 2.0%
  19,400   CVS Corp.                                 $   1,162,788
  81,300   Walgreen Co.                                  3,399,356
                                                     -------------
                                                     $   4,562,144
                                                     -------------
           Services (Employment) - 0.7%
  58,200   Robert Half International Inc.*           $   1,542,300
                                                     -------------
           Total Consumer Staples                    $  24,040,402
                                                     -------------
           Energy - 7.7%
           Oil & Gas (Drilling & Equipment) - 1.2%
  15,929   Transocean Offshore Inc.                  $     732,734
  10,000   Smith International, Inc.*                      745,625
  14,100   Schlumberger Ltd.                             1,127,119
                                                     -------------
                                                     $   2,605,478
                                                     -------------
           Oil (Domestic Integrated) - 1.9%
  52,664   BP Amoco Plc (A.D.R.)                     $   2,521,289
  18,000   Conoco, Inc.                                    515,250
  21,950   Conoco Inc. (Class B)                           635,178
  13,600   Shell Transport & Trading Co. (A.D.R.)          671,500
                                                     -------------
                                                     $   4,343,217
                                                     -------------
           Oil (International Integrated) - 4.6%
  31,900   Chevron Corp.                             $   2,693,556
  17,000   Royal Dutch Petroleum Co.                     1,029,563
  43,700   Texaco, Inc.                                  2,714,863
  45,134   Exxon Mobil Corp.                             3,923,837
                                                     -------------
                                                     $  10,361,819
                                                     -------------
           Total Energy                              $  17,310,514
                                                     -------------
           Financials - 15.8%
           Banks (Major Regional) - 5.6%
  67,700   The Bank of New York Co., Inc.            $   3,736,194
  15,950   Huntington Bancshares, Inc.                     258,191
  53,700   Mellon Bank Corp.                             2,641,369
  81,000   National City Corp.                           2,328,750
  22,500   State Street Corp.                            2,794,725
  15,000   Wells Fargo Co.                                 835,313
                                                     -------------
                                                     $  12,594,542
                                                     -------------

  Shares                                                  Value
           Banks (Money Center) - 0.0%
       1   UBS AG*                                   $         163
                                                     -------------
           Banks (Regional) - 0.8%
  25,500   First Tennessee National Corp.            $     737,906
  15,400   Zions Bancorporation                            961,538
                                                     -------------
                                                     $   1,699,444
                                                     -------------
           Financial (Diversified) - 0.9%
  11,500   Citigroup Inc.                            $     587,219
  19,400   Morgan Stanley, Dean Witter and Co.           1,537,450
                                                     -------------
                                                     $   2,124,669
                                                     -------------
           Insurance Brokers - 1.1%
  21,150   Marsh & McLennan Co., Inc.                $   2,474,550
                                                     -------------
           Insurance (Multi-Line) - 1.6%
  24,730   American International Group, Inc.        $   2,437,451
  17,641   AXA (A.D.R.)                                  1,266,844
                                                     -------------
                                                     $   3,704,295
                                                     -------------
           Insurance (Property-Casualty) - 3.0%
  35,300   Chubb Corp.                               $   3,053,450
   9,400   Partnerre Ltd.                                  573,400
  20,900   Safeco Corp.                                    687,088
  17,400   St. Paul Companies, Inc.                        945,038
  16,400   Exel Ltd.*                                    1,432,950
                                                     -------------
                                                     $   6,691,926
                                                     -------------
           Investment Bank/Brokerage - 1.1%
  37,400   Merrill Lynch & Co., Inc.                 $   2,550,213
                                                     -------------
           Investment Management - 1.4%
  26,250   Federated Investors Inc.                  $     764,531
  59,500   T. Rowe Price Associates, Inc.                2,514,805
                                                     -------------
                                                     $   3,279,336
                                                     -------------
           Savings & Loan Companies - 0.3%
  12,524   Washington Mutual, Inc.                   $     664,555
                                                     -------------
           Total Financials                          $  35,783,693
                                                     -------------
           Health Care - 12.6%
           Health Care (Drugs/Major Pharms) - 8.3%
  42,789   GlaxoSmithKline Plc*                      $   2,396,173
  21,400   Eli Lilly & Co.                               1,991,538
  35,900   Merck & Co., Inc.                             3,361,138
  32,100   Pfizer, Inc.                                  1,476,600
  10,600   Roche Holding AG (A.D.R.)                     1,085,506
 146,700   Schering-Plough Corp.                         8,325,225
                                                     -------------
                                                     $  18,636,180
                                                     -------------
           Health Care (Medical Products/Supplies) - 0.6%
  41,200   Becton, Dickinson & Co.                   $   1,426,550
                                                     -------------
           Health Care (Diversified) - 3.7%
  38,700   Abbott Laboratories                       $   1,874,531
  49,500   Bristol-Myers Squibb Co.                      3,659,906
  27,200   Johnson & Johnson                             2,857,700
                                                     -------------
                                                     $   8,392,137
                                                     -------------
           Total Health Care                         $  28,454,867
                                                     -------------


50   The accompanying notes are an integral part of these financial statements.

Pioneer Fund VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

   Shares                                                   Value
            Technology - 19.3%
            Communications Equipment - 2.3%
   34,500   ADC Telecommunications, Inc.*               $    625,313
    2,733   Avaya Inc.*                                       28,184
   50,600   Telefonaktiebolaget LM Ericsson (A.D.R.)         566,088
   32,800   Lucent Technologies, Inc.                        442,800
  135,800   Motorola Inc.                                  2,749,950
   15,000   Tellabs, Inc.*                                   847,500
                                                        ------------
                                                        $  5,259,835
                                                        ------------
            Computer (Hardware) - 4.1%
  101,500   Compaq Computer Corp.                       $  1,527,575
   76,400   Hewlett-Packard Co.                            2,411,375
   49,000   IBM Corp.                                      4,165,000
   38,563   Palm Inc.*                                     1,091,815
                                                        ------------
                                                        $  9,195,765
                                                        ------------
            Computers (Software & Services) - 2.9%
   24,200   Adobe Systems, Inc.                         $  1,408,138
   16,500   America Online Inc.*                             574,200
   36,450   BMC Software, Inc.*                              510,300
   42,800   Microsoft Corp.*                               1,856,450
   16,500   Peoplesoft Inc.*                                 613,594
   35,300   Synopsys, Inc.*                                1,674,544
                                                        ------------
                                                        $  6,637,226
                                                        ------------
            Computers (Networking) - 0.1%
   26,000   3Com Corp.*                                 $    221,000
                                                        ------------
            Electronics (Component Dist) - 0.4%
   24,735   Koninklijke Philips Electronics             $    896,644
                                                        ------------
            Electronics (Instrumentation) - 0.3%
   12,090   Agilent Technologies Inc.*                  $    661,928
                                                        ------------
            Electronics (Semiconductors) - 4.0%
   42,800   Altera Corp.*                               $  1,126,175
   86,700   Intel Corp.                                    2,622,675
   19,500   Micrel Inc.*                                     656,906
   24,000   Micron Technology, Inc.*                         852,000
   81,300   Texas Instruments, Inc.                        3,851,588
                                                        ------------
                                                        $  9,109,344
                                                        ------------
            Equipment (Semiconductor) - 1.8%
   35,100   Applied Materials, Inc.*                    $  1,340,381
   54,000   Lam Research Corp.*                              783,000
   28,800   Novellus Systems, Inc.*                        1,035,000
   15,000   Taiwan Semiconductor Manufacturing Co.
            (A.D.R.)*                                        258,750
   17,800   Veeco Instruments, Inc.*                         714,225
                                                        ------------
                                                        $  4,131,356
                                                        ------------
            Photography/Imaging - 0.9%
   49,100   Eastman Kodak Co.                           $  1,933,313
                                                        ------------
            Services (Computer Systems) - 0.6%
   23,000   Computer Sciences Corp.*                    $  1,382,875
                                                        ------------

   Shares                                                   Value
            Services (Data Processing) - 1.9%
   29,100   Automatic Data*                             $  1,842,394
   16,400   DST Systems, Inc.*                             1,098,800
   12,600   Electronic Data Systems Corp.                    727,650
   10,500   Fiserv, Inc.*                                    498,094
                                                        ------------
                                                        $  4,166,938
                                                        ------------
            Total Technology                            $ 43,596,224
                                                        ------------
            Transportation - 2.2%
            Airlines - 0.8%
   52,200   Southwest Airlines Co.                      $  1,750,266
                                                        ------------
            Railroads - 1.4%
   30,400   Burlington Northern, Inc.                   $    860,700
  110,700   Norfolk Southern Corp.                         1,473,694
   14,700   Union Pacific Corp.                              746,025
                                                        ------------
                                                        $  3,080,419
                                                        ------------
            Total Transportation                        $  4,830,685
                                                        ------------
            Utilities - 1.8%
            Electric Companies - 1.2%
   34,100   Allegheny Energy, Inc.                      $  1,643,194
   35,100   DPL, Inc.                                      1,164,881
                                                        ------------
                                                        $  2,808,075
                                                        ------------
            Natural Gas - 0.3%
   23,500   Vectren Corp.                               $    602,188
                                                        ------------
            Water Utilities - 0.3%
   18,700   American Water Works Co., Inc.              $    549,314
                                                        ------------
            Total Utilities                             $  3,959,577
                                                        ------------
            TOTAL COMMON STOCK
            (Cost $196,151,369)                         $216,561,388
                                                        ------------

Principal
   Amount
              TEMPORARY CASH INVESTMENT - 4.3%
              Commercial Paper - 4.3%
$9,803,000    American Express Corp., 6.3%, 1/02/01    $  9,803,000
                                                       ------------
              TOTAL TEMPORARY CASH INVESTMENT
              (Cost $9,803,000)                        $  9,803,000
                                                       ------------
              TOTAL COMMON STOCK AND TOTAL
              TEMPORARY CASH INVESTMENT
              (Cost $205,954,369)                      $226,364,388
                                                       ------------

* Non-income producing security.


  The accompanying notes are an integral part of these financial statements.  51

Pioneer Equity-Income VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/00
--------------------------------------------------------------------------------

   Shares                                                    Value
            CONVERTIBLE PREFERRED STOCK - 1.9%
            Consumer Staples - 0.9%
            Broadcasting (Cable/Television/Radio) - 0.9%
   27,000   Cox Communication, Inc., 7%, 8/16/02        $   1,674,000
                                                        -------------
            Total Consumer Staples                      $   1,674,000
                                                        -------------
            Transportation - 1.0%
            Railroads - 1.0%
   15,300   Union Pacific Capital, Inc., 6.25%,
              4/1/28                                    $     706,340
   27,000   Union Pacific Capital, Inc., 6.25%,
              4/1/28 (144A)                                 1,246,482
                                                        -------------
            Total Transportation                        $   1,952,822
                                                        -------------
            TOTAL CONVERTIBLE PREFERRED STOCK
            (Cost $3,262,350)                           $   3,626,822
                                                        -------------
            COMMON STOCK - 96.7%
            Basic Materials - 2.1%
            Chemicals - 0.7%
   26,441   E.I. du Pont de Nemours & Co.               $   1,277,431
                                                        -------------
            Iron & Steel - 0.1%
   15,450   Roanoke Electric Steel Corp.                $     160,294
                                                        -------------
            Metals Mining - 0.9%
   30,400   Phelps Dodge Corp.                          $   1,696,700
                                                        -------------
            Paper & Forest Products - 0.4%
   25,000   Mead Corp.                                  $     784,375
                                                        -------------
            Total Basic Materials                       $   3,918,800
                                                        -------------
            Capital Goods - 3.7%
            Aerospace/Defense - 0.3%
    8,500   General Dynamics Corp.                      $     663,000
                                                        -------------
            Machinery (Diversified) - 0.3%
    7,000   The Gorman-Rupp Co.                         $     126,000
   12,000   Ingersoll-Rand Co.                                502,500
                                                        -------------
                                                        $     628,500
                                                        -------------
            Manufacturing (Diversified) - 0.3%
   10,000   Illinois Tool Works, Inc.                   $     595,625
                                                        -------------
            Manufacturing (Specialized) - 1.0%
   16,400   Diebold, Inc.                               $     547,350
   24,000   Johnson Controls, Inc.                          1,248,000
                                                        -------------
                                                        $   1,795,350
                                                        -------------
            Trucks & Parts - 1.8%
   68,500   PACCAR, Inc.                                $   3,373,625
                                                        -------------
            Total Capital Goods                         $   7,056,100
                                                        -------------
            Communication - 12.7%
            Telecommunications (Long Distance) - 2.4%
  223,000   Sprint Corp.                                $   4,529,688
                                                        -------------
            Telephone - 10.3%
   31,944   Alltel Corp.                                $   1,994,504
   92,400   BellSouth Corp.                                 3,782,625
  163,331   SBC Communications, Inc.                        7,799,055
  120,770   Verizon Communications                          6,053,596
                                                        -------------
                                                        $  19,629,780
                                                        -------------
            Total Communication                         $  24,159,468
                                                        -------------

   Shares                                                    Value
            Consumer Cyclicals - 4.9%
            Automobiles - 2.2%
  181,460   Ford Motor Corp.                            $   4,252,969
                                                        -------------
            Publishing - 1.1%
   33,700   McGraw-Hill Co., Inc.                       $   1,975,663
                                                        -------------
            Publishing (Newspapers) - 0.1%
    5,000   Tribune Co.                                 $     211,250
                                                        -------------
            Retail (Department Stores) - 0.9%
   25,000   Harcourt General, Inc.                      $   1,430,000
   10,825   May Department Stores Co.                         354,519
                                                        -------------
                                                        $   1,784,519
                                                        -------------
            Services (Advertising/Marketing) - 0.6%
   25,200   The Interpublic Group of Companies, Inc.    $   1,072,575
                                                        -------------
            Total Consumer Cyclicals                    $   9,296,976
                                                        -------------
            Consumer Staples - 6.8%
            Beverages (Non-Alcoholic) - 0.7%
   26,800   PepsiCo, Inc.                               $   1,328,275
                                                        -------------
            Entertainment - 1.1%
  114,200   Cedar Fair, L.P.                            $   2,095,570
                                                        -------------
            Foods - 3.7%
   42,800   Campbell Soup Co.                           $   1,481,950
   37,000   General Mills, Inc.                             1,648,813
   62,100   H.J. Heinz Co.                                  2,945,869
   10,000   The Quaker Oats Co.                               973,750
                                                        -------------
                                                        $   7,050,382
                                                        -------------
            Household Products (Non-Durables) - 1.3%
   38,000   Colgate-Palmolive Co.                       $   2,452,900
                                                        -------------
            Total Consumer Staples                      $  12,927,127
                                                        -------------
            Energy - 9.2%
            Oil (Domestic Integrated) - 0.5%
   32,919   Conoco Inc. (Class B)                       $     952,594
                                                        -------------
            Oil (International Integrated) - 8.7%
   59,000   Chevron Corp.                               $   4,981,813
   77,983   Exxon Mobil Corp.                               6,779,647
   75,000   Texaco, Inc.                                    4,659,375
                                                        -------------
                                                        $  16,420,835
                                                        -------------
            Total Energy                                $  17,373,429
                                                        -------------
            Financials - 18.3%
            Banks (Major Regional) - 7.0%
   84,400   Mellon Bank Corp.                           $   4,151,425
   84,500   National City Corp.                             2,429,375
   88,175   Old Kent Financial Corp.                        3,857,656
   49,913   Wells Fargo Co.                                 2,779,530
                                                        -------------
                                                        $  13,217,986
                                                        -------------
            Banks (Regional) - 1.6%
   58,700   First Tennessee National Corp.              $   1,698,631
   35,400   SouthTrust Corp.                                1,440,338
                                                        -------------
                                                        $   3,138,969
                                                        -------------
            Insurance (Multi-Line) - 0.8%
   14,831   American International Group, Inc.          $   1,461,780
                                                        -------------


52    The accompanying notes are an integral part of these financial statements.

Pioneer Equity-Income VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

   Shares                                              Value
            Insurance (Property-Casualty) - 3.8%
   39,000   Chubb Corp.                           $   3,373,500
   35,000   Safeco Corp.                              1,150,625
   51,200   St. Paul Companies, Inc.                  2,780,800
                                                  -------------
                                                  $   7,304,925
                                                  -------------
            Investment Bank/Brokerage - 1.0%
   40,500   A. G. Edwards, Inc.                   $   1,921,219
                                                  -------------
            Investment Management - 4.1%
   81,200   Alliance Capital Management L.P.      $   4,110,750
   16,000   Eaton Vance Corp.                           516,000
   75,000   T. Rowe Price Associates, Inc.            3,169,922
                                                  -------------
                                                  $   7,796,672
                                                  -------------
            Total Financials                      $  34,841,551
                                                  -------------
            Health Care - 12.9%
            Health Care (Drugs/Major Pharms) - 7.2%
   41,900   Merck & Co., Inc.                     $   3,922,888
  170,400   Schering-Plough Corp.                     9,670,200
                                                  -------------
                                                  $  13,593,088
                                                  -------------
            Health Care (Medical Products/Supplies) - 0.7%
   37,000   Becton, Dickinson & Co.               $   1,281,125
                                                  -------------
            Health Care (Diversified) - 5.0%
   77,300   Abbott Laboratories                   $   3,744,219
   45,800   Bristol-Myers Squibb Co.                  3,386,338
   23,500   Johnson & Johnson                         2,468,969
                                                  -------------
                                                  $   9,599,526
                                                  -------------
            Total Health Care                     $  24,473,739
                                                  -------------
            Technology - 4.6%
            Communications Equipment - 0.6%
   60,000   Motorola Inc.                         $   1,215,000
                                                  -------------
            Computer (Hardware) - 2.2%
   74,200   Hewlett-Packard Co.                   $   2,341,938
   22,000   IBM Corp.                                 1,870,000
                                                  -------------
                                                  $   4,211,938
                                                  -------------
            Electronics (Semiconductors) - 1.0%
   20,000   Intel Corp.                           $     605,000
   25,000   Texas Instruments, Inc.                   1,184,375
                                                  -------------
                                                  $   1,789,375
                                                  -------------
            Photography/Imaging - 0.8%
   39,100   Eastman Kodak Co.                     $   1,539,563
                                                  -------------
            Total Technology                      $   8,755,876
                                                  -------------
            Transportation - 1.5%
            Airlines - 0.6%
   25,000   Delta Air Lines, Inc.                 $   1,254,688
                                                  -------------
            Railroads - 0.8%
   25,700   Burlington Northern, Inc.             $     727,631
   66,200   Norfolk Southern Corp.                      881,288
                                                  -------------
                                                  $   1,608,919
                                                  -------------
            Total Transportation                  $   2,863,607
                                                  -------------

   Shares                                             Value
            Utilities - 20.0%
            Electric Companies - 12.7%
   53,000   American Electric Power Co., Inc.     $   2,464,500
   73,000   Allegheny Energy, Inc.                    3,517,688
  136,000   Constellation Energy Group                6,128,500
   80,300   DPL, Inc.                                 2,664,956
   40,000   DQE, Inc.                                 1,310,000
   50,000   Duke Energy Corp.                         4,262,500
   62,000   Kansas City Power & Light Co.             1,701,125
   50,000   NSTAR                                     2,143,750
                                                  -------------
                                                  $  24,193,019
                                                  -------------
            Natural Gas - 6.4%
   14,000   Buckeye Partners, L.P.                $     404,250
   18,475   Kinder Morgan Energy Partners L.P.        1,040,373
   99,600   KeySpan Energy Corp.                      4,220,550
   15,000   Lakehead Pipe Line Partners, L.P.
              (Preferred Units)                         618,750
   49,200   NICOR, Inc.                               2,124,825
   94,600   Questar Corp.                             2,843,913
   33,200   Vectren Corp.                               850,750
                                                  -------------
                                                  $  12,103,411
                                                  -------------
            Power Producers (Independent) - 0.4%
   25,000   Consol Energy Inc.                    $     698,431
                                                  -------------
            Water Utilities - 0.5%
   32,000   American Water Works Co., Inc.        $     940,000
                                                  -------------
            Total Utilities                       $  37,934,861
                                                  -------------
            TOTAL COMMON STOCK - 96.7%
            (Cost $144,796,181)                   $ 183,601,534
                                                  -------------

Principal
   Amount
              TEMPORARY CASH INVESTMENT - 1.4%
              Commercial Paper - 1.4%
$2,613,000    American Express, 6.30%, 01/02/01        $  2,613,000
                                                       ------------
              TOTAL TEMPORARY CASH INVESTMENT - 1.4%
              (Cost $2,613,000)                        $  2,613,000
                                                       ------------
              TOTAL INVESTMENT IN SECURITIES AND
              TEMPORARY CASH INVESTMENT - 100%
              (Cost $150,671,531)                      $189,841,356
                                                       ------------


  The accompanying notes are an integral part of these financial statements.  53

Pioneer Balanced VCT Portfolio                  PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/00
--------------------------------------------------------------------------------

  Shares                                               Value
           COMMON STOCKS - 59.6%
           Basic Materials - 1.4%
           Aluminum - 0.7%
  11,944   Alcoa Inc.                               $   400,124
                                                    -----------
           Chemicals - 0.4%
   5,800   Rohm & Haas Co.                          $   210,612
                                                    -----------
           Paper & Forest Products - 0.3%
   4,100   Weyerhaeuser Co.                         $   208,075
                                                    -----------
           Total Basic Materials                    $   818,811
                                                    -----------
           Capital Goods - 4.1%
           Aerospace/Defense - 1.1%
   7,900   General Dynamics Corp.                   $   616,200
                                                    -----------
           Engineering & Construction - 0.5%
   6,900   Massey Energy Co.                        $    87,975
   6,900   Fluor Corp.                                  228,131
                                                    -----------
                                                    $   316,106
                                                    -----------
           Machinery (Diversified) - 0.7%
   9,600   Ingersoll-Rand Co.                       $   402,000
                                                    -----------
           Manufacturing (Diversified) - 1.8%
  11,100   Tyco International Ltd.                  $   616,050
   5,500   United Technologies Corp.                    432,437
                                                    -----------
                                                    $ 1,048,487
                                                    -----------
           Total Capital Goods                      $ 2,382,793
                                                    -----------
           Communication Services - 3.5%
           Telecommunications (Long Distance) - 0.6%
  21,200   AT&T Corp.                               $   367,025
                                                    -----------
           Telephone - 2.9%
  12,700   BellSouth Corp.                          $   519,906
  20,543   Qwest Communications                         842,263
   7,432   SBC Communications, Inc.                     354,878
                                                    -----------
                                                    $ 1,717,047
                                                    -----------
           Total Communication Services             $ 2,084,072
                                                    -----------
           Consumer Cyclicals - 5.3%
           Auto Parts & Equipment - 0.1%
   5,255   Visteon Corp.*                           $    60,432
                                                    -----------
           Automobiles - 2.8%
  69,600   Ford Motor Co.                           $ 1,631,250
                                                    -----------
           Homebuilding - 0.4%
   6,800   Centex Corp.                             $   255,425
                                                    -----------
           Publishing - 1.3%
  13,100   McGraw Hill Co., Inc.                    $   767,988
                                                    -----------
           Retail (General Merchandise) - 0.7%
  11,900   Sears Roebuck & Co.                      $   413,525
                                                    -----------
           Total Consumer Cyclicals                 $ 3,128,620
                                                    -----------
           Consumer Staples - 7.1%
           Distributors (Food & Health) - 2.4%
  12,700   SUPERVALU, Inc.                          $   176,212
  41,000   Sysco Corp.                                1,230,000
                                                    -----------
                                                    $ 1,406,212
                                                    -----------

  Shares                                               Value
           Entertainment - 0.6%
  11,300   The Walt Disney Co., Inc.                $   326,994
                                                    -----------
           Foods - 1.3%
   5,300   H.J. Heinz Co., Inc.                     $   251,419
   5,300   The Quaker Oats Co.                          516,088
                                                    -----------
                                                    $   767,507
                                                    -----------
           Household Products (Non-Durables) - 0.6%
   4,900   Kimberly Clark Corp.                     $   346,381
                                                    -----------
           Restaurants - 1.4%
  35,600   Darden Restaurants, Inc.                 $   814,350
                                                    -----------
           Specialty Printing - 0.8%
   8,600   Deluxe Corp.                             $   217,322
   9,700   R.R. Donnelley & Sons Co., Inc.              261,900
                                                    -----------
                                                    $   479,222
                                                    -----------
           Total Consumer Staples                   $ 4,140,666
                                                    -----------
           Energy - 4.9%
           Oil (International Integrated) - 4.1%
   4,600   Chevron Corp.                            $   388,412
   8,400   Exxon Mobil Corp.                            730,275
  15,600   Royal Dutch Petroleum Co.                    944,775
   5,500   Texaco Inc.                                  341,688
                                                    -----------
                                                    $ 2,405,150
                                                    -----------
           Oil & Gas (Refining & Marketing) - 0.8%
  12,700   Ashland, Inc.                            $   455,803
                                                    -----------
           Total Energy                             $ 2,860,953
                                                    -----------
           Financial - 11.1%
           Banks (Major Regional) - 0.6%
   8,600   Fleet Boston Financial Corp.             $   323,037
                                                    -----------
           Banks (Money Center) - 1.6%
  14,300   BankAmerica Corp.                        $   656,013
  10,700   First Union Corp.                            297,594
                                                    -----------
                                                    $   953,607
                                                    -----------
           Savings & Loan Companies - 1.1%
  13,000   Washington Mutual, Inc.                  $   689,813
                                                    -----------
           Financial (Diversified) - 3.4%
  11,100   American General Corp.                   $   904,650
   7,100   Federal National Mortgage Association        615,925
   2,700   J.P. Morgan Chase & Co.                      446,850
                                                    -----------
                                                    $ 1,967,425
                                                    -----------
           Insurance (Life/Health) - 1.7%
  14,814   Aegon NV (A.D.R.)                        $   613,855
   7,900   Lincoln National Corp.                       373,769
                                                    -----------
                                                    $   987,624
                                                    -----------
           Insurance (Multi-Line) - 2.1%
   9,300   Cigna Corp.                              $ 1,230,390
                                                    -----------
           Insurance (Property/Casualty) - 0.6%
  10,300   Safeco Corp.                             $   338,613
                                                    -----------
           Total Financial                          $ 6,490,509
                                                    -----------


54   The accompanying notes are an integral part of these financial statements.

Pioneer Balanced VCT Portfolio                  PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

  Shares                                               Value
           Healthcare - 8.8%
           Biotechnology - 1.4%
  13,299   Pharmacia Corp.                          $   811,239
                                                    -----------
           Healthcare (Diversified) - 1.0%
   6,000   Allergan Inc.                            $   580,875
                                                    -----------
           Healthcare (Drugs/Major Pharmaceuticals) - 0.8%
  10,150   Pfizer Inc.                              $   466,900
                                                    -----------
           Healthcare (Hospital Management) - 2.4%
  32,700   Columbia/HCA Healthcare Corp.            $ 1,439,127
                                                    -----------
           Healthcare (Managed Care) - 3.2%
  30,800   United Healthcare Corp.                  $ 1,890,350
                                                    -----------
           Total HealthCare                         $ 5,188,491
                                                    -----------
           Technology - 11.4%
           Communications Equipment - .7%
     558   Avaya Inc.                               $     5,754
   6,700   Lucent Technologies, Inc.                     90,450
  14,300   Motorola, Inc.                               289,575
                                                    -----------
                                                    $   385,779
                                                    -----------
           Computers (Hardware) - 2.9%
  15,500   Compaq Computer Corp.                    $   233,275
  24,400   Hewlett-Packard Co.                          770,125
   8,000   IBM Corp.                                    680,000
                                                    -----------
                                                    $ 1,683,400
                                                    -----------

  Shares                                               Value
           Computers (Peripherals) - 2.6%
  22,700   EMC Corp.*                               $ 1,509,550
                                                    -----------
           Electronics (Component Distribution) - 0.7%
  18,600   Avnet Inc.                               $   399,900
                                                    -----------
           Electronic (Instrumentation) - 0.4%
   4,796   Agilent Technologies Inc.*               $   262,581
                                                    -----------
           Electronics (Semiconductors) - 3.5%
  27,900   Intel Corp.                              $   843,975
  25,700   Texas Instruments, Inc.                    1,217,537
                                                    -----------
                                                    $ 2,061,512
                                                    -----------
           Equipment (Semiconductors) - 0.6%
   9,900   Teradyne Inc.*                           $   368,775
                                                    -----------
           Total Technology                         $ 6,671,497
                                                    -----------
           Transportation - 0.7%
           Airlines - 0.7%
  12,500   Southwest Airline Co.                    $   419,125
                                                    -----------
           Total Transportation                     $   419,125
                                                    -----------
           Utilities - 1.3%
           Electric Companies - 1.3%
   6,200   DTE Energy Co.                           $   241,413
  10,400   Public Service Enterprise Group, Inc.        505,700
                                                    -----------
           Total Utilities                          $   747,113
                                                    -----------
           TOTAL COMMON STOCKS
           (Cost $30,976,794)                       $34,932,650
                                                    -----------

              S&P/Moody's
Principal     Ratings
   Amount     (unaudited)                                                             Value
                             DEBT OBLIGATIONS - 40.4%
                             Convertible Corporate Bonds - 0.5%
                             Oil & Gas (Production/Exploration)
 $  300,000    BB-/B2        Pogo Producing Co., 5.5%, 6/15/06                     $   288,951
                                                                                   -----------
                             TOTAL CONVERTIBLE CORPORATE BONDS                     $   288,951
                                                                                   -----------
                             CORPORATE BONDS - 18.5%
                             Basic Materials - 0.9%
    250,000    B+/B2         Huntsman ICI Chemicals LLC, 10.125%, 7/1/09 (144A)    $   240,000
    150,000    BB/Ba3        Lyondell Chemical Co., 9.875%, 5/1/07 (144A)              145,500
    135,000    BBB/A3        Phelps Dodge Corp., 7.75%, 1/1/02                         136,041
                                                                                   -----------
                             Total Basic Materials                                 $   521,541
                                                                                   -----------
                             Capital Goods - 1.6%
    125,000    BB/Ba3        Azurix Corp., 10.75%, 2/15/10, (144A)                 $   121,250
    150,000    BBB-/Baa3     Lockheed Martin Corp., 6.85%, 5/15/01                     150,013
    240,000    B+/B2         Metromedia Fiber Network, Inc., 10.0%, 11/15/08           204,000
    500,000    BBB/Ba1       Waste Management, Inc., 6.625%, 7/15/02                   492,975
                                                                                   -----------
                             Total Capital Goods                                   $   968,238
                                                                                   -----------
                             Communications Services - 1.0%
    500,000    BBB/Baa2      Comcast Cable Communications Inc., 6.2%, 11/15/08     $   475,155
    150,000    B/B3          Crown Castle International Inc., 9.0%, 5/15/11            144,000
                                                                                   -----------
                             Total Communications Services                         $   619,155
                                                                                   -----------
                             Consumer Cyclicals - 1.1%
  1,000,000    BBB-/Baa3     ShopKo Stores, Inc., 6.5%, 8/15/03                    $   620,000
                                                                                   -----------
                             Total Consumer Cyclicals                              $   620,000
                                                                                   -----------

  The accompanying notes are an integral part of these financial statements.  55

Pioneer Balanced VCT Portfolio                  PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/00                                     (continued)
--------------------------------------------------------------------------------

              S&P/Moody's
Principal     Ratings
   Amount     (unaudited)                                                                    Value
                             Consumer Staples - 1.9%
 $  500,000    BBB-/Baa2     British Sky Broadcasting, 8.2%, 7/15/09 (144A)               $   471,935
    225,000    B+/B2         Charter Communications Holdings LLC, 8.25%, 4/1/07 (144A)        205,875
    250,000    B-/B3         Premier Parks Inc., 9.75%, 6/15/07                               241,250
    200,000    B/B2          Wesco Distribution, 9.125%, 6/1/08                               176,000
                                                                                          -----------
                             Total Consumer Staples                                       $ 1,095,060
                                                                                          -----------
                             Energy - 1.6%
    185,000    BB/Ba2        EOTT Energy Partners LP., 11.0%, 10/1/09                     $   191,475
    500,000    BB-/Ba2       Gulf Canada Resources Ltd., 9.625%, 7/1/05                       526,090
    240,000    BB+/Ba1       Santa Fe Snyder Corp., 8.05%, 6/15/04                            250,769
                                                                                          -----------
                             Total Energy                                                 $   968,334
                                                                                          -----------
                             Financial - 6.7%
    250,000    BB+/Baa3      Capital One Financial Corp., 7.125%, 8/1/08                  $   223,850
    250,000    BBB-/Baa3     Colonial Realty, L.P., 7.0%, 7/14/07                             238,542
    425,000    A+/A1         Ford Motor Credit Corp., 9.14%, 12/30/14                         457,177
    300,000    A/A2          Hartford Financial Services Group, Inc., 6.375%, 11/1/02         299,883
    200,000    BBB/Baa3      Mack-Cali Realty Corp., 7.25%, 3/15/09                           195,616
    220,000    AA-/Aa3       Merrill Lynch & Co., Inc., 6.375%, 9/8/06                        215,732
    500,000    A+/A1         St. Paul Companies, Inc., 6.38%, 12/15/08                        481,265
    500,000    BBB/Baa2      Spieker Properties, Inc., 6.875%, 2/1/05                         497,020
    500,000    A/A2          SunTrust Banks Inc., 6.0%, 2/15/26                               483,450
    500,000    BBB+/A3       Washington Mutual Capital Inc., 7.25%, 8/15/05                   508,050
    300,000    AA-/A2        Western National Corp., 7.125%, 2/15/04                          304,644
                                                                                          -----------
                             Total Financial                                              $ 3,905,229
                                                                                          -----------
                             Healthcare - 0.6%
    350,000    BBB-/Ba1      Beckman Instruments, Inc., 7.05%, 6/1/26                     $   344,725
                                                                                          -----------
                             Total Healthcare                                             $   344,725
                                                                                          -----------
                             Technology - 0.3%
    175,000    BBB+/Baa1     Sun Microsystems, 7.65%, 8/15/09                             $   179,839
                                                                                          -----------
                             Total Technology                                             $   179,839
                                                                                          -----------
                             Transportation - 0.3%
    200,000    BB/Ba2        Northwest Airlines, 8.52%, 4/7/04                            $   192,712
                                                                                          -----------
                             Total Transportation                                         $   192,712
                                                                                          -----------
                             Utilities - 2.5%
    300,000    BB/Ba3        CMS Energy Corp., 7.5%, 1/15/09                              $   274,458
    350,000    BBB-/Baa3     Great Lakes Power, 8.3%, 3/1/05                                  360,245
    175,000    BBB/Baa2      NiSource Finance Corp. 7.875%, 11/15/10 (144A)                   184,713
    650,000    A/A2          Virginia Electric & Power, 6.75%, 2/1/07                         641,654
                                                                                          -----------
                             Total Utilities                                              $ 1,461,070
                                                                                          -----------
                             TOTAL CORPORATE BONDS                                        $10,875,903
                                                                                          -----------
                             U.S. GOVERNMENT OBLIGATIONS - 9.0%
  1,600,000                  U.S. Treasury Bonds, 8.125%, 8/15/19                         $ 2,069,920
  2,575,000                  U.S. Treasury Notes, 5.625%, 5/15/08                           2,645,066
    500,000                  U.S. Treasury Notes, 6.125% 11/15/27                             538,135
                                                                                          -----------
                             TOTAL U.S. GOVERNMENT OBLIGATIONS                            $ 5,253,121
                                                                                          -----------


56    The accompanying notes are an integral part of these financial statements.

Pioneer Balanced VCT Portfolio                  PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Principal
   Amount                                                                                                Value
                   U.S. GOVERNMENT AGENCY OBLIGATIONS - 12.4%
 $  452,909        Government National Mortgage Association, 6.5%, 10/15/28                           $   448,217
  1,239,076        Government National Mortgage Association, 7.0%, 12/15/28                             1,244,429
    962,788        Government National Mortgage Association, 7.0%, 7/15/29                                966,947
    859,478        Government National Mortgage Association II, 7.0%, 2/20/29                             860,243
    540,224        Government National Mortgage Association II, 7.5%, 7/15/29                             549,144
    451,001        Government National Mortgage Association II, 7.5%, 8/20/29                             456,476
    415,688        Government National Mortgage Association II, 7.5%, 9/20/29                             420,734
    894,762        Government National Mortgage Association II, 8.0%, 4/15/30                             917,042
    392,536        Government National Mortgage Association, REMIC Series 1998-24A, 6.5%, 11/20/24        398,640
  1,000,000        Government National Mortgage Association, REMIC Series 1998-13B, 6.5%, 12/20/25        985,780
                                                                                                      -----------
                   TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS                                           $ 7,247,652
                                                                                                      -----------
                   TOTAL DEBT OBLIGATIONS
                   (Cost $23,891,577)                                                                 $23,665,627
                                                                                                      -----------
                   TOTAL INVESTMENT IN SECURITIES
                   (Cost $54,868,371)                                                                 $58,598,277
                                                                                                      -----------

*    Non-income producing security.
144A Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At December 31, 2000, the value of these securities amounted to $1,369.273 or 2.3% of total net assets.


  The accompanying notes are an integral part of these financial statements.  57

Pioneer High Yield VCT Portfolio                PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/00
--------------------------------------------------------------------------------

                S&P/Moody's
                Ratings
     Shares     (unaudited)                                                  Value
                              CONVERTIBLE PREFERRED STOCK - 4.8%
                              Financial - 3.6%
                              Consumer Finance - 3.6%
     10,000     B/B1          Nuevo Financing, 5.75%, 12/15/26            $  265,000
                                                                          ----------
                              Total Financial                             $  265,000
                                                                          ----------
                              Utilities - 1.2%
                              Natural Gas - 1.2%
      7,000     BBB-/Baa1     Semco Energy Inc., 11%, 8/16/03             $   89,250
                                                                          ----------
                              Total Utilities                             $   89,250
                                                                          ----------
                              TOTAL CONVERTIBLE PREFERRED STOCK
                              (Cost $346,125)                             $  354,250
                                                                          ----------
Principal
   Amount
                              CONVERTIBLE CORPORATE BONDS - 56.4%
                              Basic Materials - 4.6%
                              Metals Mining - 4.6%
  $ 372,000     BBB-/Baa3     Inco Ltd., 7.75%, 3/15/16                   $  342,240
                                                                          ----------
                              Total Basic Materials                       $  342,240
                                                                          ----------
                              Consumer Cyclicals - 8.2%
                              Auto Parts & Equipment - 4.4%
    100,000     B/B2          MascoTech Inc., 4.5%, 12/15/03              $   58,750
    380,000     BB-/B2        Tower Automotive Inc., 5.0%, 8/1/04            265,905
                                                                          ----------
                                                                          $  324,655
                                                                          ----------
                              Lodging-Hotels - 2.0%
    175,000     BB+/Ba2       Hilton Hotels, 5.0%, 5/15/06                $  148,750
                                                                          ----------
                              Services (Advertising/Marketing) - 1.8%
    175,000     B-/B2         Getty Images Inc., 5.0%, 3/15/07 (144A)     $  131,278
                                                                          ----------
                              Total Consumer Cyclicals                    $  604,683
                                                                          ----------
                              Energy - 8.7%
                              Oil & Gas (Drilling & Equipment) - 2.8%
    100,000     NR/B3         Key Energy Group, 5.0%, 9/15/04             $   83,797
    150,000     B-/B3         Parker Drilling Co., 5.0%, 8/1/04              128,250
                                                                          ----------
                                                                          $  212,047
                                                                          ----------
                              Oil & Gas (Production/Exploration) - 5.9%
    450,000     BB-/B2        Pogo Producing Co., 5.5%, 6/15/06           $  433,426
                                                                          ----------
                              Total Energy                                $  645,473
                                                                          ----------
                              Financial - 1.9%
                              Real Estate - 1.9%
    130,000     BBB+/Baa1     EOP Operating LP, 7.25%, 11/15/08 (144A)    $  136,380
                                                                          ----------
                              Total Financial                             $  136,380
                                                                          ----------
                              Technology - 33.0%
                              Communications Equipment - 3.3%
     70,000     B/NR          American Tower Corp., 5.0%, 2/15/10         $   64,178
    250,000     BB+/Baa3      Commscope Inc., 4.0%, 12/15/06                 182,645
                                                                          ----------
                                                                          $  246,823
                                                                          ----------


58    The accompanying notes are an integral part of these financial statements.

Pioneer High Yield VCT Portfolio                PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                S&P/Moody's
Principal       Ratings
   Amount       (unaudited)                                                           Value
                              Computers (Networking) - 3.3%
 $  100,000     B-/B3         At Home Corp., 4.75%, 2/15/06 (144A)                 $   49,120
    295,000     BB+/Baa3      At Home Corp., 4.75%, 12/15/06                          144,904
    250,000     CCC/Caa       Digital Island Inc., 6.0%, 2/15/05                       48,093
                                                                                   ----------
                                                                                   $  242,117
                                                                                   ----------
                              Computers (Peripherals) - 3.5%
    330,000     B+/B2         Quantum Corp., 7.0%, 8/1/04                          $  260,908
                                                                                   ----------
                              Computers (Software & Services) - 5.7%
    100,000     B-/B2         Aspen Techonology, 5.25%, 6/15/05                    $   84,562
    150,000     NR/NR         Critical Path Inc., 5.75%, 4/1/05, (144A)               102,384
     50,000     NR/NR         Critical Path Inc., 5.75%, 4/1/05                        34,128
    300,000     NR/NR         Radisys Corp., 5.5%, 8/15/07, (144A)                    197,490
                                                                                   ----------
                                                                                   $  418,564
                                                                                   ----------
                              Electronics (Component Distributors) - 4.4%
    425,000     NR/B1         Adaptec Inc., 4.75%, 2/1/04                          $  324,407
                                                                                   ----------
                              Electronics (Semiconductors) - 9.3%
    500,000     B/NR          Conexant Systems Inc., 4.0%, 2/1/07                  $  268,535
    100,000     NR/NR         Cypress Semiconductor, 3.75%, 7/1/05                     70,372
    430,000     B-/B2         General Semiconductor Inc., 5.75%, 12/15/06             274,417
    100,000     B/B1          LSI Logic, 4.0%, 2/15/05                                 71,569
                                                                                   ----------
                                                                                   $  684,893
                                                                                   ----------
                              Equipment (Semiconductor) - 3.5%
    325,000     NR/NR         Advanced Energy Industries, Inc., 5.25%, 11/15/06    $  260,241
                                                                                   ----------
                              Total Technology                                     $2,437,953
                                                                                   ----------
                              TOTAL CONVERTIBLE CORPORATE BONDS
                              (Cost $4,610,478)                                    $4,166,729
                                                                                   ----------
                              CORPORATE BONDS - 38.8%
                              Capital Goods - 8.6%
                              Electrical Equipment - 4.8%
    400,000     B/B2          Advanced Lighting Technologies, 8.0%, 3/15/08        $  252,000
    100,000     B+/B1         Hadco Corp., 9.5%, 6/15/08                              100,000
                                                                                   ----------
                                                                                   $  352,000
                                                                                   ----------
                              Waste Management - 3.8%
    290,000     BB/Ba3        Azurix Corp., 10.75%, 2/15/10                        $  281,300
                                                                                   ----------
                              Total Capital Goods                                  $  633,300
                                                                                   ----------
                              Communication Services - 4.2%
                              Telecommunications (Long Distance) - 4.2%
    400,000     NR/NR         SBA Communications Corp., 12.0%, 3/1/08              $  308,000
                                                                                   ----------
                              Total Communication Services                         $  308,000
                                                                                   ----------
                              Consumer Cyclicals - 5.3%
                              Auto Parts & Equipment - 1.3%
    100,000     BB+/Ba1       Lear Corp., 7.96%, 5/15/05                           $   94,466
                                                                                   ----------
                              Building Materials - 4.0%
    225,000     B/B2          NCI Building Systems Inc., 9.25%, 5/1/09             $  204,750
    100,000     B+/B1         Nortek Inc., 9.125%, 9/1/07                              90,500
                                                                                   ----------
                                                                                   $  295,250
                                                                                   ----------
                              Total Consumer Cyclicals                             $  389,716
                                                                                   ----------

  The accompanying notes are an integral part of these financial statements.  59

Pioneer High Yield VCT Portfolio                PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/00                                     (continued)
--------------------------------------------------------------------------------

                S&P/Moody's
Principal       Ratings
   Amount       (unaudited)                                                             Value
                              Consumer Staples - 7.4%
                              Distributors (Food & Health) - 7.4%
$  300,000      B-/B3         Fisher Scientific International, 9.0%, 2/1/08          $  274,500
   310,000      B/B2          Wesco Distribution Inc., 9.125%, 6/1/08                   272,800
                                                                                     ----------
                              Total Consumer Staples                                 $  547,300
                                                                                     ----------
                              Energy - 2.0%
                              Oil & Gas (Production/Exploration) - 2.0%
   145,000      BB/Ba2        Eott Energy Partners LP, 11.0%, 10/1/09                $  150,075
                                                                                     ----------
                              Total Energy                                           $  150,075
                                                                                     ----------
                              Financial - 4.8%
                              Financial (Diversified) - 1.6%
   135,000      BB-/Ba3       Forest City Enterprises, 8.5%, 3/15/08                 $  123,525
                                                                                     ----------
                              Real Estate - 3.2%
   275,000      B-/B3         BF Saul Real Estate Investment Trust, 9.75%, 4/1/08    $  233,750
                                                                                     ----------
                              Total Financial                                        $  357,275
                                                                                     ----------
                              Health Care - 1.4%
                              Health Care (Medical Products/Supplies) - 1.4%
   100,000      B/B2          Bio-Rad Labs, 11.625%, 2/15/07                         $  103,000
                                                                                     ----------
                              Total Health Care                                      $  103,000
                                                                                     ----------
                              Technology - 5.1%
                              Communications Equipment - 1.3%
   100,000      B+/B2         L-3 Communications Holding Corp., 8.5%, 5/15/08        $   94,750
                                                                                     ----------
                              Electronics (Semiconductors) - 3.8%
   300,000      B/B2          Fairchild Semiconductor, 10.375%, 10/1/07              $  279,000
                                                                                     ----------
                              Total Technology                                       $  373,750
                                                                                     ----------
                              TOTAL CORPORATE BONDS
                              (Cost $2,927,128)                                      $2,862,416
                                                                                     ----------
                              TOTAL INVESTMENT IN SECURITIES
                              (Cost $7,883,731)                                      $7,383,395
                                                                                     ----------

144A Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At December 31, 2000, the value of these securities amounted to $616,652 or 9.0% of total net assets.


60   The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/00
--------------------------------------------------------------------------------

Principal           S&P/Moody's
   Amount           Ratings
   USD($)           (unaudited)                                                           Value
                                  CONVERTIBLE CORPORATE BONDS - 14.6%
        45,000      NR/B1         Adaptec Inc., 4.75%, 2/1/04                          $   34,349
        25,000      NR/NR         Advanced Energy Industries, Inc., 5.25%, 11/15/06        20,018
        20,000      BB+/Baa3      Commscope Inc., 4.0%, 12/15/06                           14,612
        50,000      B/NR          Conexant Systems Inc., 4.0%, 2/1/07                      26,853
        55,000      NR/NR         Critical Path Inc., 5.75%, 4/1/05 (144A)                 37,541
        25,000      CCC+/NR       Efficient Networks, Inc., 5.0%, 3/15/05                  12,560
        30,000      BBB+/Baa1     EOP Operating LP, 7.25%, 11/15/08 (144A)                 31,472
        25,000      B-/B2         General Semiconductor, 5.75%, 12/15/06                   15,954
        20,000      B-/B2         Getty Images Inc., 5.0%, 3/15/07                         15,003
        20,000      BB+/Ba2       Hilton Hotels, 5.0%, 5/15/06                             17,000
        50,000      NR/B3         Key Energy Group, 5.0%, 9/15/04                          41,898
        30,000      B/B1          LSI Logic, 4.0%, 2/15/05                                 21,471
        45,000      B/B2          Mascotech, Inc., 4.5%, 12/15/03                          26,438
        40,000      BB-/B2        Pogo Producing Co., 5.5%, 6/15/06                        38,527
        53,000      B+/B2         Quantum Corp., 7.0%, 8/1/04                              41,903
        15,000      NR/NR         Radisys Corp., 5.5%, 8/15/07                              9,875
        10,000      BBB/Baa3      Thermo Electron Corp., 4.25%, 1/1/03 (144A)*              9,859
        50,000      BB-/B2        Tower Automotive Inc., 5.0%, 8/1/04                      34,988
        20,000      BB/NR         TVX Gold Inc., 5.0%, 3/28/02                             15,750
                                                                                       ----------
                                  TOTAL CONVERTIBLE CORPORATE BONDS
                                  (Cost $506,578)                                      $  466,071
                                                                                       ----------
                                  ASSET BACKED SECURITIES - 3.6%
DKK    197,000      AA-/Aa3       Nykredit, 6.0%, 10/1/29                              $   23,773
DKK    583,000      AA-/Aa3       Nykredit, 8.0%, 10/1/32                                  74,318
DDK    125,000      AA-/Aa3       RealKredit Danmark, 7.0%, 10/1/32                        15,541
                                                                                       ----------
                                  TOTAL ASSET BACKED SECURITIES
                                  (Cost $114,399)                                      $  113,632
                                                                                       ----------
                                  CORPORATE BONDS - 49.9%
                                  Basic Materials - 1.5%
                                  Chemicals - 0.8%
        25,000      BB/Ba3        Lyondell Petrochemical Co., 9.875%, 5/1/07           $   24,250
                                                                                       ----------
                                  Chemicals (Diversified) - 0.4%
EURO    15,000      B+/B2         Huntsman ICI Chemicals LLC, 10.125%, 7/1/09          $   14,367
                                                                                       ----------
                                  Paper & Forest Products - 0.3%
        25,000      CCC+/B3       APP China Group, 14.0%, 3/15/10                      $    9,250
                                                                                       ----------
                                  Total Basic Materials                                $   47,867
                                                                                       ----------
                                  Capital Goods - 5.7%
                                  Electrical Equipment - 2.1%
        50,000      B/B2          Advanced Lighting Technologies, 8.0%, 3/15/08        $   31,500
        35,000      B+/B1         Hadco Corp., 9.5%, 6/15/08                               35,000
                                                                                       ----------
                                                                                       $   66,500
                                                                                       ----------
                                  Engineering & Construction - 0.9%
        35,000      B+/B2         Metromedia Fiber Network, Inc., 10.0%, 11/15/08      $   29,750
                                                                                       ----------
                                  Machinery (Diversified) - 1.0%
        30,000      A+/A2         Deere & Co., 7.85%, 5/15/10                          $   32,213
                                                                                       ----------
                                  Waste Management - 1.7%
        55,000      BB/Ba3        Azurix Corp., 10.75%, 2/15/10                        $   53,350
                                                                                       ----------
                                  Total Capital Goods                                  $  181,813
                                                                                       ----------


  The accompanying notes are an integral part of these financial statements.  61

Pioneer Strategic Income VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/00                                     (continued)
--------------------------------------------------------------------------------

Principal           S&P/Moody's
   Amount           Ratings
   USD($)           (unaudited)                                                              Value
                                  Communication Services - 5.0%
                                  Cellular/Wireless Communications - 1.3%
           35,000   B/B3          Crown Castle International Corp., 9.0%, 5/15/11         $   33,600
           10,000   B/B2          NEXTLINK Communications, Inc., 10.75%, 6/1/09                8,250
                                                                                          ----------
                                                                                          $   41,850
                                                                                          ----------
                                  Telecommunications (Long Distance) - 1.9%
EURO       24,000   BB/Ba1        KPNQwest NV, 7.125%, 6/1/09                             $   19,719
           55,000   NR/NR         SBA Communications System, 12.0%, 3/1/08*                   42,350
                                                                                          ----------
                                                                                          $   62,069
                                                                                          ----------
                                  Telephone - 1.8%
           35,000   B+/B1         McLeodUSA Inc., 9.25%, 7/15/07                          $   32,025
           35,000   B+/B2         Williams Communication Group, Inc., 10.875%, 10/1/09        25,900
                                                                                          ----------
                                                                                          $   57,925
                                                                                          ----------
                                  Total Communication Services                            $  161,844
                                                                                          ----------
                                  Consumer Cyclicals - 6.8%
                                  Auto Parts & Equipment - 0.9%
           30,000   Ba1/BB+       Lear Corp., 7.96%, 5/15/05                              $   28,340
                                                                                          ----------
                                  Building Materials - 2.0%
           35,000   B/B2          NCI Building Systems, Inc., 9.25%, 5/1/09               $   31,850
           35,000   B+/B1         Nortek Inc., 9.125%, 9/1/07                                 31,675
                                                                                          ----------
                                                                                          $   63,525
                                                                                          ----------
                                  Hardware & Tools - 0.4%
           15,000   B+/B2         Scott's Corp., 8.625%, 1/15/09 (144A)                   $   14,250
                                                                                          ----------
                                  Homebuilding - 1.0%
           35,000   BB+/Ba2       Toll Corp., 8.125%, 2/1/09                              $   33,250
                                                                                          ----------
                                  Publishing (Newspapers) - 0.7%
           25,000   BBB/Baa2      Harcourt General Inc., 7.3%, 8/1/97                     $   20,893
                                                                                          ----------
                                  Retail (Specialty) - 0.9%
           30,000   B+/B1         Grupo Elektra SA, 12.0%, 4/1/08 (144A)                  $   27,150
                                                                                          ----------
                                  Textiles (Apparel) - 0.9%
           30,000   BBB-/Baa2     Jones Apparel Group, Inc., 7.875%, 6/15/06              $   28,376
                                                                                          ----------
                                  Total Consumer Cyclicals                                $  215,784
                                                                                          ----------
                                  Consumer Staples - 5.6%
                                  Broadcasting (Cable/Television/Radio) - 1.0%
           35,000   B+/B2         Charter Communications Holdings LLC, 8.25%, 4/1/07      $   32,025
                                                                                          ----------
                                  Distributors (Food & Health) - 2.7%
           50,000   B-/B3         Fisher Scientific International Inc., 9.0%, 2/1/08      $   45,750
           45,000   B/B2          Wesco Distribution Inc., 9.125%, 6/1/08                     39,600
                                                                                          ----------
                                                                                          $   85,350
                                                                                          ----------
                                  Entertainment - 0.7%
           25,000   B-/B3         Premier Parks, Inc., 9.75%, 6/15/07                     $   24,125
                                                                                          ----------
                                  Household Products (Non-Durables) - 1.2%
           40,000   B/B2          Playtex Family Products, Inc., 9.0%, 12/15/03           $   38,200
                                                                                          ----------
                                  Total Consumer Staples                                  $  179,700
                                                                                          ----------


62    The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Principal           S&P/Moody's
   Amount           Ratings
   USD($)           (unaudited)                                                             Value
                                  Energy - 6.4%
                                  Oil & Gas (Drilling & Equipment) - 1.7%
        25,000      BB/Ba3        Grant Prideco, Inc., 9.625%, 12/1/07 (144A)            $   25,813
        30,000      B+/B1         Parker Drilling Co., 9.75%, 11/15/06                       30,225
                                                                                         ----------
                                                                                         $   56,038
                                                                                         ----------
                                  Oil & Gas (Production & Exploration) - 4.7%
        40,000      BB/Ba2        EOTT Energy Partners L.P., 11.0%, 10/1/09              $   41,400
        25,000      BB+/Ba1       Gulf Canada Resources Ltd., 9.625%, 7/1/05                 26,304
        25,000      B+/B2         HS Resources Inc., 9.25%, 11/15/06                         25,125
        35,000      B+/B1         Nuevo Energy Co., 9.5%, 6/1/08                             35,175
        20,000      BBB+/Baa1     Pemex Finance Ltd., 9.69%, 8/15/09                         21,568
                                                                                         ----------
                                                                                         $  149,572
                                                                                         ----------
                                  Total Energy                                           $  205,610
                                                                                         ----------
                                  Financial - 8.5%
                                  Banks (Major Regional) - 1.2%
EURO    20,000   A/A1             Bank of Ireland, 6.45%, 2/10/10                        $   19,011
EURO    20,000   A-/A1            HSBC Capital Funding, 8.03%, 12/29/49                      19,473
                                                                                         ----------
                                                                                         $   38,484
                                                                                         ----------
                                  Banks (Money Center) - 0.9%
        15,000   A/A1             Dresdner Funding Trust, 8.151%, 6/30/31 (144A)         $   13,593
        15,000   NR/A3            Skandinaviska Enskilda Bank, 8.125%, 9/6/49 (144A)         14,951
                                                                                         ----------
                                                                                         $   28,544
                                                                                         ----------
                                  Banks (Regional) - 1.5%
EURO    50,000   AAA/Aaa          KFW International Finance, Floating Rate, 8/1/05       $   47,044
                                                                                         ----------
                                  Consumer Finance - 1.0%
        35,000   A/A2             Ford Motor Credit Co., 5.8%, 1/12/09                   $   31,692
                                                                                         ----------
                                  Financial (Diversified) - 3.9%
        45,000   B-/B3            BF Saul Real Estate Investment Trust, 9.75%, 4/1/08    $   38,250
        15,000   BBB-/Baa3        Colonial Realty LP, 7.0%, 7/14/07                          14,312
        46,000   BB-/Ba3          Forest City Enterprises, 8.5%, 3/15/08                     42,090
        30,000   BBB/Baa3         Mack-Cali Realty Corp., 7.25%, 3/15/09                     29,342
                                                                                         ----------
                                                                                         $  123,994
                                                                                         ----------
                                  Total Financial                                        $  269,758
                                                                                         ----------
                                  Healthcare - 3.9%
                                  Healthcare (Diversified) - 0.4%
        11,000   B+/B3            King Pharmaceutical Inc., 10.75%, 2/15/09              $   11,605
                                                                                         ----------
                                  Healthcare (Hospital Management) - 1.1%
        35,000   BB+/Ba2          Columbia/HCA Healthcare Corp., 7.25%, 5/20/08          $   33,625
                                                                                         ----------
                                  Healthcare (Medical Products/Supplies) - 2.4%
        40,000   BB+/Ba1          Beckman Instruments, Inc., 7.05%, 06/1/26              $   39,397
        35,000   B/B2             Bio-Rad Laboratories, Inc., 11.625%, 2/15/07               36,050
                                                                                         ----------
                                                                                         $   75,447
                                                                                         ----------
                                  Total Healthcare                                       $  120,677
                                                                                         ----------
                                  Technology - 4.4%
                                  Communication (Equipment) - 1.3%
        45,000   B+/B2            L-3 Communication Holdings Corp. 8.5%, 5/15/08         $   42,638
                                                                                         ----------
                                  Computer (Hardware) - 1.1%
        35,000   BBB+/Baa1        Sun Microsystems Inc., 7.65%, 8/15/09                  $   35,968
                                                                                         ----------


  The accompanying notes are an integral part of these financial statements.  63

Pioneer Strategic Income VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/00                                     (continued)
--------------------------------------------------------------------------------

Principal           S&P/Moody's
   Amount           Ratings
   USD($)           (unaudited)                                                                        Value
                                  Electronics (Semiconductor) - 1.2%
           40,000   B/B2          Fairchild Semiconductor, 10.375%, 10/1/07                         $   37,200
                                                                                                    ----------
                                  Services (Computer Systems) - 0.8%
           25,000   A/A2          Computer Science Corp., 7.5%, 8/5/05                              $   25,813
                                                                                                    ----------
                                  Total Technology                                                  $  141,619
                                                                                                    ----------
                                  Transportation - 0.8%
                                  Airlines - 0.8%
           25,000   BB/Ba2        Northwest Airlines Inc., 8.52%, 4/7/04                            $   24,089
                                                                                                    ----------
                                  Total Transportation                                              $   24,089
                                                                                                    ----------
                                  Utilities - 1.3%
                                  Electric Companies - 0.8%
           25,000   BBB-/Baa3     Great Lakes Power Inc., 8.3%, 3/1/05                              $   25,732
                                                                                                    ----------
                                  Power Producers (Independent) - 0.5%
           23,000   BB-/Ba3       AES China Generating Co., 10.125%, 12/15/06                       $   16,790
                                                                                                    ----------
                                  Total Utilities                                                   $   42,522
                                                                                                    ----------
                                  TOTAL CORPORATE BONDS
                                  (Cost $1,616,078)                                                 $1,591,283
                                                                                                    ----------
                                  U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 17.7%
           47,591                 Federal National Mortgage Association, 7.0%, 9/1/29               $   47,630
           48,981                 Federal National Mortgage Association, 7.5%, 8/1/15 to 06/1/30        49,819
           41,543                 Government National Mortgage Association, 7.75%, 10/15/26             42,442
           54,570                 Government National Mortgage Association, 7.5%, 11/15/29              55,471
           38,449                 Government National Mortgage Association, 8.0%, 1/15/30               39,406
           42,103                 Government National Mortgage Association, 7.5%, 2/15/30               42,798
           34,997                 Government National Mortgage Association, 7.0%, 12/15/30              35,148
           74,257                 Government National Mortgage Association II, 7.0%, 6/20/30            74,300
           50,000                 U.S. Treasury Bond, 7.875%, 2/15/21                                   63,679
           59,000                 U.S. Treasury Notes, 5.625%, 5/15/08                                  60,605
           50,000                 U.S. Treasury Notes, 5.75%, 8/15/10                                   52,399
                                                                                                    ----------
                                  TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS
                                  (Cost $543,267)                                                   $  563,697
                                                                                                    ----------
                                  FOREIGN GOVERNMENT BONDS - 12.8%
EURO       30,000   NR/Aaa        Deutschland Bundes, 5.25%, 7/4/10                                 $   29,007
EURO      170,000   AAA/Aaa       Government of France, 3.0%, 7/25/09                                  158,507
           40,000   BB-/B1        Republic of Argentina, 9.75%, 9/19/27                                 32,200
          115,000   B+/B1         Republic of Brazil, 14.5%, 10/15/09                                  126,902
           25,000   BBB-/Baa3     Republic of Trinidad & Tobago, 9.75%, 7/1/20 (144A)                   26,227
           40,000   B/B1          Republic of Turkey, 11.875%, 1/15/30                                  35,300
                                                                                                    ----------
                                  TOTAL FOREIGN GOVERNMENT BONDS
                                  (Cost $396,245)                                                   $  408,143
                                                                                                    ----------
                                  SUPRANATIONAL BONDS - 1.4%
NZD       100,000   AAA/Aaa       International Finance Corp., 6.75%, 7/15/09                       $   44,357
                                                                                                    ----------
                                  TOTAL SUPRANATIONAL BONDS
                                  (Cost $47,420)                                                    $   44,357
                                                                                                    ----------
                                  WARRANTS - 0.0%
               25                 Asia Pulp & Paper, 3/15/05 (144A)*                                $        -
                                                                                                    ----------
                                  TOTAL INVESTMENT IN SECURITIES - 100.0%
                                  (Cost $3,223,987)                                                 $3,187,183
                                                                                                    ----------


64    The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

*     Non-income producing security

144A Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At December 31, 2000, the value of these securities amounted to $200,856 or 6.15% of total net assets.

Note: Principal amounts are denominated in U.S. dollars unless otherwise denoted.

DKK Danish Kroner

EURO Euro Dollar

NZD New Zealand Dollar


   The accompanying notes are an integral part of these financial statements. 65

Pioneer Swiss Franc Bond VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/00
--------------------------------------------------------------------------------

                    S&P/Moody's
Principal           Ratings
   Amount           (unaudited)                                                                        Value
                                  DEBT OBLIGATIONS - 100.0%
                                  Austria - 1.9%
CHF     1,000,000   NA/NA         Autobahn Schnell AG, 3.0%, 11/12/01                              $   614,936
                                                                                                   -----------
                                  Canada - 15.9%
        3,000,000   AA-/Aa3       GMAC Canada Ltd., 3.75%, 1/16/01                                 $ 1,850,916
        2,000,000   NA/NA         Montreal Urban Community, 5.25%, 6/9/03                            1,282,003
        2,000,000   AA-/Aa3       Province of Ontario, 6.25%, 1/27/03                                1,304,214
        1,200,000   A+/A2         Quebec Province, 3.5%, 9/17/08                                       722,562
                                                                                                   -----------
                                                                                                   $ 5,159,695
                                                                                                   -----------
                                  Denmark - 7.6%
          600,000   NA/Aa1        Great Belt AS, 4.25%, 9/24/04                                    $   382,010
        1,340,000   AA+/Aa1       Kingdom of Denmark, 0%, 2/17/02                                      798,180
        2,000,000   NA/NA         Oresundsfoerbindelsen, 4.375%, 12/1/03                             1,270,282
                                                                                                   -----------
                                                                                                   $ 2,450,472
                                                                                                   -----------
                                  France - 13.5%
        1,800,000   AAA/Aaa       Caisse National d'Autoroutes, 3.375%, 2/27/08                    $ 1,091,616
          800,000   AAA/Aaa       Reseau Ferre de France, 3.25%, 9/12/08                               482,695
        1,300,000   NA/NA         Rhone-Alpes, 6.375%, 11/25/02                                        842,927
        3,000,000   NA/NA         Societe Nationale des Chemins de Fer Francais, 5.25%, 2/24/05      1,975,292
                                                                                                   -----------
                                                                                                   $ 4,392,530
                                                                                                   -----------
                                  Germany - 11.8%
        2,000,000   NA/Aa3        Bayerische Vereinsbank, 4.25%, 2/21/07                           $ 1,248,689
        2,000,000   NA/A1         Commerzbank AG, 7.0%, 7/25/01                                      1,255,229
        2,200,000   AAA/Aaa       Frankfurter Hypothekenbank Centralboden AG, 3.125%, 4/29/08        1,326,053
                                                                                                   -----------
                                                                                                   $ 3,829,971
                                                                                                   -----------
                                  Ireland - 2.5%
        1,300,000   AA+/Aaa       Republic of Ireland, 6.5%, 1/15/01                               $   802,826
                                                                                                   -----------
                                  Italy - 3.7%
        2,315,000   AA/Aa3        Republic of Italy, 0%, 12/11/05                                  $ 1,212,558
                                                                                                   -----------
                                  Netherlands - 9.1%
        2,000,000   NA/NA         Alliance Finance BV, 3.0%, 8/26/05                               $ 1,213,523
        1,400,000   NR/A1         BMW Finance NV, 5.0%, 4/21/13                                        872,355
        1,400,000   AA+/Aa1       Deutsche Finance BV, 3.5%, 2/19/03                                   865,877
                                                                                                   -----------
                                                                                                   $ 2,951,755
                                                                                                   -----------
                                  New Zealand - 5.9%
        3,000,000   AA+/Aa2       Transpower Finance Ltd., 4.25%, 6/10/04                          $ 1,900,796
                                                                                                   -----------
                                  Norway - 4.1%
        2,165,000   AA/Aa2        Statoil, 4.125%, 9/20/01                                         $ 1,341,889
                                                                                                   -----------
                                  Sweden - 5.7%
        3,000,000   NA/Aa3        AB Spintab, 3.25%, 1/24/02                                       $ 1,847,215
                                                                                                   -----------


66   The accompanying notes are an integral part of these financial statements.

Pioneer Swiss Franc Bond VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                    S&P/Moody's
Principal           Ratings
   Amount           (unaudited)                                                            Value
                                  United States - 18.3%
CHF     2,500,000   NA/A1         Citibank Credit Card Master Trust, 3.5%, 11/25/02     $ 1,534,641
        2,000,000   A+/A1         DaimlerChrysler NA Holdings, Inc., 3.125%, 9/25/02      1,220,927
        2,000,000   NR/A1         J.P. Morgan Chase & Co., 2.0%, 12/27/01                 1,215,744
        2,200,000   AA-/Aa3       Merrill Lynch & Co., 3.0%, 4/8/02                       1,348,447
        1,000,000   AA+/Aa2       Nationwide Financial Services Corp., 3.0%, 8/18/04        604,602
                                                                                        -----------
                                                                                        $ 5,924,361
                                                                                        -----------
                                  TOTAL DEBT OBLIGATIONS
                                  (Cost $37,550,687)                                    $32,429,004
                                                                                        -----------
                                  TOTAL INVESTMENT IN SECURITIES - 100.0%
                                  (Cost $37,550,687)                                    $32,429,004
                                                                                        -----------

CHF Swiss Franc


 The accompanying notes are an integral part of these financial statements.   67

Pioneer America Income VCT Portfolio            PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/00
--------------------------------------------------------------------------------

Principal
   Amount                                                                                                            Value
              U.S GOVERNMENT AND AGENCY OBLIGATIONS - 98.0%
$ 200,000     Federal Farm Credit Bank, 6.625%, 2/1/02                                                           $   201,862
  350,000     Federal Farm Credit Bank, Medium Term Note, 6.78%, 12/12/07                                            348,443
  300,000     Federal Home Loan Bank, 7.08%, 11/5/04                                                                 301,842
  476,128     Federal Home Loan Mortgage Corp., 7.0%, 9/1/27 to 4/1/30                                               477,198
  436,708     Federal Home Loan Mortgage Corp., 6.5%, 3/1/29                                                         430,646
   91,743     Federal Home Loan Mortgage Corp., REMIC Series G031K, 6.5%, 10/25/14                                    91,365
  500,000     Federal Home Loan Mortgage Corp., REMIC Series 1541G, 6.75%, 11/15/21                                  506,925
  660,400     Federal Home Loan Mortgage Corp., REMIC Series 2043DB, 6.5%, 1/15/25                                   662,857
  500,000     Federal Home Loan Mortgage Corp., REMIC Series 2106K, 6.0%, 4/15/25                                    478,210
  125,000     Federal National Mortgage Association, 6.8%, 1/10/03                                                   127,821
  781,736     Federal National Mortgage Association, 6.5%, 11/1/28                                                   770,643
  323,117     Federal National Mortgage Association, 7.5%, 6/1/30                                                    327,580
  775,000     Federal National Mortgage Association, 7.0%, 1/1/30                                                    775,628
  300,000     Federal National Mortgage Association, Medium Term Note, 6.84%, 7/17/07                                300,645
  500,000     Federal National Mortgage Association, REMIC Series 1998-47DA, 6.5%, 5/18/26                           493,950
  460,173     Government National Mortgage Association, 6.5%, 3/15/26 to 6/15/28                                     456,144
3,101,294     Government National Mortgage Association, 7.0%, 12/15/25 to 7/15/29                                  3,117,206
  562,815     Government National Mortgage Association, 8.0%, 2/15/08 to 12/15/29                                    577,254
2,086,047     Government National Mortgage Association, 7.5%, 10/15/22 to 6/15/30                                  2,120,996
  438,515     Government National Mortgage Association I, 6.5%, 8/15/28                                              433,972
1,374,913     Government National Mortgage Association I, 7.0%, 12/15/30                                           1,380,852
   26,913     Government National Mortgage Association II, 8.0%, 8/20/25                                              27,523
  859,478     Government National Mortgage Association II, 7.0%, 2/20/29                                             860,243
1,399,182     Government National Mortgage Association II, 7.5%, 8/20/27 to 8/20/29                                1,416,652
  500,000     Government National Mortgage Association, REMIC Series 1998-21VB, 6.5%, 10/20/11                       493,905
  392,536     Government National Mortgage Association, REMIC Series 1998-24A, 6.5%, 11/20/24                        398,640
   50,000     Private Export Funding, 7.3%, 1/31/02                                                                   50,768
  500,000     Private Export Funding, 6.9%, 1/31/03                                                                  511,430
  950,000     Tennessee Valley Authority, 6.375%, 6/15/05                                                            971,451
  300,000     Tennessee Valley Authority, 6.75%, 6/1/28                                                              281,250
2,450,000     U.S. Treasury Bonds, 7.25%, 5/15/16                                                                  2,886,272
  965,000     U.S. Treasury Notes, 6.625%, 5/15/07                                                                 1,040,888
1,200,000     U.S. Treasury Notes, 6.5%, 2/15/10                                                                   1,313,112
  700,000     U.S. Treasury Notes, 6.25%, 8/15/23                                                                    757,127
                                                                                                                 -----------
              TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS
              (Cost $25,139,405)                                                                                 $25,391,300
                                                                                                                 -----------
              TEMPORARY CASH INVESTMENT - 2.0%
              REPURCHASE AGREEMENT - 2.0%
  500,000     Credit Suisse First Boston Group, Inc., 6.15%, dated 12/29/00, repurchase price of $500,000 plus
                accrued interest on 1/2/01, collateralized by $402,000 U.S. Treasury Bills 10.75%, 8/15/05       $   500,000
                                                                                                                 -----------
              TOTAL TEMPORARY CASH INVESTMENT
              (Cost $500,000)                                                                                    $   500,000
                                                                                                                 -----------
              TOTAL INVESTMENT IN SECURITIES AND TEMPORARY CASH INVESTMENT - 100.0%
              (Cost $25,639,405)                                                                                 $25,891,300
                                                                                                                 -----------

Note: The Portfolio's investments in mortgage-backed securities of the Government National Mortgage Association (GNMA) and the Federal National Mortgage Association (FNMA) are interests in separate pools of mortgages. All separate investments in the issuer which have the same coupon rate have been aggregated for the purpose of presentation in the schedule of investments.


68    The accompanying notes are an integral part of these financial statements.

Pioneer Money Market VCT Portfolio              PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Principal
   Amount                                                                                                                Value
                COMMERCIAL PAPER - 84.6%
 $ 1,219,000    American Express Credit Corp., 6.47%, 2/09/01                                                         $ 1,210,456
   1,200,000    American General Finance Corp., 6.40%, 3/05/01                                                          1,186,560
   1,230,000    Bell South Capital Funding Corp., 6.49%, 1/22/01                                                        1,225,344
   1,200,000    Citicorp Inc., 6.41%, 2/08/01                                                                           1,191,881
   1,230,000    The Coca Cola Co., 6.48%, 1/25/01                                                                       1,224,686
   1,400,000    Deere (John) Capital Corp., 6.50%, 01/23/01                                                             1,394,439
   1,325,000    Dupont (E.I.) De Nemours & Co., 6.44%, 1/26/01                                                          1,319,075
   1,200,000    Ford Motor Credit Corp., 6.47%, 1/09/01                                                                 1,198,275
   1,225,000    Gannett Co., 6.52%, 01/24/01                                                                            1,219,897
   1,446,000    General Electric Capital Corp., 6.48%, 03/01/01                                                         1,430,643
   1,305,000    General Motors Acceptance Corp., 6.50%, 01/08/01                                                        1,303,351
   1,457,000    H.J. Heinz Co., 6.50%, 01/26/01                                                                         1,450,423
   1,205,000    Household Finance Corp., 6.50%, 02/14/01                                                                1,195,427
   1,075,000    IBM Corp., 6.46%, 02/05/01                                                                              1,068,248
   1,550,000    Motorola Inc., 6.23%, 03/30/01                                                                          1,526,530
   1,070,000    National Rural Utilities Cooperative Finance Corp., 6.30%, 03/22/01                                     1,055,020
   1,225,000    PACCAR Financial Corp., 6.50%, 02/01/01                                                                 1,218,143
   1,470,000    Pitney Bowes Corp., 6.07%, 01/12/01                                                                     1,467,076
     925,000    Prudential Funding Corp., 6.50%, 02/02/01                                                                 919,656
   1,360,000    Schering Corp., 6.25%, 04/10/01                                                                         1,336,625
   1,345,000    Walt Disney Co., 6.42%, 1/29/01                                                                         1,338,284
   1,084,000    Wells Fargo & Co., 6.51%, 1/30/01                                                                       1,078,315
                                                                                                                      -----------
                TOTAL COMMERCIAL PAPER                                                                                $27,558,354
                                                                                                                      -----------
                REPURCHASE AGREEMENT - 15.4%
   5,000,000    Credit Suisse First Boston Group, Inc., 6.15%, dated 12/29/00, repurchase price of $5,000,000 plus accrued interest on 1/2/01, collateralized by $4,025,000 U.S. Treasury Notes, 10.75%, 8/15/05  $ 5,000,000
                                                                                                                      -----------
                Total Repurchase Agreement                                                                            $ 5,000,000
                                                                                                                      -----------
                TOTAL INVESTMENT IN SECURITIES - 100.0%                                                               $32,558,354
                                                                                                                      -----------


  The accompanying notes are an integral part of these financial statements.  69

Pioneer Emerging Markets VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS 12/31/00
--------------------------------------------------------------------------------

                                                                                              Year          Year         10/30/98
                                                                                             Ended          Ended           to
CLASS I                                                                                     12/31/00      12/31/99       12/31/98
Net asset value, beginning of period                                                        $  18.75       $ 10.49       $ 10.00
                                                                                            --------       -------       -------
Increase (decrease) from investment operations:
 Net investment income (loss)                                                               $  (0.12)      $ (0.03)      $  0.00(a)
 Net realized and unrealized gain (loss) on investments and foreign currency transactions      (6.20)         8.29          0.49
                                                                                            --------       -------       -------
  Net increase (decrease) from investment operations                                        $  (6.32)      $  8.26       $  0.49
Distributions to shareowners:
 Net realized gain                                                                             (0.33)            -             -
                                                                                            --------       -------       -------
Net increase (decrease) in net asset value                                                  $  (6.65)      $  8.26       $  0.49
                                                                                            --------       -------       -------
Net asset value, end of period                                                              $  12.10       $ 18.75       $ 10.49
                                                                                            --------       -------       -------
Total return*                                                                                 (34.20)%       78.74%         4.90%
Ratio of net expenses to average net assets                                                     1.79%+        1.88%+        1.75%**
Ratio of net investment income (loss) to average net assets                                    (0.59)%+      (0.74)%+      (0.01)%**
Portfolio turnover rate                                                                          156%          144%           60%**
Net assets, end of period (in thousands)                                                    $  9,446       $ 9,679       $   133
Ratios assuming no waiver of management fees and assumption of expenses by PIM and no reduction for fees paid indirectly:
 Net expenses                                                                                   2.45%         6.56%       104.83%**
 Net investment loss                                                                           (1.25)%       (5.42)%     (103.09)%**
Ratios assuming waiver of management fees and assumption of expenses by PIM and reduction for fees paid indirectly:
 Net expenses                                                                                   1.75%         1.75%         1.75%**
 Net investment loss                                                                           (0.55)%       (0.61)%       (0.01)%**

Pioneer Europe VCT Portfolio                    PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS 12/31/00
--------------------------------------------------------------------------------

                                                                                                 Year        Year       10/30/98
                                                                                                Ended        Ended         to
CLASS I                                                                                        12/31/00    12/31/99     12/31/98
Net asset value, beginning of period                                                           $  13.61    $ 10.60       $ 10.00
                                                                                               --------    -------       -------
Increase (decrease) from investment operations:
 Net investment income (loss)                                                                  $  (0.06)   $  0.05       $     -
 Net realized and unrealized gain (loss) on investments and foreign currency transactions         (2.45)      2.97          0.60
                                                                                               --------    -------       -------
  Net increase (decrease) from investment operations                                           $  (2.51)   $  3.02       $  0.60
Distributions to shareowners:
 Net income                                                                                       (0.02)         -             -
 Net realized gain                                                                                (0.01)     (0.01)            -
                                                                                               --------    -------       -------
Net increase (decrease) in net asset value                                                     $  (2.54)   $  3.01       $  0.60
                                                                                               --------    -------       -------
Net asset value, end of period                                                                 $  11.07    $ 13.61       $ 10.60
                                                                                               --------    -------       -------
Total return*                                                                                    (18.46)%    28.47%         6.00%
Ratio of net expenses to average net assets                                                        1.48%+     1.53%+        1.50%**
Ratio of net investment income (loss) to average net assets                                       (0.28)%+    0.56%+        0.00%**
Portfolio turnover rate                                                                              92%        60%            6%**
Net assets, end of period (in thousands)                                                       $ 18,474    $12,735       $ 1,620
Ratios assuming no waiver of management fees and assumption of expenses by PIM and no reduction for fees paid indirectly:
 Net expenses                                                                                      1.55%      2.58%        16.56%**
 Net investment loss                                                                              (0.35)%    (0.49)%      (15.06)%**
Ratios assuming waiver of management fees and assumption of expenses by PIM and reduction for fees paid indirectly:
 Net expenses                                                                                      1.48       1.50%         1.50%**
 Net investment income (loss)                                                                     (0.28)%     0.60%         0.00%**

(a) Amounts rounds to less than one cent per share.

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

** Annualized.

+  Ratios assuming no reduction for fees paid indirectly.


70    The accompanying notes are an integral part of these financial statements.

Pioneer International Growth VCT Portfolio      PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS 12/31/00
--------------------------------------------------------------------------------

                                                                          Year         Year        Year         Year        Year
                                                                         Ended        Ended        Ended       Ended       Ended
CLASS I                                                                 12/31/00     12/31/99    12/31/98     12/31/97    12/31/96
Net asset value, beginning of year                                       $ 15.38     $ 10.79     $ 12.23      $ 11.83     $ 10.93
                                                                         -------     -------     -------      -------     -------
Increase (decrease) from investment operations:
 Net investment income                                                   $  0.01     $  0.07       $0.09        $0.06       $0.05
 Net realized and unrealized gain (loss) on investments and foreign
 currency transactions                                                     (3.45)       4.67       (0.45)        0.53        0.88
                                                                         -------     -------     -------      -------     -------
  Net increase (decrease) from investment operations                     $ (3.44)    $  4.74     $ (0.36)       $0.59       $0.93
Distributions to shareowners:
 Net investment income                                                     (0.11)      (0.15)      (0.19)       (0.03)          -
 Net realized gain                                                             -           -       (0.89)       (0.16)      (0.03)
                                                                         -------     -------     -------      -------     -------
Net increase (decrease) in net asset value                               $ (3.55)    $  4.59     $ (1.44)       $0.40       $0.90
                                                                         -------     -------     -------      -------     -------
Net asset value, end of year                                             $ 11.83     $ 15.38     $ 10.79      $ 12.23     $ 11.83
                                                                         -------     -------     -------      -------     -------
Total return*                                                             (22.50)%     44.38%      (3.32)%       4.87%       8.54%
Ratio of net expenses to average net assets+                                1.25%       1.22%       1.44%        1.49%       1.52%
Ratio of net investment income to average net assets+                       0.10%       0.01%       1.00%        0.78%       0.78%
Portfolio turnover rate                                                       55%         90%        113%         133%        115%
Net assets, end of year (in thousands)                                   $48,380     $69,192     $51,525      $49,412     $24,770
Ratios assuming no waiver of management fees and assumption of expenses by PIM and no reduction for fees paid indirectly:
 Net expenses                                                               1.25%       1.22%       1.47%        1.71%       3.04%
 Net investment income (loss)                                               0.10%       0.01%       0.97%        0.56%      (0.74)%
Ratios assuming waiver of management fees and assumption of
 expenses by PIM and reduction for fees paid indirectly:
 Net expenses                                                               1.25%       1.22%       1.43%        1.48%       1.50%
 Net investment income                                                      0.10%       0.01%       1.01%        0.79%       0.80%

Pioneer Science & Technology VCT Portfolio(a)   PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS 12/31/00
--------------------------------------------------------------------------------

                                                                                      5/1/00
                                                                                        to
CLASS I                                                                              12/31/00
Net asset value, beginning of period                                                  $ 10.00
                                                                                      -------
Decrease from investment operations:
 Net investment loss                                                                  $ (0.04)
 Net realized and unrealized loss on investments                                        (2.48)
                                                                                      -------
  Net decrease from investment operations                                             $ (2.52)
                                                                                      -------
Net decrease in net asset value                                                       $ (2.52)
                                                                                      -------
Net asset value, end of period                                                        $ 7.48
                                                                                      -------
Total return*                                                                         (25.20)%
Ratio of net expenses to average net assets                                             1.25%**
Ratio of net investment loss to average net assets                                     (0.84)%**
Portfolio turnover rate                                                                  932%**
Net assets, end of period (in thousands)                                              $7,845
Ratios assuming no waiver of management fees and assumption of expenses by PIM:
 Net expenses                                                                           2.11%**
 Net investment loss                                                                   (1.70)%**

(a) Shares of Pioneer Science & Technology VCT Portfolio were first publicly offered on May 1, 2000.

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

** Annualized.

+  Ratios assuming no reduction for fees paid indirectly.

  The accompanying notes are an integral part of these financial statements.  71

Pioneer Mid-Cap Value VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS 12/31/00
--------------------------------------------------------------------------------

                                                                    Year         Year         Year         Year         Year
                                                                    Ended        Ended        Ended        Ended       Ended
CLASS I                                                           12/31/00     12/31/99     12/31/98     12/31/97     12/31/96
Net asset value, beginning of year                                $ 16.26      $ 14.49      $ 16.15      $ 13.05      $ 11.57
                                                                  -------      -------      -------      -------      -------
Increase (decrease) from investment operations:
 Net investment income                                              $0.13        $0.13        $0.12        $0.12        $0.03
 Net realized and unrealized gain (loss) on investments              2.62         1.77        (0.65)        3.09         1.71
                                                                  -------      -------      -------      -------      -------
  Net increase (decrease) from investment operations                $2.75        $1.90      $ (0.53)       $3.21        $1.74
Distributions to shareowners:
 Net investment income                                              (0.13)       (0.13)       (0.10)           -        (0.03)
 Net realized gain                                                  (1.09)           -        (1.03)       (0.11)       (0.23)
                                                                  --------     --------     -------      --------     -------
Net increase (decrease) in net asset value                        $  1.53        $1.77      $ (1.66)       $3.10        $1.48
                                                                  --------     --------     -------      --------     -------
Net asset value, end of year                                      $ 17.79      $ 16.26      $ 14.49      $ 16.15      $ 13.05
                                                                  --------     --------     -------      --------     -------
Total return*                                                       18.00%       13.13%       (4.02)%    $ 24.69%       15.03%
Ratio of net expenses to average net assets+                         0.77%        0.76%        0.74%        0.80%        0.93%
Ratio of net investment income to average net assets+                0.63%        0.77%        0.90%        1.02%        0.37%
Portfolio turnover rate                                                85%          91%          81%          50%          41%
Net assets, end of year (in thousands)                           $111,466     $120,526     $113,359     $105,476      $48,572
Ratios assuming no waiver of management fees and assumption of expenses by PIM and no reduction for fees paid indirectly:
 Net expenses                                                        0.77%        0.76%        0.74%        0.80%        0.95%
 Net investment income                                               0.63%        0.77%        0.90%        1.02%        0.35%
Ratios assuming waiver of management fees and assumption of
 expenses by PIM and reduction for fees paid indirectly:
 Net expenses                                                        0.77%        0.76%        0.74%        0.79%        0.92%
 Net investment income                                               0.63%        0.77%        0.90%        1.03%        0.38%

Pioneer Growth Shares VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS 12/31/00
--------------------------------------------------------------------------------

                                                                                   Year        Year         Year         10/31/97
                                                                                  Ended       Ended        Ended            to
CLASS I                                                                          12/31/00    12/31/99     12/31/98       12/31/97
Net asset value, beginning of period                                             $ 21.92     $ 20.34     $  15.34       $ 15.00
                                                                                 -------     -------     --------       -------
Increase (decrease) from investment operations:
 Net investment income (loss)                                                    $ (0.03)    $ (0.02)    $   0.00(a)    $  0.01
 Net realized and unrealized gain (loss) on investments                            (1.91)       1.64         5.00          0.33
                                                                                 -------     -------     --------       -------
  Net increase (decrease) from investment operations                             $ (1.94)    $  1.62     $   5.00       $  0.34
Distributions to shareowners:
 Net investment income                                                                 -       (0.01)       (0.00)(a)         -
 Net realized gain                                                                 (1.59)      (0.03)           -             -
                                                                                 -------     -------     --------       -------
Net increase (decrease) in net asset value                                       $ (3.53)    $  1.58     $   5.00       $  0.34
                                                                                 -------     -------     --------       -------
Net asset value, end of period                                                   $ 18.39     $ 21.92     $  20.34       $ 15.34
                                                                                 -------     -------     --------       -------
Total return*                                                                      (7.88)%      7.93%       32.60%         2.27%
Ratio of net expenses to average net assets+                                        0.73%       0.76%        0.88%         1.25%**
Ratio of net investment income (loss) to average net assets+                       (0.11)%     (0.08)%       0.08%         0.60%**
Portfolio turnover rate                                                               95%         47%          28%           16%**
Net assets, end of period (in thousands)                                        $105,855    $162,730     $ 85,670       $ 4,646
Ratios assuming no waiver of management fees and assumption of expenses by PIM and no reduction for fees paid indirectly:
 Net expenses                                                                       0.73%       0.76%        0.92%         6.57%**
 Net investment loss                                                               (0.11)%     (0.08)%      (0.04)%       (4.72)%**
Ratios assuming waiver of management fees and assumption of expenses by PIM and reduction for fees paid indirectly:
 Net expenses                                                                       0.73%       0.76%        0.88%         1.25%**
 Net investment income (loss)                                                      (0.11)%     (0.08)%       0.08%         0.60%**

(a) Amounts round to less than one cent per share.

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

** Annualized.

+  Ratios assuming no reduction for fees paid indirectly.


72    The accompanying notes are an integral part of these financial statements.

Pioneer Real Estate Growth VCT Portfolio        PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS 12/31/00
--------------------------------------------------------------------------------

                                                                    Year        Year          Year         Year        Year
                                                                   Ended        Ended        Ended        Ended       Ended
CLASS I                                                           12/31/00    12/31/99      12/31/98     12/31/97    12/31/96
Net asset value, beginning of year                                $ 11.73     $ 13.07      $  16.90      $ 14.46     $ 11.23
                                                                  -------     -------      --------      -------     -------
Increase (decrease) from investment operations:
 Net investment income                                              $0.71     $  0.66      $   0.60      $  0.47     $  0.54
 Net realized and unrealized gain (loss) on investments              2.67       (1.20)        (3.72)        2.54        3.34
                                                                  -------     -------      --------      -------     -------
  Net increase (decrease) from investment operations              $  3.38     $ (0.54)     $  (3.12)     $  3.01     $  3.88
Distributions to shareowners:
 Net investment income                                              (0.59)      (0.60)        (0.56)       (0.45)      (0.53)
 Net realized gain                                                      -       (0.12)        (0.15)       (0.12)      (0.12)
 Tax return of capital                                              (0.10)      (0.08)            -            -           -
                                                                  -------     -------      --------      -------     -------
Net increase (decrease) in net asset value                        $  2.69     $ (1.34)     $  (3.83)     $  2.44     $  3.23
                                                                  -------     -------      --------      -------     -------
Net asset value, end of year                                      $ 14.42     $ 11.73      $  13.07      $ 16.90     $ 14.46
                                                                  -------     -------      --------      -------     -------
Total return*                                                       29.51%      (4.17)%      (18.74)%      21.16%      35.73%
Ratio of net expenses to average net assets+                         1.10%       1.15%         1.19%        1.25%       1.34%
Ratio of net investment income to average net assets+                5.02%       5.07%         4.06%        3.16%       4.63%
Portfolio turnover rate                                                31%         54%           18%          28%         41%
Net assets, end of year (in thousands)                            $32,982     $28,318      $ 35,579      $42,187     $11,115
Ratios assuming no waiver of management fees and assumption of expenses by PIM and no reduction for fees paid indirectly:
 Net expenses                                                        1.10%       1.30%         1.20%        1.37%       3.35%
 Net investment income                                               5.02%       4.92%         4.05%        3.04%       2.62%
Ratios assuming waiver of management fees and assumption of
 expenses by PIM and reduction for fees paid indirectly:
 Net expenses                                                        1.10%       1.14%         1.19%        1.24%       1.24%
 Net investment income                                               5.02%       5.08%         4.06%        3.17%       4.73%

Pioneer Fund VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS 12/31/00
--------------------------------------------------------------------------------

                                                                                    Year         Year        Year      10/31/97
                                                                                    Ended        Ended      Ended         to
CLASS I                                                                           12/31/00     12/31/99    12/31/98    12/31/97
Net asset value, beginning of period                                             $  22.70     $  19.76     $ 15.80      $ 15.00
                                                                                 --------     --------     -------      -------
Increase from investment operations:
 Net investment income                                                           $   0.18     $   0.16     $  0.15        $0.01
 Net realized and unrealized gain on investments                                     0.10         2.97       3.96         0.80
                                                                                 --------     --------     -------      -------
  Net increase from investment operations                                        $   0.28     $   3.13     $  4.11      $  0.81
Distributions to shareowners:
 Net investment income                                                              (0.18)       (0.17)      (0.15)       (0.01)
 Net realized gain                                                                  (0.13)       (0.02)          -            -
                                                                                 ---------    --------     -------      -------
Net increase (decrease) in net asset value                                       $  (0.03)    $   2.94     $  3.96      $  0.80
                                                                                 ---------    --------     -------      -------
Net asset value, end of period                                                   $  22.67     $  22.70     $ 19.76      $ 15.80
                                                                                 ---------    --------     -------      -------
Total return*                                                                        1.22%       15.91%      26.12%        5.43%
Ratio of net expenses to average net assets+                                         0.69%        0.70%       0.86%        1.25%**
Ratio of net investment income to average net assets+                                0.78%        0.82%       0.97%        1.07%**
Portfolio turnover rate                                                                37%           8%          4%           -
Net assets, end of period (in thousands)                                         $222,107     $204,927     $89,860      $ 4,493
Ratios assuming no waiver of management fees and assumption of expenses by PIM and no reduction for fees paid indirectly:
 Net expenses                                                                         0.69%       0.70%       0.87%        5.30%**
 Net investment income                                                                0.78%       0.82%       0.96%       (2.98)%**
Ratios assuming waiver of management fees and assumption of expenses by PIM and reduction for fees paid indirectly:
 Net expenses                                                                         0.69%       0.70%       0.86%        1.25%**
 Net investment income                                                                0.78%       0.82%       0.97%        1.07%**

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

** Annualized.

+  Ratios assuming no reduction for fees paid indirectly.

  The accompanying notes are an integral part of these financial statements.  73

Pioneer Equity-Income VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS 12/31/00
--------------------------------------------------------------------------------

                                                                    Year         Year         Year         Year         Year
                                                                    Ended        Ended        Ended        Ended       Ended
CLASS I                                                           12/31/00     12/31/99     12/31/98     12/31/97     12/31/96
Net asset value, beginning of year                               $  20.72      $ 21.44     $  18.14     $  13.73     $ 12.17
                                                                 --------      -------     --------     --------     -------
Increase (decrease) from investment operations:
 Net investment income                                           $   0.51      $  0.42     $   0.39     $   0.35     $  0.29
 Net realized and unrealized gain (loss) on investments              2.28        (0.15)        3.52         4.44        1.54
                                                                 --------      --------    --------     --------     -------
  Net increase from investment operations                        $   2.79      $  0.27     $   3.91        $4.79     $  1.83
Distributions to shareowners:
 Net investment income                                              (0.49)       (0.41)       (0.39)       (0.37)      (0.27)
 Net realized gain                                                  (1.74)       (0.58)       (0.22)       (0.01)          -
                                                                 ---------    --------     --------     --------     -------
Net increase (decrease) in net asset value                       $   0.56     $  (0.72)    $   3.30     $   4.41     $  1.56
                                                                 ---------    --------     --------     --------     -------
Net asset value, end of year                                     $  21.28     $  20.72     $  21.44     $  18.14     $ 13.73
                                                                 --------     --------     --------     --------     -------
Total return*                                                       14.85%        1.21%       21.80%       35.23%      15.19%
Ratio of net expenses to average net assets+                         0.71%        0.70%        0.71%        0.77%       0.96%
Ratio of net investment income to average net assets+                2.40%        1.97%        2.04%        2.31%       2.67%
Portfolio turnover rate                                                13%          23%          19%          15%         18%
Net assets, end of year (in thousands)                           $181,920     $226,379     $203,976     $124,213     $46,871
Ratios assuming no waiver of management fees and assumption of expenses by PIM and no reduction for fees paid indirectly:
 Net expenses                                                        0.71%        0.70%        0.71%        0.77%       0.98%
 Net investment income                                               2.40%        1.97%        2.04%        2.31%       2.65%
Ratios assuming waiver of management fees and assumption of
 expenses by PIM and reduction for fees paid indirectly:
 Net expenses                                                        0.71%        0.70%        0.71%        0.77%       0.95%
 Net investment income                                               2.40%        1.97%        2.04%        2.31%       2.68%

Pioneer Balanced VCT Portfolio                  PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS 12/31/00
--------------------------------------------------------------------------------

                                                                    Year        Year          Year           Year        Year
                                                                   Ended       Ended          Ended         Ended       Ended
CLASS I                                                           12/31/00    12/31/99      12/31/98       12/31/97    12/31/96
Net asset value, beginning of year                                $ 14.31    $  14.47      $  14.99        $ 13.19     $ 11.87
                                                                  -------     -------      --------        -------     -------
Increase (decrease) from investment operations:
 Net investment income                                              $0.48       $0.51      $   0.42        $  0.36       $0.29
 Net realized and unrealized gain (loss) on investments              0.29       (0.16)         0.00(a)        1.94        1.39
                                                                  -------     -------      --------        -------     -------
  Net increase from investment operations                           $0.77       $0.35      $   0.42        $  2.30       $1.68
Distributions to shareowners:
 Net investment income                                              (0.48)      (0.51)        (0.42)         (0.36)      (0.29)
 Net realized gain                                                      -           -         (0.52)         (0.14)      (0.07)
                                                                  -------     -------      --------        -------     -------
Net increase (decrease) in net asset value                          $0.29    $  (0.16)     $  (0.52)       $  1.80     $  1.32
                                                                  -------    --------      --------        -------     -------
Net asset value, end of year                                      $ 14.60    $  14.31      $  14.47        $ 14.99     $ 13.19
                                                                  -------    --------      --------        -------     -------
Total return*                                                        5.45%       2.53%         2.64%         17.62%      14.26%
Ratio of net expenses to average net assets+                         0.82%       0.78%         0.80%          0.96%       1.20%
Ratio of net investment income to average net assets+                3.21%       3.58%         2.93%          2.63%       2.83%
Portfolio turnover rate                                                15%         59%          104%            63%         74%
Net assets, end of year (in thousands)                            $59,545    $ 72,669      $ 66,930        $44,008     $16,783
Ratios assuming no waiver of management fees and assumption of expenses by PIM and no reduction for fees paid indirectly:
 Net expenses                                                        0.82%       0.78%         0.80%          0.96%       1.58%
 Net investment income                                               3.21%       3.58%         2.93%          2.63%       2.45%
Ratios assuming waiver of management fees and assumption of
 expenses by PIM and reduction for fees paid indirectly:
 Net expenses                                                        0.82%       0.77%         0.80%          0.95%       1.15%
 Net investment income                                               3.21%       3.59%         2.93%          2.64%       2.88%

(a) Amount rounds to less than one cent per share.

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

+  Ratios assuming no reduction for fees paid indirectly.


74    The accompanying notes are an integral part of these financial statements.

Pioneer High Yield VCT Portfolio(a)             PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS 12/31/00
--------------------------------------------------------------------------------

                                                                                       5/1/00
                                                                                         to
CLASS I                                                                               12/31/00
Net asset value, beginning of period                                                 $ 10.00
                                                                                     -------
Increase (decrease) from investment operations:
 Net investment income                                                               $  0.61
 Net realized and unrealized (loss) on investments                                     (0.18)
                                                                                     --------
  Net increase from investment operations                                            $  0.43
Distributions to shareowners:
 Net investment income                                                                 (0.61)
                                                                                     --------
Net decrease in net asset value                                                      $ (0.18)
                                                                                     --------
Net asset value, end of period                                                       $  9.82
                                                                                     --------
Total return*                                                                           4.12%
Ratio of net expenses to average net assets                                             1.25%**
Ratio of net investment income to average net assets                                    9.18%**
Portfolio turnover rate                                                                   33%**
Net assets, end of period (in thousands)                                             $ 6,849
Ratios assuming no waiver of management fees and assumption of expenses by PIM:
 Net expenses                                                                           2.35%**
 Net investment income                                                                  8.08%**

Pioneer Strategic Income VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS 12/31/00
--------------------------------------------------------------------------------

                                                                                         Year          7/29/99
                                                                                        Ended            to
CLASS I                                                                                12/31/00        12/31/99
Net asset value, beginning of period                                                    $ 9.75         $ 10.00
                                                                                        ------         -------
Increase (decrease) from investment operations:
 Net investment income                                                                  $ 0.73           $0.28
 Net realized and unrealized loss on investments and foreign currency transactions       (0.32)          (0.21)
                                                                                        -------        --------
  Net increase (decrease) from investment operations                                    $ 0.41           $0.07
Distributions to shareowners:
 Net investment income                                                                   (0.73)          (0.28)
 Tax return of capital                                                                       -           (0.04)
                                                                                        -------        --------
Net decrease in net asset value                                                         $(0.32)        $ (0.25)
                                                                                        -------        --------
Net asset value, end of period                                                          $ 9.43         $  9.75
                                                                                        -------        --------
Total return*                                                                             4.51%           0.70   %
Ratio of net expenses to average net assets+                                              1.30%           1.54%**
Ratio of net investment income to average net assets+                                     7.53%           6.46%**
Portfolio turnover rate                                                                     54%             49%**
Net assets, end of period (in thousands)                                                $3,265         $ 1,244
Ratios assuming no waiver of management fees and assumption of expenses by PIM and no reduction for fees paid indirectly:
 Net expenses                                                                             2.97%           8.68%**
 Net investment income (loss)                                                             5.86%          (0.68)%**
Ratios assuming waiver of management fees and assumption of expenses by PIM and reduction for fees paid indirectly:
 Net expenses                                                                             1.25%           1.25%**
 Net investment income                                                                    7.58%           6.75%**

(a) Shares of Pioneer High Yield VCT Portfolio were first publicly offered on May 1, 2000.

* Assumes initial investment at net asset value at the beginning of the period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of the period.

** Annualized.

+  Ratios assuming no reduction for fees paid indirectly.


 The accompanying notes are an integral part of these financial statements.   75

Pioneer Swiss Franc Bond VCT Portfolio
PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS 12/31/00
--------------------------------------------------------------------------------

                                                                    Year         Year         Year        Year          Year
                                                                   Ended        Ended        Ended        Ended        Ended
CLASS I                                                           12/31/00     12/31/99     12/31/98    12/31/97      12/31/96
Net asset value, beginning of year                                $ 11.35     $  13.22      $ 12.50     $ 13.42      $  15.06
                                                                  -------     --------      -------     -------      --------
Increase (decrease) from investment operations:
 Net investment income                                              $0.34     $   0.38        $0.36       $0.30      $   0.14
 Net realized and unrealized gain (loss) on investments and
  foreign currency transactions                                     (0.32)       (2.18)        0.82       (1.22)        (1.78)
                                                                  -------     --------      -------     -------      --------
  Net increase (decrease) from investment operations                $0.02     $  (1.80)     $  1.18     $ (0.92)     $  (1.64)
Distributions to shareowners:
 Net investment income                                                  -            -        (0.46)          -             -
 Tax return of capital                                                  -        (0.07)           -           -             -
                                                                  -------     --------      -------     -------      --------
Net increase (decrease) in net asset value                          $0.02     $  (1.87)     $  0.72     $ (0.92)     $  (1.64)
                                                                  -------     --------      -------     -------      --------
Net asset value, end of year                                      $ 11.37     $  11.35      $ 13.22     $ 12.50      $  13.42
                                                                  -------     --------      -------     -------      --------
Total return*                                                        0.18%      (13.59)%       9.48%      (6.92)%      (10.88)%
Ratio of net expenses to average net assets+                         0.92%        0.88%        0.91%       1.23%         1.20%
Ratio of net investment income to average net assets+                3.10%        3.33%        3.41%       3.22%         3.37%
Portfolio turnover rate                                                 7%          12%          29%         17%           39%
Net assets, end of year (in thousands)                            $36,012     $ 43,668      $41,174     $22,088      $ 13,079
Ratios assuming no waiver of management fees and assumption
 of expenses by PIM and no reduction for fees paid indirectly:
 Net expenses                                                        0.92%        0.88%        0.91%       1.25%         2.58%
 Net investment income                                               3.10%        3.33%        3.41%       3.20%         1.99%
Ratios assuming waiver of management fees and assumption of
 expenses by PIM and reduction for fees paid indirectly:
 Net expenses                                                        0.92%        0.87%        0.90%       1.22%         1.15%
 Net investment income                                               3.10%        3.34%        3.42%       3.23%         3.42%

Pioneer America Income VCT Portfolio            PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS 12/31/00
--------------------------------------------------------------------------------

                                                                    Year        Year         Year        Year        Year
                                                                   Ended        Ended       Ended       Ended       Ended
CLASS I                                                           12/31/00    12/31/99     12/31/98    12/31/97    12/31/96
Net asset value, beginning of year                                $  9.47     $ 10.29      $ 10.04       $9.78     $ 10.18
                                                                  -------     -------      -------     -------     -------
Increase (decrease) from investment operations:
 Net investment income                                            $  0.58     $  0.56        $0.55     $  0.54     $  0.52
 Net realized and unrealized gain (loss) on investments              0.50       (0.81)        0.25        0.26       (0.40)
                                                                  -------     -------      -------     -------     -------
  Net increase (decrease) from investment operations              $  1.08     $ (0.25)       $0.80     $  0.80     $  0.12
Distributions to shareowners:
 Net investment income                                              (0.58)      (0.56)       (0.55)      (0.54)      (0.52)
 Net realized gain                                                      -       (0.01)           -           -           -
                                                                  -------     -------      -------     -------     -------
Net increase (decrease) in net asset value                        $  0.50     $ (0.82)     $  0.25     $  0.26     $(0.40)
                                                                  -------     -------      -------     -------     -------
Net asset value, end of year                                      $  9.97     $  9.47      $ 10.29     $ 10.04     $  9.78
                                                                  -------     -------      -------     -------     -------
Total return*                                                       11.76%      (2.52)%       8.15%       8.44%       1.30%
Ratio of net expenses to average net assets+                         0.84%       0.81%        0.94%       1.26%       1.31%
Ratio of net investment income to average net assets+                6.00%       5.64%        5.35%       5.46%       5.25%
Portfolio turnover rate                                                55%         41%          36%         11%         60%
Net assets, end of year (in thousands)                            $25,791     $29,779      $28,822     $14,519     $ 6,872
Ratios assuming no waiver of management fees and assumption
 of expenses by PIM and no reduction for fees paid indirectly:
 Net expenses                                                        0.84%       0.81%        0.94%       1.43%       2.24%
 Net investment income                                               6.00%       5.64%        5.35%       5.29%       4.32%
Ratios assuming waiver of management fees and assumption of
 expenses by PIM and reduction for fees paid indirectly:
 Net expenses                                                        0.81%       0.79%        0.93%       1.23%       1.25%
 Net investment income                                               6.03%       5.66%        5.36%       5.49%       5.31%

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

+  Ratios assuming no reduction for fees paid indirectly.


76    The accompanying notes are an integral part of these financial statements.

Pioneer Money Market VCT Portfolio              PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS 12/31/00
--------------------------------------------------------------------------------

                                                                     Year        Year        Year        Year        Year
                                                                    Ended       Ended       Ended       Ended       Ended
CLASS I                                                            12/31/00    12/31/99    12/31/98    12/31/97    12/31/96
Net asset value, beginning of year                                  $  1.00     $  1.00     $  1.00     $  1.00     $  1.00
                                                                    -------     -------     -------     -------     -------
Increase from investment operations:
 Net investment income                                              $  0.06     $  0.04     $  0.05     $  0.05     $  0.04
                                                                    -------     -------     -------     -------     -------
Distributions to shareowners:
 Net investment income                                                (0.06)      (0.04)      (0.05)      (0.05)      (0.04)
                                                                    -------     -------     -------     -------     -------
Net asset value, end of year                                        $  1.00     $  1.00     $  1.00     $  1.00     $  1.00
                                                                    -------     -------     -------     -------     -------
Total return*                                                          5.71%       4.38%       4.68%       4.64%       4.51%
Ratio of net expenses to average net assets                            0.76%       0.79%       0.92%       1.00%       0.97%
Ratio of net investment income to average net assets                   5.58%       4.34%       4.55%       4.55%       4.43%
Net assets, end of year (in thousands)                              $36,979     $37,347     $21,497     $13,739     $11,744
Ratios assuming no waiver of fees and assumption of expenses by
 PIM and no reduction for fees paid indirectly:
 Net expenses                                                          0.76%       0.79%       0.97%       1.17%       1.29%
 Net investment income                                                 5.58%       4.34%       4.50%       4.38%       4.11%
Ratios assuming waiver of fees and assumption of expenses by PIM and reduction for fees paid indirectly:
 Net expenses                                                          0.75%       0.78%       0.92%       0.99%       0.96%
 Net investment income                                                 5.59%       4.35%       4.55%       4.56%       4.44%

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

+  Ratios assuming no reduction for fees paid indirectly.


  The accompanying notes are an integral part of these financial statements.  77

Pioneer Variable Contracts Trust                PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
BALANCE SHEETS 12/31/00
--------------------------------------------------------------------------------

                                                                                               Pioneer         Pioneer
                                                             Pioneer          Pioneer      International     Science &
                                                        Emerging Markets       Europe          Growth       Technology
                                                          VCT Portfolio    VCT Portfolio   VCT Portfolio   VCT Portfolio
ASSETS:
 Investment in securities, at value (cost
  $17,895,747, $17,316,615, $45,706,724,
  $11,318,852, $90,605,684, $97,843,642,
  $26,300,794, $196,151,369, $148,058,531,
  $54,868,371 respectively)                                $ 14,680,245     $ 17,427,000    $ 46,762,240    $  8,130,875
 Temporary cash investments (at amortized cost)                       -        2,700,000       3,300,000               -
 Cash                                                                 -           75,000          73,377         301,805
 Foreign currencies, at value                                 1,091,439           87,238          47,536               -
 Receivables -
  Investment securities sold                                    334,321          135,148           6,298               -
  Fund shares sold                                               37,925                -               -               -
  Dividends, interest and foreign taxes withheld                 28,195           38,528         149,529             120
  Forward foreign currency settlement contracts, net                116                -               -               -
  Due from Pioneer Investment Management, Inc.                   51,845                -               -          13,248
 Other                                                            6,176            2,855             924           1,482
                                                           ------------     ------------    ------------    ------------
   Total assets                                            $ 16,230,262     $ 20,465,769    $ 50,339,904    $  8,447,530
                                                           ------------     ------------    ------------    ------------
LIABILITIES:
 Payables -
  Investment securities purchased                          $    295,650     $     87,024    $  1,869,243    $     38,798
  Fund shares repurchased                                        14,125        1,766,176               -         534,270
  Forward foreign currency settlement contracts, net                  -                -               -               -
 Variation Margin                                                     -            3,052               -               -
 Due to bank                                                    622,563           92,016               -               -
 Due to affiliates                                                5,498            6,836          44,875           2,705
 Accrued expenses                                                28,034           36,861          45,781          26,544
 Other                                                                -                -             279               -
                                                           ------------     ------------    ------------    ------------
   Total liabilities                                       $    965,870     $  1,991,965    $  1,960,178    $    602,317
                                                           ------------     ------------    ------------    ------------
NET ASSETS:
 Paid-in capital                                           $ 22,445,606     $ 21,348,768    $ 51,515,277    $ 11,960,360
 Accumulated net investment income (loss)                        (4,126)         (80,172)         49,475               -
 Accumulated undistributed net realized gain (loss)          (3,970,897)      (2,934,090)     (4,239,220)       (927,170)
 Net unrealized gain (loss) on:
  Investments                                                (3,215,502)         110,385       1,055,516      (3,187,977)
  Futures contracts                                                   -           27,065               -               -
  Forward foreign currency contracts and other assets
  and liabilities denominated in foreign currencies               9,311            1,848          (1,322)              -
                                                           ------------     ------------    ------------    ------------
   Total net assets                                        $ 15,264,392     $ 18,473,804    $ 48,379,726    $  7,845,213
                                                           ------------     ------------    ------------    ------------
NET ASSET VALUE PER SHARE:
 Class I:
 (Unlimited number of shares authorized)
  Net assets                                               $  9,445,691     $ 18,473,804    $ 48,379,726    $  7,845,213
  Shares outstanding                                            780,449        1,668,273       4,089,020       1,048,126
  Net asset value per share                                $      12.10     $      11.07    $      11.83    $       7.48
                                                           ------------     ------------    ------------    ------------
 Class II:
 (Unlimited number of shares authorized)
  Net assets                                               $  5,818,701
  Shares outstanding                                            481,521
  Net asset value per share                                $      12.08
                                                           ------------


78    The accompanying notes are an integral part of these financial statements.

Pioneer Variable Contracts Trust                PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


     Pioneer          Pioneer            Pioneer                              Pioneer          Pioneer
  Mid-Cap Value    Growth Shares   Real Estate Growth     Pioneer Fund     Equity-Income      Balanced
  VCT Portfolio    VCT Portfolio      VCT Portfolio      VCT Portfolio     VCT Portfolio    VCT Portfolio
  $ 105,923,182    $ 98,974,275       $ 31,178,618       $ 216,561,388     $ 187,228,356    $ 58,598,277
      6,300,000       7,200,000          2,800,000           9,803,000         2,613,000               -
              -          44,125            124,342              15,312            39,547         452,913
              -               -                  -                   -                 -               -
      1,260,358       2,269,321                  -             225,826            63,444         134,855
      1,364,173              22            771,902             728,105           551,536          46,628
         88,197          33,769            176,730             193,819           370,623         416,131
              -               -                  -                   -                 -               -
              -               -                  -                   -                 -               -
         38,254           3,846              3,141               3,091             4,158           3,353
  -------------    ------------       ------------       -------------     -------------    ------------
  $ 114,974,164    $108,525,358       $ 35,054,733       $ 227,530,541     $ 190,870,664    $ 59,652,157
  -------------    ------------       ------------       -------------     -------------    ------------
  $   1,387,309    $  2,255,024       $    234,540       $   2,290,853     $     354,389    $          -
         49,001          59,207             16,597              79,933             4,871          24,783
              -               -                  -                   -                 -               -
              -          45,500                  -                   -                 -               -
         21,391               -                  -                   -                 -               -
         62,489          67,378             25,507             125,516           107,603          55,830
         44,372          40,056             25,753              32,445            27,678          26,173
              -               -                  -                   -                 -               -
  -------------    ------------       ------------       -------------     -------------    ------------
  $   1,564,562    $  2,467,165       $    302,397       $   2,528,747     $     494,541    $    106,786
  -------------    ------------       ------------       -------------     -------------    ------------
    $89,152,932    $110,095,286       $ 35,945,804       $ 194,371,673     $ 141,037,775    $ 57,447,767
        712,379               -             63,840              10,705           859,955          14,829
      8,226,793      (5,126,698)        (6,197,432)         10,209,397         9,308,568      (1,647,131)
     15,317,498       1,130,633          4,940,124          20,410,019        39,169,825       3,729,906
              -         (41,028)                 -                   -                 -               -

              -               -                  -                   -                 -               -
  -------------    ------------       ------------       -------------     -------------    ------------
  $ 113,409,602    $106,058,193       $ 34,752,336       $ 225,001,794     $ 190,376,123    $ 59,545,371
  -------------    ------------       ------------       -------------     -------------    ------------
  $ 111,466,316    $105,854,749       $ 32,982,373       $ 222,107,389     $ 181,920,183    $ 59,545,371
      6,267,399       5,755,496          2,287,662           9,797,185         8,550,008       4,078,056
  $       17.79    $      18.39       $      14.42       $       22.67     $       21.28    $      14.60
  -------------    ------------       ------------       -------------     -------------    ------------
  $   1,943,286    $    203,444       $  1,769,963       $   2,894,405     $   8,455,940
        109,491          10,997            122,923             127,798           395,709
  $      17.75     $      18.50       $      14.40       $       22.65     $       21.37
  -------------    ------------       ------------       -------------     -------------


  The accompanying notes are an integral part of these financial statements.  79

Pioneer Variable Contracts Trust                PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
BALANCE SHEETS 12/31/00
--------------------------------------------------------------------------------


                                                                     Pioneer         Pioneer         Pioneer         Pioneer
                                                     Pioneer        Strategic      Swiss Franc       America          Money
                                                    High Yield        Income           Bond           Income         Market
                                                  VCT Portfolio   VCT Portfolio   VCT Portfolio   VCT Portfolio   VCT Portfolio
ASSETS:
 Investment in securities, at value (cost
  $7,883,731, $3,223,987, $37,550,687,
  $25,139,405, and $0, respectively)               $7,383,395      $3,187,183     $ 32,429,004     $25,391,300    $         -
 Temporary cash investments
  (at amortized cost)                                       -               -                -         500,000     32,558,354
 Cash                                                 105,302               -          130,793          33,662         76,030
 Foreign cash, at value                                     -          15,394        2,782,286               -              -
  Forward foreign currency portfolio hedge
  contracts, open-net                                       -               -                -               -              -
 Receivables -
  Investment securities sold                                -          74,625                -         773,312              -
  Fund shares sold                                     42,144               -                -           2,609      4,390,886
  Dividends, interest and foreign taxes
   withheld                                           149,647          67,027          715,350         213,386          2,575
  Due from Pioneer Investment
   Management, Inc.                                     1,221          14,003            8,019               -              -
 Other                                                  4,632           3,809                -           3,144          3,158
                                                   ----------      ----------     ------------     -----------    -----------
   Total assets                                    $7,686,341      $3,362,041     $ 36,065,452     $26,917,413    $37,031,003
                                                   ----------      ----------     ------------     -----------    -----------
LIABILITIES:
 Payables -
  Investment securities purchased                  $  812,869      $    4,116     $          -     $ 1,079,026    $         -
  Fund shares repurchased                                   -             453            6,594           9,220          9,865
  Forward foreign currency portfolio hedge
   contracts, open-net                                      -           1,275                -               -              -
  Dividends                                             4,309           1,771                -              32          1,209
 Due to bank                                                -          70,001                -               -              -
 Due to affiliates                                      2,724           2,526           21,632          14,752         17,710
 Accrued expenses                                      17,884          16,762           25,703          23,017         22,829
                                                   ----------      ----------     ------------     -----------    -----------
   Total liabilities                               $  837,786      $   96,904     $     53,929     $ 1,126,047    $    51,613
                                                   ----------      ----------     ------------     -----------    -----------
NET ASSETS:
 Paid-in capital                                   $7,191,556      $3,328,746     $ 42,246,414     $26,376,285    $36,981,792
 Accumulated net investment income (loss)               1,543           1,275         (385,143)            184              -
 Accumulated undistributed net realized gain
    (loss)                                            155,792         (29,016)        (816,964)       (836,998)        (2,402)
 Net unrealized gain (loss) on:
  Investments                                        (500,336)        (36,804)      (5,121,683)        251,895              -
  Futures contracts                                         -               -                -               -              -
  Forward foreign currency contracts and
  other assets and liabilities denominated
  in foreign currencies                                     -             936           88,899               -              -
                                                   ----------      ----------     ------------     -----------    -----------
   Total net assets                                $6,848,555      $3,265,137     $ 36,011,523     $25,791,366    $36,979,390
                                                   ----------      ----------     ------------     -----------    -----------
NET ASSET VALUE PER SHARE:
(Unlimited number of shares authorized)
 Net assets                                        $6,848,555      $3,265,137     $ 36,011,523     $25,791,366    $36,979,390
 Shares outstanding                                   697,131         346,332        3,165,851       2,586,636     36,981,792
 Net asset value per share                         $     9.82      $     9.43     $      11.37     $      9.97    $      1.00
                                                   ----------      ----------     ------------     -----------    -----------


80   The accompanying notes are an integral part of these financial statements.

Pioneer Variable Contracts Trust                PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
STATEMENTS OF OPERATIONS
--------------------------------------------------------------------------------

                                                          Pioneer                          Pioneer          Pioneer
                                                          Emerging        Pioneer       International      Science &
                                                          Markets          Europe           Growth         Technology
                                                       VCT Portfolio   VCT Portfolio    VCT Portfolio    VCT Portfolio

                                                         Year Ended      Year Ended       Year Ended     5/1/00 through
                                                          12/31/00        12/31/00         12/31/00         12/31/00
INVESTMENT INCOME:
 Dividends (net of foreign taxes withheld of,
  $15,980, $18,028, $71,899 and $17,
  respectively)                                        $    155,451    $    200,557     $     798,948    $      1,610
 Interest (net of foreign taxes withheld of $1,545,
  $0, $107 and $0, respectively)                             60,107          67,486            89,445          17,834
                                                       ------------    ------------     -------------    ------------
   Total investment income                             $    215,558    $    268,043     $     888,393    $     19,444
                                                       ------------    ------------     -------------    ------------
EXPENSES:
 Management fees                                       $    207,650    $    224,244     $     658,623    $     35,646
 Transfer agent fees                                            742             703             1,155             333
 Distribution fees (Class II)                                 3,392               -                 -               -
 Administrative fees                                         31,532          29,828            29,897          21,025
 Custodian fees                                             164,894          65,067            98,544          24,797
 Professional fees                                           38,765          18,358            18,753          14,029
 Printing                                                    10,574           3,525             8,643           2,920
 Fees and expenses of nonaffiliated trustees                    507             522               501             504
 Miscellaneous                                                5,319           4,996             7,197           1,614
                                                       ------------    ------------     -------------    ------------
  Total expenses                                       $    463,375    $    347,243     $     823,313    $    100,868
  Less management fees waived and expenses
   reimbursed by Pioneer Investment
   Management, Inc.                                        (140,537)        (15,296)                -         (41,457)
  Less fees paid indirectly                                  (2,828)         (1,864)           (2,017)              -
                                                       ------------    ------------     -------------    ------------
  Net expenses                                         $    320,010    $    330,083     $     821,296    $     59,411
                                                       ------------    ------------     -------------    ------------
   Net investment income (loss)                        $   (104,452)   $    (62,040)    $      67,097    $    (39,967)
                                                       ------------    ------------     -------------    ------------
REALIZED AND UNREALIZED GAIN
(LOSS) ON INVESTMENTS AND
FOREIGN CURRENCY TRANSACTIONS:
 Net realized gain (loss) from:
  Investments (net of capital gains taxes paid
   $47,798, $0, $0, and $0, respectively)              $ (4,002,591)   $ (2,903,756)      $ 3,762,418      $ (927,170)
  Forward foreign currency contracts and other
   assets and liabilities denominated in
   foreign currencies                                       (47,744)        (15,613)          (17,058)              -
                                                       ------------    ------------     -------------    ------------
                                                       $ (4,050,335)   $ (2,919,369)      $ 3,745,360      $ (927,170)
                                                       ------------    ------------     -------------    ------------
 Change in net unrealized gain or loss from:
  Investments                                          $ (5,249,212)   $ (2,731,702)    $ (19,431,821)   $ (3,187,977)
  Futures contracts                                               -          27,065                 -               -
  Forward foreign currency contracts and other
   assets and liabilities denominated in
   foreign currencies                                         8,187           3,384              (970)              -
                                                       ------------    ------------     -------------    ------------
                                                       $ (5,241,025)   $ (2,701,253)    $ (19,432,791)   $ (3,187,977)
                                                       ------------    ------------     -------------    ------------
  Net gain (loss) on investments and foreign
   currency transactions                               $ (9,291,360)   $ (5,620,622)    $ (15,687,431)   $ (4,115,147)
                                                       ------------    ------------     -------------    ------------
  Net increase (decrease) in net assets
   resulting from operations                           $ (9,395,812)   $ (5,682,662)    $ (15,620,334)   $ (4,155,114)
                                                       ------------    ------------     -------------    ------------


 The accompanying notes are an integral part of these financial statements.   81

Pioneer Variable Contracts Trust                PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
STATEMENTS OF OPERATIONS
--------------------------------------------------------------------------------

                                                          Pioneer          Pioneer          Pioneer
                                                          Mid-Cap           Growth        Real Estate        Pioneer
                                                           Value            Shares           Growth           Fund
                                                       VCT Portfolio    VCT Portfolio    VCT Portfolio    VCT Portfolio
                                                         Year Ended       Year Ended       Year Ended      Year Ended
                                                          12/31/00         12/31/00         12/31/00        12/31/00
INVESTMENT INCOME:
 Dividends (net of foreign taxes withheld of $245,
  $465, $3,100, $14,543, $0, $3,295, $0, $0,
  $0, $0, and $0, respectively)                         $ 1,261,636     $     567,067     $1,774,249      $  3,002,052
 Interest (net of foreign taxes withheld of $0, $0,
  $0, $0, $0, $328, $0, $742, $1,083, $0 and
  $0, respectively)                                         322,470           274,001         90,342           230,264
                                                        -----------     -------------     ----------      ------------
   Total investment income                              $ 1,584,106     $     841,068     $1,864,591      $  3,232,316
                                                        -----------     -------------     ----------      ------------
EXPENSES:
 Management fees                                        $   733,880     $     915,652     $  239,935      $  1,402,471
 Transfer agent fees                                            651               687            820               624
 Distribution fees (Class II)                                 2,289               217            900             1,973
 Administrative fees                                         30,055            29,895         29,995            32,628
 Custodian fees                                              71,651            10,263         31,797            53,322
 Professional fees                                           23,883            14,139         15,372            16,032
 Printing                                                     7,868            17,904          5,856             1,170
 Fees and expenses of nonaffiliated trustees                  1,895               573            611               791
 Miscellaneous                                                   40               600          6,318             7,192
                                                        -----------     -------------     ----------      ------------
   Total expenses                                       $   872,212     $     989,930     $  331,604      $  1,516,203
   Less management fees waived and
    expenses reimbursed by Pioneer
    Investment Management, Inc.                                   -                 -              -                 -
   Less fees paid indirectly                                   (290)             (234)        (2,151)             (555)
                                                        -----------     -------------     ----------      ------------
   Net expenses                                         $   871,922     $     989,696     $  329,453      $  1,515,648
                                                        -----------     -------------     ----------      ------------
    Net investment income (loss)                        $   712,184     $    (148,628)    $1,535,138      $  1,716,668
                                                        -----------     -------------     ----------      ------------
REALIZED AND UNREALIZED GAIN
(LOSS) ON INVESTMENTS AND
FOREIGN CURRENCY TRANSACTIONS:
 Net realized gain (loss) from:
  Investments                                           $ 8,947,046     $  (5,104,185)    $ (784,959)     $ 10,524,507
  Forward foreign currency contracts and other
   assets and liabilities denominated in
   foreign currencies                                             -                 -              -                 -
                                                        -----------     -------------     ----------      ------------
                                                        $ 8,947,046     $  (5,104,185)    $ (784,959)     $ 10,524,507
                                                        -----------     -------------     ----------      ------------
 Change in net unrealized gain or loss from:
  Investments                                           $ 8,855,890     $  (5,230,311)    $7,027,190      $ (9,894,401)
  Futures contracts                                               -           (41,028)             -                 -
  Forward foreign currency contracts and other
   assets and liabilities denominated in
   foreign currencies                                             -                 -              -                 -
                                                        -----------     -------------     ----------      ------------
                                                        $ 8,855,890     $  (5,271,339)    $7,027,190      $ (9,894,401)
                                                        -----------     -------------     ----------      ------------
  Net gain (loss) on investments and foreign
   currency transactions                                $17,802,936     $ (10,375,524)    $6,242,231      $    630,106
                                                        -----------     -------------     ----------      ------------
  Net increase (decrease) in net assets
   resulting from operations                            $18,515,120     $ (10,524,152)    $7,777,369      $  2,346,774
                                                        -----------     -------------     ----------      ------------


82    The accompanying notes are an integral part of these financial statements.

Pioneer Variable Contracts Trust                PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

    Pioneer                                          Pioneer         Pioneer         Pioneer         Pioneer
    Equity-         Pioneer          Pioneer        Strategic      Swiss Franc       America          Money
     Income         Balanced       High Yield         Income           Bond           Income         Market
 VCT Portfolio   VCT Portfolio    VCT Portfolio   VCT Portfolio   VCT Portfolio   VCT Portfolio   VCT Portfolio

   Year Ended      Year Ended    5/1/00 through     Year Ended      Year Ended      Year Ended     Year Ended
    12/31/00        12/31/00        12/31/00         12/31/00        12/31/00        12/31/00       12/31/00
  $ 5,696,290     $  613,582       $    7,188       $       -     $          -     $        -      $        -
      163,328      1,987,000          299,486         226,786        1,475,263      1,771,762       2,106,233
  -----------     ----------       ----------       ---------     ------------     ----------      ----------
  $ 5,859,618     $2,600,582       $  306,674       $ 226,786     $  1,475,263     $1,771,762      $2,106,233
  -----------     ----------       ----------       ---------     ------------     ----------      ----------
  $ 1,225,993     $  420,170       $   19,099       $  16,663     $    238,107     $  142,478      $  165,836
          580            842              492             729              735            954             732
        7,812              -                -               -                -              -               -
       40,893         50,441           21,003          29,806           29,995         29,903          29,996
       48,862         25,628            9,351           7,972           37,760         16,154          21,699
       16,920         13,886           13,294          16,491           16,196         14,785           9,516
        4,646          8,312            3,978           1,684            9,326          6,139          15,372
          722            674              465             733              914            696             376
        4,683          7,830            1,426           2,244            6,712          5,926           9,956
  -----------     ----------       ----------       ---------     ------------     ----------      ----------
  $ 1,351,111     $  527,783       $   69,108       $  76,322     $    339,745     $  217,035      $  253,483
            -              -          (32,379)        (42,926)               -              -               -
       (1,233)        (1,758)               -          (1,351)          (1,158)        (6,241)         (2,892)
  -----------     ----------       ----------       ---------     ------------     ----------      ----------
  $ 1,349,878     $  526,025       $   36,729       $  32,045     $    338,587     $  210,794      $  250,591
  -----------     ----------       ----------       ---------     ------------     ----------      ----------
  $ 4,509,740     $2,074,557       $  269,945       $ 194,741     $  1,136,676     $1,560,968      $1,855,642
  -----------     ----------       ----------       ---------     ------------     ----------      ----------
  $ 9,709,950     $  790,703       $  155,792       $ (31,331)    $ (1,880,188)    $ (597,230)     $   (2,402)
            -              -                -          (7,342)        (168,461)             -               -
  -----------     ----------       ----------       ---------     ------------     ----------      ----------
  $ 9,709,950     $  790,703       $  155,792       $ (38,673)    $ (2,048,649)    $ (597,230)     $   (2,402)
  -----------     ----------       ----------       ---------     ------------     ----------      ----------
  $ 9,311,714     $  509,443       $ (500,336)      $ (30,797)    $    365,083     $1,888,734      $        -
            -              -                -               -                -              -               -
            -              -                -           1,225          166,645              -               -
  -----------     ----------       ----------       ---------     ------------     ----------      ----------
  $ 9,311,714     $  509,443       $ (500,336)      $ (29,572)    $    531,728     $1,888,734      $        -
  -----------     ----------       ----------       ---------     ------------     ----------      ----------
  $19,021,664     $1,300,146       $ (344,544)      $ (68,245)    $ (1,516,921)    $1,291,504      $   (2,402)
  -----------     ----------       ----------       ---------     ------------     ----------      ----------
  $23,531,404     $3,374,703       $  (74,599)      $ 126,496     $   (380,245)    $2,852,472      $1,853,240
  -----------     ----------       ----------       ---------     ------------     ----------      ----------


  The accompanying notes are an integral part of these financial statements.  83

Pioneer Variable Contracts Trust                PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                    Pioneer                                                          Pioneer
                                                    Emerging                          Pioneer                     International
                                             Markets VCT Portfolio             Europe VCT Portfolio            Growth VCT Portfolio

                                              Year            Year            Year           Year          Year            Year
                                              Ended          Ended           Ended          Ended          Ended          Ended
                                            12/31/00        12/31/99        12/31/00       12/31/99      12/31/00        12/31/99
FROM OPERATIONS:
Net investment income (loss)             $   (104,452)   $    (14,131)   $    (62,040)  $    42,850   $     67,097    $    261,533
Net realized gain (loss) on investments    (4,050,335)        381,443      (2,919,369)      (14,216)     3,745,360      (1,829,192)
Change in net unrealized gain or loss on
 investments                               (5,241,025)      2,029,032      (2,701,253)    2,774,510    (19,432,791)     22,680,384
                                         ------------    ------------    ------------   -----------   ------------    ------------
  Net increase (decrease) in net
   assets resulting from operations      $ (9,395,812)   $  2,396,344    $ (5,682,662)  $ 2,803,144   $(15,620,334)   $ 21,112,725
                                         ------------    ------------    ------------   -----------   ------------    ------------
DISTRIBUTIONS TO
SHAREHOLDERS:
Net investment income
 Class I                                 $          -    $          -    $    (43,148)  $         -   $   (514,506)   $   (653,271)
 Class II                                           -               -               -             -              -               -
Net realized gain
 Class I                                     (380,527)              -         (18,572)       (4,510)             -               -
 Class II                                      (2,990)              -               -             -              -               -
Tax return of capital
 Class I                                            -               -               -             -              -               -
 Class II                                           -               -               -             -              -               -
                                         ------------    ------------    ------------   -----------   ------------    ------------
  Total distributions to shareowners     $   (383,517)   $          -    $    (61,720)  $    (4,510)  $   (514,506)   $   (653,271)
                                         ------------    ------------    ------------   -----------   ------------    ------------
FROM FUND SHARE
TRANSACTIONS:
Net proceeds from sale of shares         $ 27,231,365    $  8,263,933    $ 38,158,236   $10,499,445   $ 54,943,848    $ 10,290,815
Reinvestment of distributions                 383,516               -          61,720         4,510        514,506         653,271
Cost of shares repurchased                (12,249,884)     (1,114,326)    (26,736,458)   (2,187,787)   (60,135,831)    (13,736,536)
                                         ------------    ------------    ------------   -----------   ------------    ------------
  Net increase (decrease) in net
   assets resulting from fund share
   transactions                          $ 15,364,997    $  7,149,607    $ 11,483,498   $ 8,316,168   $ (4,677,477)   $ (2,792,450)
                                         ------------    ------------    ------------   -----------   ------------    ------------
  Net increase (decrease) in net
   assets                                $  5,585,668    $  9,545,951    $  5,739,116   $11,114,802   $(20,812,317)   $ 17,667,004
                                         ------------    ------------    ------------   -----------   ------------    ------------
NET ASSETS:
Beginning of period                         9,678,724         132,773      12,734,688     1,619,886     69,192,043      51,525,039
                                         ------------    ------------    ------------   -----------   ------------    ------------
End of period                            $ 15,264,392    $  9,678,724    $ 18,473,804   $12,734,688   $ 48,379,726    $ 69,192,043
                                         ------------    ------------    ------------   -----------   ------------    ------------
Accumulated net investment income
 (loss), end of period                   $     (4,126)   $          -    $    (80,172)  $    40,763   $     49,475    $    513,942
                                         ------------    ------------    ------------   -----------   ------------    ------------


84    The accompanying notes are an integral part of these financial statements.

Pioneer Variable Contracts Trust                PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

    Pioneer
   Science &                 Pioneer                           Pioneer                           Pioneer
   Technology                Mid-Cap                            Growth                         Real Estate
 VCT Portfolio         Value VCT Portfolio               Shares VCT Portfolio              Growth VCT Portfolio

     5/1/00           Year             Year              Year             Year             Year             Year
    through           Ended            Ended            Ended             Ended            Ended           Ended
    12/31/00        12/31/00         12/31/99          12/31/00         12/31/99         12/31/00         12/31/99
 $    (39,967)   $     712,184    $     883,670     $    (148,628)   $    (103,420)    $  1,535,138     $  1,580,958
     (927,170)       8,947,046        7,085,784        (5,104,185)      12,406,777         (784,959)      (5,736,257)

   (3,187,977)       8,855,890        5,641,059        (5,271,339)      (4,347,904)       7,027,190        2,877,643
 ------------    -------------    -------------     -------------    -------------     ------------     ------------

 $ (4,155,114)   $  18,515,120    $  13,610,513     $ (10,524,152)   $   7,955,453     $  7,777,369     $ (1,277,656)
 ------------    -------------    -------------     -------------    -------------     ------------     ------------




 $          -    $    (816,800)   $    (973,218)    $           -    $     (32,449)    $ (1,334,179)    $ (1,455,528)
            -           (9,592)               -                 -                -          (23,440)               -
            -       (7,092,615)               -       (11,952,405)        (196,043)               -         (296,057)
            -          (83,291)               -            (7,803)               -                -                -
            -                -                -                 -                -         (219,070)        (188,957)
            -                -                -                 -                -           (3,836)               -
 ------------    -------------    -------------     -------------    -------------     ------------     ------------
 $          -    $  (8,002,298)   $    (973,218)    $ (11,960,208)   $    (228,492)    $ (1,580,525)    $ (1,940,542)
 ------------    -------------    -------------     -------------    -------------     ------------     ------------




 $ 13,751,467    $  13,465,491    $  16,620,793     $  12,647,950    $  83,962,925     $  8,177,271     $  4,899,901
            -        8,002,299          973,218        11,960,207          228,492        1,580,525        1,940,542
   (1,851,140)     (39,097,233)     (23,064,581)      (58,795,936)     (14,858,324)      (9,520,143)     (10,883,722)
 ------------    -------------    -------------     -------------    -------------     ------------     ------------



 $ 11,900,327    $ (17,629,443)   $  (5,470,570)    $ (34,187,779)   $  69,333,093     $    237,653     $ (4,043,279)
 ------------    -------------    -------------     -------------    -------------     ------------     ------------
 $  7,745,213    $  (7,116,621)   $   7,166,725     $ (56,672,139)   $  77,060,054     $  6,434,497     $ (7,261,477)
 ------------    -------------    -------------     -------------    -------------     ------------     ------------



      100,000      120,526,223      113,359,498       162,730,332       85,670,278       28,317,839       35,579,316
 ------------    -------------    -------------     -------------    -------------     ------------     ------------
 $  7,845,213    $ 113,409,602    $ 120,526,223     $ 106,058,193    $ 162,730,332     $ 34,752,336     $ 28,317,839
 ------------    -------------    -------------     -------------    -------------     ------------     ------------


 $          -    $     712,379    $   1,047,541     $           -    $           -     $     63,840     $     79,352
 ------------    -------------    -------------     -------------    -------------     ------------     ------------


  The accompanying notes are an integral part of these financial statements.  85

Pioneer Variable Contracts Trust
--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                       Pioneer                     Pioneer               Pioneer
                                       Pioneer Fund                 Equity-Income                  Balanced             High Yield
                                      VCT Portfolio                 VCT Portfolio               VCT Portfolio         VCT Portfolio

                                   Year          Year            Year           Year         Year            Year         5/1/00
                                  Ended          Ended           Ended          Ended        Ended          Ended        Through
                                 12/31/00      12/31/99        12/31/00       12/31/99     12/31/00        12/31/99      12/31/00
FROM OPERATIONS:
Net investment income         $  1,716,668   $  1,260,568   $  4,509,740   $  4,495,087  $  2,074,557   $ 2,544,230   $   269,945
Net realized gain (loss) on
 investments                    10,524,507        943,556      9,709,950     15,265,131       790,703       691,294       155,792
Change in net unrealized
 gain or loss on
 investments                    (9,894,401)    20,385,097      9,311,714    (17,458,854)      509,443    (1,486,313)     (500,336)
                              ------------   ------------   ------------   ------------  ------------   -----------   -----------
  Net increase (decrease)
   in net assets resulting
   from operations            $  2,346,774   $ 22,589,221   $ 23,531,404   $  2,301,364  $  3,374,703   $ 1,749,211   $   (74,599)
                              ------------   ------------   ------------   ------------  ------------   -----------   -----------
DISTRIBUTIONS TO
SHAREHOLDERS:
Net investment income:
 Class I                      $ (1,696,202)  $ (1,272,868)  $ (4,384,763)  $ (4,351,482) $ (2,079,355)  $(2,554,424)  $  (268,402)
 Class II                           (9,458)             -        (89,833)        (1,074)            -             -             -
Net realized gain
 Class I                        (1,229,510)      (166,945)   (15,066,697)    (6,090,521)            -             -             -
 Class II                           (1,252)             -       (187,560)             -             -             -             -
Tax return of capital
 Class I                                 -              -              -              -             -             -             -
                              ------------   ------------   ------------   ------------  ------------   -----------   -----------
  Total distributions to
   shareholders               $ (2,936,422)  $ (1,439,813)  $(19,728,853)  $(10,443,077) $ (2,079,355)  $(2,554,424)  $  (268,402)
                              ------------   ------------   ------------   ------------  ------------   -----------   -----------
FROM FUND SHARE
TRANSACTIONS:
Net proceeds from sale of
 shares                       $ 40,184,192   $100,763,579   $ 11,927,576   $ 34,058,957  $  2,024,609   $11,606,417   $ 7,818,141
Reinvestment of distributions    2,936,422      1,439,813     19,728,856     10,443,077     2,079,356     2,554,424       238,138
Cost of shares repurchased     (22,456,508)    (8,285,561)   (71,639,851)   (13,779,546)  (18,522,549)   (7,617,190)   (1,364,723)
                              ------------   ------------   ------------   ------------  ------------   -----------   -----------
  Net increase (decrease)
   in net assets resulting
   from fund share
   transactions               $ 20,664,106   $ 93,917,831   $(39,983,419)  $ 30,722,488  $(14,418,584)  $ 6,543,651   $ 6,691,556
                              ------------   ------------   ------------   ------------  ------------   -----------   -----------
  Net increase (decrease)
   in net assets              $ 20,074,458   $115,067,239   $(36,180,868)  $ 22,580,775  $(13,123,236)  $ 5,738,438   $ 6,348,555
                              ------------   ------------   ------------   ------------  ------------   -----------   -----------
NET ASSETS:
Beginning of period            204,927,336     89,860,097    226,556,991    203,976,216    72,668,607    66,930,169       500,000
                              ------------   ------------   ------------   ------------  ------------   -----------   -----------
End of period                 $225,001,794   $204,927,336   $190,376,123   $226,556,991  $ 59,545,371   $72,668,607   $ 6,848,555
                              ------------   ------------   ------------   ------------  ------------   -----------   -----------
Accumulated net investment
 income (loss), end of
 period                       $     10,705   $          -   $    859,955   $    489,191  $     14,829   $    17,111   $     1,543
                              ------------   ------------   ------------   ------------  ------------   -----------   -----------


86    The accompanying notes are an integral part of these financial statements.

Pioneer Variable Contracts Trust
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

           Pioneer                        Pioneer                         Pioneer                           Pioneer
          Strategic                     Swiss Franc                       America                        Money Market
    Income VCT Portfolio            Bond VCT Portfolio              Income VCT Portfolio                 VCT Portfolio
     Year          7/29/99          Year            Year            Year             Year            Year             Year
     Ended           to            Ended           Ended            Ended           Ended            Ended            Ended
   12/31/00       12/31/99        12/31/00        12/31/99        12/31/00         12/31/99        12/31/00         12/31/99
  $  194,741     $   26,171    $  1,136,676    $   1,421,093    $  1,560,968    $   1,697,060   $    1,855,642   $   1,228,155

     (38,673)       (10,876)     (2,048,649)      (1,972,390)       (597,230)        (239,584)          (2,402)              -


     (29,572)        (6,296)        531,728       (5,879,078)      1,888,734       (2,217,780)               -               -
  ----------     ----------    ------------    -------------    ------------    -------------   --------------   -------------


  $  126,496     $    8,999    $   (380,245)   $  (6,430,375)   $  2,852,472    $    (760,304)  $    1,853,240   $   1,228,155
  ----------     ----------    ------------    -------------    ------------    -------------   --------------   -------------




  $ (199,199)    $  (26,197)   $          -    $           -    $ (1,560,968)   $  (1,697,060)  $   (1,855,642)  $  (1,228,155)
           -              -               -                -               -                -                -               -
           -              -               -                -               -          (26,567)               -               -
           -              -               -                -               -                -                -               -
           -         (4,007)              -         (282,586)              -                -                -               -
  ----------     ----------    ------------    -------------    ------------    -------------   --------------   -------------

  $ (199,199)    $  (30,204)   $          -    $    (282,586)   $ (1,560,968)   $  (1,723,627)  $   (1,855,642)  $  (1,228,155)
  ----------     ----------    ------------    -------------    ------------    -------------   --------------   -------------





  $2,908,527     $1,145,407    $  1,859,438    $  19,177,149    $  2,994,288    $  12,694,085   $  105,814,298   $  53,414,674
     144,687         30,204               -          282,586       1,560,851        1,723,627        1,854,782       1,228,155
    (959,078)       (10,702)     (9,136,134)     (10,252,079)     (9,834,191)     (10,976,618)    (108,033,959)    (38,793,023)
  ----------     ----------    ------------    -------------    ------------    -------------   --------------   -------------



  $2,094,136     $1,164,909    $ (7,276,696)   $   9,207,656    $ (5,279,052)   $   3,441,094   $     (364,879)  $  15,849,806
  ----------     ----------    ------------    -------------    ------------    -------------   --------------   -------------

  $2,021,433     $1,143,704    $ (7,656,941)   $   2,494,695    $ (3,987,548)   $     957,163   $     (367,281)  $  15,849,806
  ----------     ----------    ------------    -------------    ------------    -------------   --------------   -------------



   1,243,704        100,000      43,668,464       41,173,769      29,778,914       28,821,751       37,346,671      21,496,865
  ----------     ----------    ------------    -------------    ------------    -------------   --------------   -------------
  $3,265,137     $1,243,704    $ 36,011,523    $  43,668,464    $ 25,791,366    $  29,778,914   $   36,979,390   $  37,346,671
  ----------     ----------    ------------    -------------    ------------    -------------   --------------   -------------



  $    1,275     $   (1,259)   $   (385,143)   $    (427,989)   $        184    $           -   $            -   $           -
  ----------     ----------    ------------    -------------    ------------    -------------   --------------   -------------


  The accompanying notes are an integral part of these financial statements.  87

Pioneer Variable Contracts Trust
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 12/31/00
--------------------------------------------------------------------------------

1. Organization and Significant Accounting Policies

Pioneer Variable Contracts Trust (the Trust) is a Delaware business trust registered under the Investment Company Act of 1940 as an open-end management investment company. The Trust consists of fifteen diversified and non-diversified separate portfolios (collectively, the Portfolios, individually the Portfolio) as follows:

Divrsified Portfolios:

   Pioneer Emerging Markets VCT Portfolio (Emerging Markets Portfolio), Pioneer Europe VCT Portfolio (Europe Portfolio), Pioneer International Growth VCT Portfolio (International Growth Portfolio), Pioneer Mid-Cap Value VCT Portfolio (Mid-Cap Value Portfolio), Pioneer Growth Shares VCT Portfolio (Growth Shares Portfolio), Pioneer Fund VCT Portfolio (Fund Portfolio), Pioneer Equity-Income VCT Portfolio (Equity-Income Portfolio), Pioneer Balanced VCT Portfolio (Balanced Portfolio), Pioneer Strategic Income VCT Portfolio (Strategic Income Portfolio), Pioneer Swiss Franc Bond VCT Portfolio (Swiss Franc Bond Portfolio), Pioneer America Income VCT Portfolio (America Income Portfolio), Pioneer Money Market VCT Portfolio (Money Market Portfolio).

Non-diversified Portfolios:

   Pioneer Science & Technology VCT Portfolio (Science & Technology Portfolio), Pioneer Real Estate Growth VCT Portfolio (Real Estate Growth Portfolio), Pioneer High Yield VCT Portfolio (High Yield Portfolio),

   Portfolio shares may only be purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts.

   The investment objective of Emerging Markets Portfolio, Europe Portfolio and International Growth Portfolio is to seek long-term capital growth. Science & Technology Portfolio seeks capital appreciation by investing primarily in stocks of companies expected to benefit from the development, advancement or use of science or technology. Mid-Cap Value Portfolio and Growth Shares Portfolio seek capital appreciation. Real Estate Growth Portfolio pursues long-term capital growth, with income as a secondary objective. Fund Portfolio seeks reasonable income and growth of capital. Equity-Income Portfolio seeks current income and long-term capital growth. Balanced Portfolio's investment objectives are capital growth and current income. High Yield Portfolio seeks to maximize total return through a combination of income and capital appreciation. Strategic Income Portfolio seeks to produce a high level of current income. Swiss Franc Bond Portfolio invests to approximate the performance of the Swiss franc relative to the U.S. dollar while earning reasonable income. America Income Portfolio seeks a high level of current income as consistent with preservation of capital. Money Market Portfolio invests for current income consistent with preserving capital and providing liquidity.

   The Trust's financial statements have been prepared in conformity with accounting principles generally accepted in the United States that require the management of the Trust to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Trust, which are in conformity with those generally accepted in the investment company industry:

A. Security Valuation

   Security transactions are recorded as of trade date. Net asset values for the portfolios are computed once daily, on each day the New York Stock Exchange is open, as of the close of regular trading on the Exchange. In computing the net asset values, securities are valued at the last sale price on the principal exchange where they are traded. Securities that have not traded on the date of valuation, or securities for which sale prices are not generally reported, are valued at the mean between the last bid and asked prices. Trading in foreign equity securities is substantially completed each day at various times prior to the close of the New York Stock Exchange. The value of such securities used in computing the net asset value of the Portfolio's shares are determined as of such times.

   Fixed income securities are valued at prices supplied by independent pricing services, which consider such factors as Treasury spreads, yields, maturities and ratings. Valuations may be supplemented by dealers and other sources, as required. Securities for which market quotations are not readily available are valued at their fair values as determined by, or under the direction of, the Board of Trustees.

   As required, effective January 1, 2001, the Portfolios will adopt the provisions of the AICPA Audit and Accounting Guide for Investment Companies and will amortize discount and premium on all debt securities. This change will have no impact on the Portfolios' total net assets and, (except for the Swiss Franc Bond Portfolio for which the reclassification will amount to $556,223) is expected to result in an immaterial reduction in the cost of securities and a corresponding increase in net unrealized appreciation based on securities held by the Portfolios on December 31, 2000.

Pioneer Variable Contracts Trust
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

   Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Portfolio is informed of the ex-dividend data in the exercise of reasonable diligence. Interest income, including interest on income bearing cash accounts, is recorded on the accrual basis, net of unrecoverable foreign taxes withheld at the applicable country rates. Temporary cash investments are valued at amortized cost.

   Gains and losses from sales on investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

   Because the Real Estate Growth Portfolio may invest a substantial portion of its assets in Real Estate Investment Trusts (REITs), the Portfolio may be subject to certain risks associated with direct investments in REITs. REITs may be affected by changes in the value of their underlying properties and by defaults by borrowers or tenants. REITs depend generally on their ability to generate cash flow to make distributions to shareholders, and certain REITs have self-liquidation provisions by which mortgages held may be paid in full and distributions of capital returns may be made at any time. In addition, the performance of a REIT may be affected by its failure to qualify for tax-free pass-through of income under the Internal Revenue Code or its failure to maintain exemption from registration under the Investment Company Act of 1940.

   Emerging Markets and International Growth Portfolios' investments in emerging markets or countries with limited or developing markets may subject the Portfolios to a greater degree of risk than in a developed market. Risks associated with these developing markets include political, social or economic factors and may affect the price of the Portfolios' investments and income generated by these investments, as well as the Portfolios' ability to repatriate such amounts. In addition, delays are common in registering transfers of securities in certain foreign countries, such as India, and the Portfolios may be unable to sell portfolio securities until the registration process is completed.

   In addition, certain Portfolios such as Science & Technology Portfolio and High Yield Portfolio have concentrations in certain asset types which may subject the Portfolios to additional risks. Further description of these risks is included in the Trust's Prospectus.

B. Futures Contracts

   The Portfolios may enter into futures transactions to hedge against changes in interest rates, securities prices, and currency rates or to seek to increase total return. Upon entering into a futures contract, the Portfolios are required to deposit with a broker an amount of cash or securities equal to the minimum "initial margin" requirements of the associated futures exchange. Subsequent payments for futures contracts ("variation margin") are paid or received by the Portfolios, depending on the daily fluctuation in the value of the contracts, and are recorded by the Portfolios as unrealized gains or losses. When the contract is closed, the Portfolios realize a gain or loss equal to the difference between the opening and closing value of the contract. The use of futures contracts involves, to varying degrees, elements of market risk which may exceed the amounts recognized by the Portfolios. Changes in the value of the contracts may not directly correlate to the changes in the value of the underlying securities. These risks may decrease the effectiveness of the Portfolio's hedging and trading strategies and potentially result in a loss. As of December 31, 2000, open contracts were as follows:

-----------------------------------------------------------------------------------------------
                                     Number of
                                     Contracts      Settlement        Market         Unrealized
 Portfolio            Type         Long/(Short)        Month          Value         Gain/(Loss)
-----------------------------------------------------------------------------------------------
 Europe VCT     Euro Stoxx 50          25             3/01        $1,129,618        $ 27,065
 Growth VCT     S&P 500                10             3/01        $3,337,500        $(41,028)
-----------------------------------------------------------------------------------------------

C. Foreign Currency Translation

   The books and records of the Portfolios are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

   Net realized gains and losses on foreign currency transactions represent, among other things, the net realized gains and losses on foreign currency contracts, disposition of foreign currencies, and the difference between the amount of income accrued and the U.S. dollar actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated in the statement of operations from the effects of changes in market price of those securities but are included with the net realized and unrealized gain or loss on investments.

Pioneer Variable Contracts Trust
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 12/31/00                               (continued)
--------------------------------------------------------------------------------

D. Forward Foreign Currency Contracts

   Certain Portfolios are authorized to enter into forward foreign currency contracts (contracts) for the purchase or sale of a specific foreign currency at a fixed price on a future date as a hedge or cross-hedge against either specific investment transactions (settlement hedges) or portfolio positions (portfolio hedges). All contracts are marked to market daily at the applicable exchange rates, and any resulting unrealized gains or losses are recorded in the Portfolios' financial statements. The Portfolios record realized gains and losses at the time a portfolio hedge is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar (see Note 9).

E. Taxes

   It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

   In addition to the requirements of the Internal Revenue Code, the Portfolios may also be required to pay local taxes on the recognition of capital gains and/or the repatriation of foreign currencies in certain countries. During the year ended December 31, 2000, Emerging Markets Portfolio paid $47,798 in such taxes.

   In determining the daily net asset value, the Portfolios estimate the reserve for such taxes, if any, associated with investments in certain countries. The estimated reserve for capital gains is based on the net unrealized appreciation on certain portfolio securities, the holding period of such securities and the related tax rates, tax loss carryforward (if applicable) and other such factors. The estimated reserve for repatriation of foreign currencies is based on principal balances and/or unrealized appreciation of applicable securities, the holding period of such investments and the related tax rates and other such factors. As of December 31, 2000, the Portfolios had no reserves related to capital gains taxes or taxes on the repatriation of foreign currencies.

   The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with income tax rules. Therefore, the source of each Portfolio's distributions may be shown in the accompanying financial statements as either from or in excess of net investment income or net realized gain on investment transactions, or from paid-in capital, depending on the type of book/tax differences that may exist.

   A portion of the dividend income recorded by the Real Estate Growth Portfolio is from distributions by publicly traded REITs, and such distributions for tax purposes may also consist of capital gains and return of capital. The actual return of capital and capital gains portions of such distributions will be determined by formal notifications from the REITs subsequent to the calendar year-end. Distributions received from the REITs that are determined to be a return of capital, are recorded by the Trust as a reduction of the cost basis of the securities held.

   Capital loss carryovers are available to offset future realized capital gains. At December 31, 2000, certain Portfolios had capital loss carryovers as follows:

-----------------------------------------------------------------------
                                                            Year of
 Portfolio                               Amount           Expiration
-----------------------------------------------------------------------
 International Growth Portfolio       $2,465,434             2007
 Real Estate Growth Portfolio          5,300,018      2007 through 2008
 Growth Portfolio                      4,132,926             2008
 Balanced Portfolio                    1,247,820             2006
 Strategic Income Portfolio               27,018      2007 through 2008
 Swiss Franc Bond Portfolio              765,172      2005 through 2008
 Europe Portfolio                       837,566              2008
 American Income Portfolio               836,998      2007 through 2008
 Emerging Markets Portfolio            2,148,098             2008
 Science & Technology Portfolio          266,699             2008
-----------------------------------------------------------------------

Pioneer Variable Contracts Trust
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

   In order to comply with federal income tax regulations, certain Portfolios have designated the following amounts as capital gains dividends for the purpose of the dividend paid deduction:

-------------------------------------------------------------------------------------------------
 Portfolio                                                                               Amount
-------------------------------------------------------------------------------------------------
 Mid-Cap Value Portfolio                                                               $9,330,438
 Fund Portfolio                                                                         7,365,965
 Equity Income Portfolio                                                                9,709,950
-------------------------------------------------------------------------------------------------

   At December 31, 2000, certain Portfolios made reclassifications as described below. These reclassifications have no impact on the net asset values of the respective Portfolios and are designed to present the Portfolios' capital accounts on a tax basis.

-------------------------------------------------------------------------------------------------
                                         Accumulated Net        Accumulated Realize      Paid-in
 Portfolio                           Investment Income/Loss           Gain/Loss          Capital
-------------------------------------------------------------------------------------------------
 Emerging Markets Portfolio                 $  100,326                 $ 95,645         $(195,971)
 Europe Portfolio                              (15,747)                  15,747                 -
 Mid-Cap Value                                (220,954)                 221,503              (549)
 International Growth Portfolio                (17,058)                  17,058                 -
 Growth Shares Portfolio                       148,628                      851          (149,479)
 Real Estate Growth Portfolio                 (193,031)                 190,175             2,856
 Fund Portfolio                                   (303)                     400               (97)
 Equity-Income Portfolio                       335,620                 (335,620)                -
 Balanced Portfolio                              2,516                   (2,516)                -
 Science & Technology Portfolio                 39,967                        -           (39,967)
 Strategic Income Portfolio                      6,992                   19,300           (26,292)
 Swiss Franc Bond Portfolio                 (1,093,830)               1,679,491          (585,661)
 America Income Portfolio                          184                     (184)                -
-------------------------------------------------------------------------------------------------

F. Portfolio Shares

   The Portfolios record sales and repurchases of their fund shares as of trade date. Certain insurance companies paid Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Trust and an indirect subsidiary of UniCredito Italiano S.p.A (UniCredito Italiano), $2,043,136 in commissions on the sale of trust shares for the year ended December 31, 2000. The High Yield, Strategic Income, America Income and Money Market Portfolios declare as daily dividends substantially all of their respective net investment income. All dividends are paid on a monthly basis. Short-term capital gain distributions, if any, may be declared with the daily dividends. Dividends and distributions to shareholders are recorded on the ex-dividend date.

G. Repurchase Agreements

   With respect to repurchase agreements entered into by the Portfolios, the value of the underlying securities (collateral), including accrued interest received from counterparties, is required to be at least equal to or in excess of the value of the repurchase agreement at the time of purchase. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Fund's custodian, or subcustodians. The Trust's investment adviser, Pioneer Investment Management, Inc. (PIM), is responsible for determining that the value of the collateral remains at least equal to the repurchase price.

Pioneer Variable Contracts Trust
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 12/31/00                               (continued)
--------------------------------------------------------------------------------

2. Management Agreement

PIM manages the Portfolios, and is a majority owned subsidiary of UniCredito Italiano. Management fees are calculated daily at the following annual rates:

--------------------------------------------------------------------
                                     Management Fee as a Percentage
                                      of each Portfolio's Average
 Portfolio                                  Daily Net Assets
--------------------------------------------------------------------
 Emerging Markets Portfolio                       1.15%
 Europe Portfolio                                 1.00%
 International Growth Portfolio                   1.00%
 Science & Technology Portfolio                   0.75%
 Mid-Cap Value Portfolio                          0.65%
 Growth Shares Portfolio                          0.70%
 Real Estate Growth Portfolio                     0.80%
 Fund Portfolio                                   0.65%
 Equity-Income Portfolio                          0.65%
 Balanced Portfolio                               0.65%
 High Yield Portfolio                             0.65%
 Strategic Income Portfolio                       0.65%
 Swiss Franc Bond Portfolio                       0.65%
 America Income Portfolio                         0.55%
 Money Market Portfolio                           0.50%
--------------------------------------------------------------------

PIM has agreed not to impose a portion of its management fees and to assume other operating expenses for certain Portfolios to the extent necessary to limit expenses of Class I shares to the following percentages of the Portfolios' average daily net assets attributable to Class I shares:

--------------------------------------------------------------------
                                        Expense Limitation as a
                                     Percentage of each Portfolio's
 Portfolio                              Average Daily Net Assets
--------------------------------------------------------------------
 Emerging Markets Portfolio                       1.75%
 Europe Portfolio                                 1.50%
 International Growth Portfolio                   1.50%
 Science & Technology Portfolio                   1.25%
 Growth Shares Portfolio                          1.25%
 Real Estate Growth Portfolio                     1.25%
 Fund Portfolio                                   1.25%
 High Yield Portfolio                             1.25%
 Strategic Income Portfolio                       1.25%
 Swiss Franc Bond Portfolio                       1.25%
 America Income Portfolio                         1.25%
 Money Market Portfolio                           1.00%
--------------------------------------------------------------------

Prior to June 15, 2000, PIM had agreed not to impose a portion of its management fee to the extent necessary to reduce Growth Share Portfolio's fee from 0.70% to 0.65% of the Portfolio's average daily net assets.

Pioneer Variable Contracts Trust
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Portfolios. At December 31, 2000, the following amounts were payable to PIM related to management fees, administrative fees and certain other services:

---------------------------------------------
 Portfolio                             Amount
---------------------------------------------
 Emerging Markets Portfolio            $4,187
 International Growth Portfolio        44,347
 Europe Portfolio                       6,766
 Mid-Cap Value Portfolio               62,054
 Growth Shares Portfolio               67,277
 Real Estate Growth Portfolio          24,965
 Fund Portfolio                       125,005
 Equity-Income Portfolio              105,954
 Balanced Portfolio                    55,595
 Swiss Franc Bond Portfolio            21,564
 America Income Portfolio              14,497
 Money Market Portfolio                17,646
 High Yield Portfolio                   2,629
 Science & Technology Portfolio         2,650
 Strategic Income Portfolio             2,461
---------------------------------------------

3. Transfer Agent

Pioneering Services Corporation (PSC), a majority owned indirect subsidiary of UniCredito Italiano provides substantially all transfer agent and shareholder services to the Trust at negotiated rates. The following amounts in transfer agent fees payable to PSC were included in due to affiliates at December 31, 2000:

---------------------------------------------
 Portfolio                             Amount
---------------------------------------------
 Emerging Markets Portfolio             $183
 Europe Portfolio                         70
 International Growth Portfolio          528
 Science & Technology Portfolio           55
 Mid-Cap Value Portfolio                  75
 Growth Shares Portfolio                  52
 Real Estate Growth Portfolio            194
 Equity-Income Portfolio                  49
 Balanced Portfolio                      235
 High Yield Portfolio                     95
 Swiss Franc Bond Portfolio               68
 America Income Portfolio                255
 Strategic Income Portfolio               65
 Money Market Portfolio                   64
---------------------------------------------

Pioneer Variable Contracts Trust
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 12/31/00                               (continued)
--------------------------------------------------------------------------------

4. Distribution Plans

The Portfolios have adopted plans of distribution for Class II shares in accordance with Rule 12b-1 under the Investment Company Act of 1940. Under the plans, each Portfolio pays PFD a distribution fee of 0.25% of the average daily net assets attributable to Class II shares. The following amounts of distribution fees payable to PFD are included in due to affiliates at December 31, 2000:

-----------------------------------------------------------------------------------------------------------
 Portfolio                                                                                    Amount
-----------------------------------------------------------------------------------------------------------
 Emerging Markets Portfolio                                                                  $1,128
 Mid-Cap Value Portfolio                                                                        360
 Growth Shares Portfolio                                                                         49
 Real Estate Growth Portfolio                                                                   348
 Fund Portfolio                                                                                 511
 Equity-Income Portfolio                                                                      1,600
-----------------------------------------------------------------------------------------------------------

5. Expense Offsets

The Trust has entered into certain expense offset arrangements resulting in a reduction in the Portfolios' total expenses. For the year ended December 31, 2000, the Portfolios' expenses were reduced under such arrangements as follows:

-----------------------------------------------------------------------------------------------------------
 Portfolio                                                                                   Amount
-----------------------------------------------------------------------------------------------------------
 Emerging Markets Portfolio                                                                 $2,828
 Europe Portfolio                                                                            1,864
 International Growth Portfolio                                                              2,017
 Mid-Cap Value Portfolio                                                                       290
 Growth Shares Portfolio                                                                       234
 Real Estate Growth Portfolio                                                                2,151
 Fund Portfolio                                                                                555
 Equity-Income Portfolio                                                                     1,233
 Balanced Portfolio                                                                          1,758
 Strategic Income Portfolio                                                                  1,351
 Swiss Franc Bond Portfolio                                                                  1,158
 America Income Portfolio                                                                    6,241
 Money Market Portfolio                                                                      2,892
-----------------------------------------------------------------------------------------------------------

6. Aggregate Unrealized Appreciation and Depreciation

At December 31, 2000, the Portfolios' aggregate unrealized appreciation and depreciation based on cost for federal income tax purposes were as follows:

-----------------------------------------------------------------------------------------------------------
                                                          Gross             Gross         Net Appreciation/
                                       Tax Cost       Appreciation      Depreciation       (Depreciation)
-----------------------------------------------------------------------------------------------------------
 Emerging Markets Portfolio          $ 18,481,266     $   678,489      $  (4,479,510)     $   (3,801,021)
 Europe Portfolio                      20,079,808       1,292,424         (1,245,232)             47,192
 International Growth Portfolio        49,023,743       9,388,925         (8,350,428)          1,038,497
 Science & Technology Portfolio        11,465,305         348,086         (3,682,516)         (3,334,430)
 Mid-Cap Value Portfolio               98,554,096      22,240,467         (8,571,381)         13,669,086
 Growth Shares Portfolio              105,121,803      12,072,327         11,019,585           1,052,742
 Real Estate Growth Portfolio          29,809,159       4,712,499           (543,040)          4,169,459
 Fund Portfolio                       206,104,076      37,475,790        (17,215,478)         20,260,312
 Equity-Income Portfolio              149,811,297      48,558,990         (8,528,931)         40,030,059
 Balanced Portfolio                    54,878,902       7,815,446         (4,096,071)          3,719,375
 High Yield Portfolio                   7,883,731         154,189           (654,525)           (500,336)
 Strategic Income Portfolio             3,225,985          81,902           (120,704)            (38,802)
 Swiss Franc Bond Portfolio            37,550,687               -         (5,121,683)         (5,121,683)
 America Income Portfolio              25,639,405         386,393           (134,498)            251,895
-----------------------------------------------------------------------------------------------------------

Pioneer Variable Contracts Trust
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

7. Portfolio Transactions

The cost of purchases and the proceeds from sales of investments other than U.S. Government obligations and temporary cash investments for the year ended December 31, 2000 were as follows:

--------------------------------------------------------------------------------
 Portfolio                             Purchases          Sales
--------------------------------------------------------------------------------
 Emerging Markets Portfolio          $40,382,517      $ 25,298,771
 Europe Portfolio                     30,344,918        19,205,535
 International Growth Portfolio       34,743,652        37,917,418
 Science & Technology Portfolio       53,790,907        41,544,885
 Mid-Cap Value Portfolio              91,377,774       118,475,627
 Growth Shares Portfolio              80,852,475       125,477,366
 Real Estate Growth Portfolio          8,947,412        11,153,334
 Fund Portfolio                       54,602,300        40,304,770
 Equity-Income Portfolio              24,844,102        79,363,068
 Balanced Portfolio                    9,432,052        23,113,620
 High Yield Portfolio                  8,559,191           907,679
 Strategic Income Portfolio            3,371,904         1,274,070
 Swiss Franc Bond Portfolio            2,563,310         9,085,233
--------------------------------------------------------------------------------

The cost of purchases and the proceeds from sales of long-term U.S. Government obligations for the year ended December 31, 2000 were as follows:

--------------------------------------------------------------------------------
 Portfolio                            Purchases           Sales
--------------------------------------------------------------------------------
 Balanced Portfolio                  $ 4,848,366       $ 5,206,648
 Strategic Income Portfolio              672,419           483,431
 America Income Portfolio             14,245,803        18,475,776
--------------------------------------------------------------------------------

8. Capital Shares

At December 31, 2000, there were an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

                                    '00 Shares    '00 Amount     '99 Shares    '99 Amount
Emerging Markets Portfolio
 Class I:
 Shares sold                           992,499    $20,551,085     590,026    $  8,263,933
 Reinvestment of distributions          22,347        380,527                            -
 Shares repurchased                   (750,582)   (12,229,682)    (86,499)     (1,114,326)
                                      --------    -----------     -------    ------------
  Net increase                         264,264    $ 8,701,930     503,527    $  7,149,607
                                      --------    -----------     -------    ------------
 Class II:
 Shares sold                           482,908    $ 6,680,280
 Reinvestment of distributions             177          2,989
 Shares repurchased                     (1,564)       (20,202)
                                      --------    -----------
  Net increase                         481,521    $ 6,663,067
                                      --------    -----------
Europe Portfolio
 Class I:
 Shares sold                         2,914,531    $38,158,236      973,620    $ 10,499,445
 Reinvestment of distributions           4,596         61,720          432           4,510
 Shares repurchased                 (2,186,443)   (26,736,458)    (191,297)     (2,187,787)
                                    ----------    -----------     --------    ------------
  Net increase                         732,684    $11,483,498      782,755    $  8,316,168
                                    ----------    -----------     --------    ------------

Pioneer Variable Contracts Trust
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 12/31/00                               (continued)
--------------------------------------------------------------------------------

                                     '00 Shares      '00 Amount       '99 Shares      '99 Amount
International Growth Portfolio:
 Class I:
 Shares sold                          4,065,828    $  54,943,848         862,802    $  10,290,815
 Reinvestment of distributions           35,854          514,506          57,506          653,271
 Shares repurchased                  (4,511,816)     (60,135,831)     (1,198,328)     (13,736,536)
                                     ----------    -------------      ----------    -------------
  Net increase (decrease)              (410,134)   $  (4,677,477)       (278,020)   $  (2,792,450)
                                     ----------    -------------      ----------    -------------
Science & Technology Portfolio
 Class I:
 Shares sold                          1,265,215    $  13,751,467
 Shares repurchased                    (217,089)      (1,851,140)
                                     ----------    -------------
  Net increase                        1,048,126    $  11,900,327
                                     ----------    -------------
Mid-Cap Value Portfolio
 Class I:
 Shares sold                            720,014    $  11,638,379       1,046,011    $  16,620,793
 Reinvestment of distributions          511,605        7,909,415          59,093          973,218
 Shares repurchased                  (2,378,323)     (38,995,914)     (1,512,021)     (23,064,581)
                                     ----------    -------------      ----------    -------------
  Net decrease                       (1,146,704)   $ (19,448,120)       (406,917)   $  (5,470,570)
                                     ----------    -------------      ----------    -------------
 Class II:
 Shares sold                            109,715    $   1,827,112
 Reinvestment of distributions            6,008           92,884
 Shares repurchased                      (6,232)        (101,319)
                                     ----------    -------------
  Net increase                          109,491    $   1,818,677
                                     ----------    -------------
Growth Shares Portfolio
 Class I:
 Shares sold                            587,341    $  12,421,321       3,896,305    $  83,962,925
 Reinvestment of distributions          611,689       11,952,405          10,381          228,492
 Shares repurchased                  (2,866,906)     (58,789,070)       (694,532)     (14,858,324)
                                     ----------    -------------      ----------    -------------
  Net increase (decrease)            (1,667,876)   $ (34,415,344)      3,212,154    $  69,333,093
                                     ----------    -------------      ----------    -------------
 Class II:
 Shares sold                             10,942    $     226,628
 Reinvestment of distributions              397            7,803
 Shares repurchased                        (342)          (6,866)
                                     ----------    -------------
  Net increase                           10,997    $     227,565
                                     ----------    -------------
Real Estate Growth Portfolio
 Class I:
 Shares sold                            415,974    $   5,517,319         386,195    $   4,899,901
 Reinvestment of distributions          118,049        1,553,250         159,227        1,940,542
 Shares repurchased                    (659,630)      (8,534,743)       (854,641)     (10,883,722)
                                     ----------    -------------      ----------    -------------
  Net increase (decrease)              (125,607)   $  (1,464,174)       (309,219)   $  (4,043,279)
                                     ----------    -------------      ----------    -------------
 Class II:
 Shares sold                            193,580    $   2,659,952
 Reinvestment of distributions            1,929           27,275
 Shares repurchased                     (72,586)        (985,400)
                                     ----------    -------------
  Net increase                          122,923    $   1,701,827
                                     ----------    -------------

Pioneer Variable Contracts Trust
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                    '00 Shares      '00 Amount      '99 Shares     '99 Amount
Fund Portfolio
 Class I:
 Shares sold                         1,624,294    $  37,128,340     4,807,375    $ 100,763,579
 Reinvestment of distributions         126,135        2,925,712        67,587        1,439,813
 Shares repurchased                   (982,169)     (22,384,105)     (392,763)      (8,285,561)
                                     ---------    -------------     ---------    -------------
  Net increase                         768,260    $  17,669,947     4,482,199      $93,917,831
                                     ---------    -------------     ---------    -------------
 Class II:
 Shares sold                           130,465    $   3,055,852
 Reinvestment of distributions             470           10,710
 Shares repurchased                     (3,137)         (72,403)
                                     ---------    -------------
  Net increase                         127,798    $   2,994,159
                                     ---------    -------------
Equity-Income Portfolio
 Class I:
 Shares sold                           201,887    $   4,035,740     1,570,521    $  33,847,223
 Reinvestment of distributions       1,013,981       19,451,459       490,175       10,442,003
 Shares repurchased                 (3,593,530)     (71,244,782)     (645,785)     (13,747,268)
                                    ----------    -------------     ---------    -------------
  Net increase (decrease)           (2,377,662)   $ (47,757,583)    1,414,911    $  30,541,958
                                    ----------    -------------     ---------    -------------
 Class II:
 Shares sold                           392,360    $   7,891,836        10,044    $     211,734
 Reinvestment of distributions          14,230          277,397            52            1,074
 Shares repurchased                    (19,428)        (395,069)       (1,549)         (32,278)
                                    ----------    -------------     ---------    -------------
  Net increase                         387,162    $   7,774,164         8,547    $     180,530
                                    ----------    -------------     ---------    -------------
Balanced Portfolio
 Class I:
 Shares sold                           140,331    $   2,024,609       803,741    $  11,606,417
 Reinvestment of distributions         142,977        2,079,356       180,360        2,554,424
 Shares repurchased                 (1,282,119)     (18,522,549)     (532,051)      (7,617,190)
                                    ----------    -------------     ---------    -------------
  Net increase (decrease)             (998,811)   $ (14,418,584)      452,050    $   6,543,651
                                    ----------    -------------     ---------    -------------
High Yield Portfolio
 Class I:
 Shares sold                           760,084    $   7,818,141
 Reinvestment of distributions          23,466          238,138
 Shares repurchased                   (136,419)      (1,364,723)
                                    ----------    -------------
  Net increase                         647,131    $   6,691,556
                                    ----------    -------------
Strategic Income Portfolio
 Class I:
 Shares sold                           304,540    $   2,908,527       115,515    $   1,145,407
 Reinvestment of distributions          15,382          144,687         3,079           30,204
 Shares repurchased                   (101,095)        (959,078)       (1,089)         (10,702)
                                    ----------    -------------     ---------    -------------
  Net increase                         218,827    $   2,094,136       117,505    $   1,164,909
                                    ----------    -------------     ---------    -------------
Swiss Franc Bond Portfolio
 Class I:
 Shares sold                           163,302    $   1,859,438     1,549,850    $  19,177,149
 Reinvestment of distributions               -                -        24,680          282,586
 Shares repurchased                   (845,755)      (9,136,134)     (840,660)     (10,252,079)
                                    ----------    -------------     ---------    -------------
  Net increase (decrease)             (682,453)   $  (7,276,696)      733,870    $   9,207,656
                                    ----------    -------------     ---------    -------------

 Pioneer Variable Contracts Trust

--------------------------------------------------------------------------------
 OTES TO FINANCIAL STATEMENTS 12/31/00                            (continued)


                                     '00 Shares        '00 Amount       '99 Shares      '99 Amount
America Income Portfolio
 Class I:
 Shares sold                             312,055    $    2,994,288       1,278,400    $  12,694,085
 Reinvestment of distributions           162,368         1,560,851         176,222        1,723,627
 Shares repurchased                   (1,032,841)       (9,834,191)     (1,111,630)     (10,976,618)
                                      ----------    --------------      ----------    -------------
  Net increase (decrease)               (558,418)   $   (5,279,052)        342,992    $   3,441,094
                                      ----------    --------------      ----------    -------------
Money Market Portfolio
 Class I:
 Shares sold                         105,814,298    $  105,814,298      53,414,674    $  53,414,674
 Reinvestment of distributions         1,854,782         1,854,782       1,228,155        1,228,155
 Shares repurchased                 (108,033,959)     (108,033,959)    (38,793,023)     (38,793,023)
                                    ------------    --------------     -----------    -------------
  Net increase (decrease)               (364,879)   $     (364,879)     15,849,806    $  15,849,806
                                    ------------    --------------     -----------    -------------

9. Forward Foreign Currency Contracts

At December 31, 2000, certain Portfolios had entered into various contracts that obligate the Portfolios to deliver currencies at specified future dates. At the maturity of a contact, the Portfolios must make delivery of the foreign currency. Alternatively, prior to the settlement date of a portfolio hedge, the Portfolio may close out such contracts by entering into an offsetting hedge contract.

As of December 31, 2000, the Portfolios' open portfolio and settlement hedges were as follows:

Contracts to Deliver:

---------------------------------------------------------------------------------------------------
                                Contracts to   In Exchange   Settlement              Net Unrealized
 Portfolio                        Deliver          For          Date        Value         Loss
---------------------------------------------------------------------------------------------------
 Strategic Income Portfolio   EURO (50,000)      $45,766      1/29/01     $47,041      $ (1,275)
---------------------------------------------------------------------------------------------------

 Outstanding forward currency settlement contracts were as follows:

---------------------------------------------------------------------------------------------------
                                          Gross             Gross                   Net
 Portfolio                             Receivable          Payable          Receivable/(Payable)
---------------------------------------------------------------------------------------------------
 Emerging Markets Portfolio              $34,216           $34,100                  $116
---------------------------------------------------------------------------------------------------

Pioneer Variable Contracts Trust
--------------------------------------------------------------------------------
REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS
--------------------------------------------------------------------------------

To the Shareowners and the Board of Trustees of Pioneer Variable Contracts
Trust:

We have audited the accompanying balance sheets, including the schedules of investments, of Pioneer Variable Contracts Trust (comprising, respectively, the Emerging Markets VCT Portfolio, the Europe VCT Portfolio, the International Growth VCT Portfolio, the Science & Technology VCT Portfolio, the Mid-Cap Value VCT Portfolio, the Growth Shares VCT Portfolio, the Real Estate Growth VCT Portfolio, the Equity-Income VCT Portfolio, the Pioneer Fund VCT Portfolio, the Balanced VCT Portfolio, the High Yield VCT Portfolio, the Strategic Income VCT Portfolio, the Swiss Franc Bond VCT Portfolio, the America Income VCT Portfolio, and the Money Market VCT Portfolio), (collectively, the Portfolios) as of December 31, 2000, and the related statements of operations, the statements of changes in net assets and the Class I financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2000, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective Portfolios comprising the Pioneer Variable Contracts Trust as of December 31, 2000, the results of their operations, the changes in their net assets, and the Class I financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States.



ARTHUR ANDERSEN LLP



Boston, Massachusetts
February 9, 2001

Pioneer Variable Contracts Trust
--------------------------------------------------------------------------------
RESULTS OF SHAREOWNER MEETING
--------------------------------------------------------------------------------

On September 11, 2000, Pioneer Variable Contracts Trust held a special meeting of shareowners to approve a new management contract between the portfolios and Pioneer Investment Management, Inc., the portfolios' investment adviser. Shareowners also voted to elect trustees. Both proposals passed by shareowner vote. The new management contract took effect when UniCredito Italiano S.p.A. completed its acquisition of The Pioneer Group, Inc. on October 24, 2000. Here are the detailed results of the votes.

Pioneer Emerging Markets VCT Portfolio


Proposal 1 - To approve a new management contract.

 Affirmative               Against           Abstain
 -----------               -------           -------
1,057,003.895             41,321.777        28,660.266

Proposal 2 - To elect trustees.

Nominee                 Affirmative          Withheld
-------                 -----------          --------
M.K. Bush              1,089,347.312        37,638.626
J.F. Cogan, Jr.        1,089,117.795        37,868.143
Dr. R. H. Egdahl       1,089,347.312        37,638.626
M.B.W. Graham          1,089,347.312        37,638.626
M.A. Piret             1,089,347.312        37,638.626
D.D. Tripple           1,088,262.816        38,723.122
S.K. West              1,088,492.334        38,493.604
J. Winthrop            1,088,492.334        38,493.604

Pioneer Europe VCT Portfolio

Proposal 1 - To approve a new management contract.

 Affirmative               Against           Abstain
 -----------               -------           -------
1,719,170.431             50,790.318        84,286.809

Proposal 2 - To elect trustees.

Nominee                 Affirmative          Withheld
-------                 -----------          --------
M.K. Bush              1,791,497.471        62,750.087
J.F. Cogan, Jr.        1,788,244.123        66,003.435
Dr. R. H. Egdahl       1,793,044.505        61,203.053
M.B.W. Graham          1,791,497.471        62,750.087
M.A. Piret             1,791,497.471        62,750.087
D.D. Tripple           1,788,244.123        66,003.435
S.K. West              1,793,044.505        61,203.053
J. Winthrop            1,791,497.471        62,750.087

Pioneer Variable Contracts Trust
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Pioneer International Growth VCT Portfolio

Proposal 1 - To approve a new management contract.

 Affirmative              Against           Abstain
 -----------              -------           -------
4,375,418.056            126,798.812       253,278.881

Proposal 2 - To elect trustees.

Nominee                 Affirmative         Withheld
-------                 -----------         --------
M.K. Bush              4,623,109.558       132,386.191
J.F. Cogan, Jr.        4,595,336.723       160,159.026
Dr. R. H. Egdahl       4,628,082.888       127,412.861
M.B.W. Graham          4,628,082.888       127,412.861
M.A. Piret             4,627,825.081       127,670.749
D.D. Tripple           4,626,526.672       128,969.077
S.K. West              4,627,262.593       128,233.156
J. Winthrop            4,623,747.045       131,748.704

Pioneer Science & Technology VCT Portfolio

Proposal 1 - To approve a new management contract.

 Affirmative               Against           Abstain
 -----------               -------           -------
355,221.136                    0.000        30,420.097

Proposal 2 - To elect trustees.

Nominee                  Affirmative         Withheld
-------                  -----------         --------
M.K. Bush                367,308.792        18,332.441
J.F. Cogan, Jr.          367,294.910        18.346.323
Dr. R. H. Egdahl         367,308.792        18,332.441
M.B.W. Graham            367,308.792        18,332.441
M.A. Piret               367,308.792        18,332.441
D.D. Tripple             367,294.910        18.346.323
S.K. West                367,308.792        18,332.441
J. Winthrop              367,308.792        18,332.441

Pioneer Mid-Cap Value VCT Portfolio

Proposal 1 - To approve a new management contract.

 Affirmative              Against            Abstain
 -----------              -------            -------
6,332,389.930            273,677.955       441,097.979

Proposal 2 - To elect trustees.

Nominee                 Affirmative         Withheld
-------                 -----------         --------
M.K. Bush              6,764,181.113       282,984.751
J.F. Cogan, Jr.        6,768,017.438       279,148.426
Dr. R. H. Egdahl       6,771,244.651       275,921.213
M.B.W. Graham          6,768,062.232       279,103.632
M.A. Piret             6,771,609.688       275,556.176
D.D. Tripple           6,772,102.841       275,063.023
S.K. West              6,773,657.509       273,508.355
J. Winthrop            6,772,271.292       274,894.572

Pioneer Variable Contracts Trust
--------------------------------------------------------------------------------
RESULTS OF SHAREOWNER MEETING                                        (continued)
--------------------------------------------------------------------------------

Pioneer Growth Shares VCT Portfolio

Proposal 1 - To approve a new management contract.

 Affirmative              Against             Abstain
 -----------              -------             -------
6,159,145.250            273,320.368       315,713.582

Proposal 2 - To elect trustees.

Nominee                 Affirmative          Withheld
-------                 -----------          --------
M.K. Bush              6,542,745.222        205,433.978
J.F. Cogan, Jr.        6,541,644.935        206,534.265
Dr. R. H. Egdahl       6,543,765.970        204,413.230
M.B.W. Graham          6,519,533.141        228,646.059
M.A. Piret             6,542,745.222        205,433.978
D.D. Tripple           6,540,617.558        207,561.642
S.K. West              6,540,816.406        207,362.794
J. Winthrop            6,541,717.846        206,461.354

Pioneer Real Estate Growth VCT Portfolio

Proposal 1 - To approve a new management contract.

 Affirmative              Against            Abstain
 -----------              -------            -------
2,019,303.889             96,246.442       120,086.652

Proposal 2 - To elect trustees.

Nominee                 Affirmative          Withheld
-------                 -----------          --------
M.K. Bush              2,154,214.222        81,422.761
J.F. Cogan, Jr.        2,152,744.359        82,892.624
Dr. R. H. Egdahl       2,153,388.086        82,248.897
M.B.W. Graham          2,154,214.222        81,422.761
M.A. Piret             2,153,925.528        81,711.455
D.D. Tripple           2,152,985.945        82,651.038
S.K. West              2,154,153.106        81,483.877
J. Winthrop            2,153,985.578        81.651.405

Pioneer Fund VCT Portfolio

Proposal 1 - To approve a new management contract.

 Affirmative              Against            Abstain
 -----------              -------            -------
8,615,823.987            282,219.865       419,578.880

Proposal 2 - To elect trustees.

Nominee                Affirmative          Withheld
-------                -----------          --------
M.K. Bush              9,143,311.009       174,311.723
J.F. Cogan, Jr.        9,118,159.354       199,463.378
Dr. R. H. Egdahl       9,142,432.988       175,189.744
M.B.W. Graham          9,128,969.993       188,652.739
M.A. Piret             9,145,149.367       172,473.365
D.D. Tripple           9,139,963.553       177,659.179
S.K. West              9,141,920.809       175,701.923
J. Winthrop            9,142,881.145       174,741.587

Pioneer Variable Contracts Trust
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Pioneer Equity-Income VCT Portfolio

Proposal 1 - To approve a new management contract.

 Affirmative              Against            Abstain
 -----------              -------            -------
8,528,325.170            272,431.365       675,008.402

Proposal 2 - To elect trustees.

Nominee                Affirmative          Withheld
-------                -----------          --------
M.K. Bush              9,256,485.007      219,279.930
J.F. Cogan, Jr.        9,230,599.104      245,165.833
Dr. R. H. Egdahl       9,264,346.516      211,418.421
M.B.W. Graham          9,254,874.042      220,890.895
M.A. Piret             9,264,039.957      211,724.980
D.D. Tripple           9,256,125.992      219,638.945
S.K. West              9,264,343.739      211,421.198
J. Winthrop            9,264,539.170      211,225.767

Pioneer Balanced VCT Portfolio

Proposal 1 - To approve a new management contract.

 Affirmative              Against            Abstain
 -----------              -------            -------
4,082,923.770             54,978.336       211,071.613

Proposal 2 - To elect trustees.

Nominee                 Affirmative          Withheld
-------                 -----------          --------
M.K. Bush              4,314,909.320        34,064.399
J.F. Cogan, Jr.        4,281,409.928        67,563.791
Dr. R. H. Egdahl       4,318,963.578        30,010.141
M.B.W. Graham          4,311,075.026        37,898.693
M.A. Piret             4,317,673.979        31,299.740
D.D. Tripple           4,316,431.823        32,541.896
S.K. West              4,318,963.578        30,010.141
J. Winthrop            4,317,673.979        31,299.740

Pioneer High Yield VCT Portfolio

Proposal 1 - To approve a new management contract.

 Affirmative                Against           Abstain
 -----------                -------           -------
273,710.219                    0.000        14,645.455

Proposal 2 - To elect trustees.

Nominee                  Affirmative          Withheld
-------                  -----------          --------
M.K. Bush                288,355.674             0.000
J.F. Cogan, Jr.          288,262.476            93.198
Dr. R. H. Egdahl         288,355.674             0.000
M.B.W. Graham            288,355.674             0.000
M.A. Piret               288,355.674             0.000
D.D. Tripple             288,262.476            93.198
S.K. West                288,355.674             0.000
J. Winthrop              288,355.674             0.000

Pioneer Variable Contracts Trust
--------------------------------------------------------------------------------
RESULTS OF SHAREOWNER MEETING                                        (continued)
--------------------------------------------------------------------------------

Pioneer Strategic Income VCT Portfolio

Proposal 1 - To approve a new management contract.

 Affirmative                 Against             Abstain
 -----------                 -------             -------
277,772.005                  1,876.602             0.000

Proposal 2 - To elect trustees.

Nominee                    Affirmative           Withheld
-------                    -----------           --------
M.K. Bush                  279,344.995            303.612
J.F. Cogan, Jr.            279,320.608            327.999
Dr. R. H. Egdahl           279,344.995            303.612
M.B.W. Graham              279,344.995            303.612
M.A. Piret                 279,344.995            303.612
D.D. Tripple               279,320.608            327.999
S.K. West                  279,344.995            303.612
J. Winthrop                279,344.995            303.612

Pioneer Swiss Franc Bond VCT Portfolio

Proposal 1 - To approve a new management contract.

 Affirmative                 Against            Abstain
 -----------                 -------            -------
3,028,110.722              236,642.441         64,646.036

Proposal 2 - To elect trustees.

Nominee                  Affirmative           Withheld
-------                  -----------           --------
M.K. Bush                3,115,906.527        213,492.672
J.F. Cogan, Jr.          3,115,906.527        213,492.672
Dr. R. H. Egdahl         3,115,906.527        213,492.672
M.B.W. Graham            3,115,906.527        213,492.672
M.A. Piret               3,115,906.527        213,492.672
D.D. Tripple             3,115,906.527        213,492.672
S.K. West                3,115,906.527        213,492.672
J. Winthrop              3,115,906.527        213,492.672

Pioneer America Income VCT Portfolio

Proposal 1 - To approve a new management contract.

 Affirmative                 Against            Abstain
 -----------                 -------            -------
2,417,890.764               30,791.611        170,574.881

Proposal 2 - To elect trustees.

Nominee                   Affirmative          Withheld
-------                   -----------          --------
M.K. Bush                2,585,385.192        33,872.064
J.F. Cogan, Jr.          2,586,650.424        32,606.832
Dr. R. H. Egdahl         2,590,603.628        28,653.628
M.B.W. Graham            2,590,603.628        28,653.628
M.A. Piret               2,590,603.628        28,653.628
D.D. Tripple             2,585,405.849        33,851.407
S.K. West                2,590,603.628        28,653.628
J. Winthrop              2,590,603.628        28,653.628

Pioneer Variable Contracts Trust
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Pioneer Money Market VCT Portfolio

Proposal 1 - To approve a new management contract.

 Affirmative                Against              Abstain
 -----------                -------              -------
28,935,656.383              878,204.413        244,026.504

Proposal 2 - To elect trustees.

Nominee                    Affirmative           Withheld
-------                    -----------           --------
M.K. Bush                29,428,519.844        629,367.456
J.F. Cogan, Jr.          29,361,767.400        696,119.900
Dr. R. H. Egdahl         28,969,834.347      1,088,052.953
M.B.W. Graham            29,334,597.255        723,290.045
M.A. Piret               29,638,249.608        419,637.692
D.D. Tripple             29,428,519.844        629,367.456
S.K. West                28,969,834.347      1,088,052.953
J. Winthrop              29,428,519.844        629,367.456

[PIONEER Investments(R) LOGO]     PIONEER
                                  VARIABLE
                                  CONTRACTS
                                  TRUST


Pioneer Variable Contracts Trust


Officers

John F. Cogan, Jr., President
David D. Tripple, Executive Vice President
Vincent Nave, Treasurer
Joseph P. Barri, Secretary


Trustees

Mary K. Bush
John F. Cogan, Jr., Chairman
Richard H. Egdahl, M.D.
Margaret B.W. Graham
Marguerite A. Piret
David D. Tripple
Stephen K. West
John Winthrop


Investment Adviser

Pioneer Investment Management, Inc.


Custodian

Brown Brothers Harriman & Co.


Legal Counsel

Hale and Dorr LLP


Independent Public Accountants

Arthur Andersen LLP


This report must be preceded or accompanied by a prospectus for Pioneer Variable Contracts Trust which includes more information about charges and expenses. Please read the prospectus carefully before you invest or send money.


                                                                    9666-00-0201